UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  ☒        Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Salesforce, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11

Notice of the 2024 Annual Meeting and 2024 Proxy Statement

Thursday, June 27, 11:00 A.M. PST

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Letter from our Chair and Chief Executive Officer

May 16, 2024

Dear Fellow Stockholders,

As we celebrate our 25th year, I’ve never been more excited about the future of our company and our industry. We had another incredible year at Salesforce in fiscal year 2024, and we’re exceptionally well-positioned to continue delivering profitable growth and leading our customers into this new AI era. Salesforce brings together best-in-class CRM apps for sales, service, marketing, commerce, and more with trusted AI and data all on one integrated platform.

This has been a remarkable year of transformation for our company—restructuring our business for the short and long term; increasing productivity, profitability, and operational excellence across the board; doubling down on innovation and making our core products even better; and strengthening our relationships with all of you—our stockholders. Our transformation is reflected in the strong results you saw throughout fiscal year 2024.

Guided by our core values of trust, customer success, innovation, equality, and sustainability, we look forward to continuing our partnership with you, delivering on our commitments for profitable growth and leading our customers and industry into the next step of this AI revolution.

Accordingly, we would like to invite you to attend the 2024 Annual Meeting of Stockholders of Salesforce, Inc. on Thursday, June 27, 2024 at 11:00 a.m. Pacific Time. This year, building on the success of recent years, we are continuing to use a virtual meeting format to provide a consistent experience to all stockholders regardless of location and to reduce the environmental impact of our meeting. We will provide a live audio webcast of the annual meeting at www.virtualshareholdermeeting.com/CRM2024.

At this year’s meeting, we will vote on the election of directors, an amendment of our Restated Certificate of Incorporation to provide exculpation from liability for certain officers in accordance with recent amendments to Delaware law, an amendment and restatement of our 2013 Equity Incentive Plan, and the ratification of the selection of Ernst & Young LLP as Salesforce’s independent registered public accounting firm. We will also conduct a nonbinding advisory vote to approve the compensation of Salesforce’s named executive officers. If properly presented at the meeting, we will also consider three stockholder proposals as described in the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. Finally, we will transact such other business as may properly come before the meeting, and stockholders will have an opportunity to ask questions.

Your vote is important. Whether or not you plan to participate in the annual meeting, please vote as soon as possible. You may vote over the Internet or, if you requested printed copies of the proxy materials be mailed to you, by telephone or by mailing a completed proxy card or voting instruction form. Your vote by proxy will ensure your representation at the annual meeting regardless of whether you participate in the meeting. Details regarding the annual meeting and the business to be conducted are described in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.

Thank you for your trust and ongoing support of Salesforce.

Marc Benioff Chair of the Board of Directors Chief Executive Officer

Letter from our Lead Independent Director

May 16, 2024

Dear Fellow Stockholders,

As Lead Independent Director of the Salesforce Board of Directors, I have the privilege of sharing an update on the Board’s actions and priorities. As we approach the 2024 Annual Meeting and reflect on a truly extraordinary year for Salesforce, I thank you for your trust and investment in our company and long-term business strategy.

Oversight of Salesforce’s Transformation

In fiscal 2024, we made transformative change and innovated at a rapid pace while advancing our commitment to profitable growth and value creation for our stockholders in both the near and long term. Our Board, including through our dedicated Business Transformation Committee, has spent the last year closely overseeing management’s efforts to transform the business and strengthen our foundation for sustained operational excellence and value creation.

We are extremely proud of Salesforce’s commitment to improving operational efficiencies while also delivering incredible innovation for our customers and returns for our stockholders. In fiscal 2024, Salesforce achieved record margin growth and cash flow as the company continued to innovate across its entire portfolio of industry-leading products and deliver groundbreaking advancements, like Data Cloud and Einstein Copilot, to help our customers transform for the AI future. As a result of actions taken, including the progress made on the restructuring plan announced in late fiscal 2023, the company also saw significant improvements in its operating expenses across all operating categories and we expect to maintain this focus of operational discipline over the longer term.

With the emergence of the next generation of AI and the transformation of our broader industry, Salesforce is positioned to lead customers into an exciting new era of productivity and growth. Our Board is confident in Salesforce’s ability to drive innovation and advance our business while upholding the company’s core values of trust, customer success, innovation, equality, and sustainability.

Capital Allocation Framework

Our Board also continues to oversee substantial changes to Salesforce’s capital allocation framework, consistent with our commitment to drive long-term cash flow. In February 2024, our Board was pleased to declare Salesforce’s first-ever cash dividend program, building on our recently enhanced capital return strategy. Following the inauguration of Salesforce’s share repurchase program in late 2022, our Board has twice increased the authorized repurchases by $10.0 billion, most recently in February 2024, for an aggregate total authorization of $30.0 billion. And since the inception of this program, Salesforce has returned $11.7 billion of capital to stockholders through share repurchases as of the end of fiscal 2024. Our share repurchases fully offset our stock based compensation in fiscal 2024.

Stockholder Engagement

As you have heard from Marc, building even stronger relationships with our stockholders through our robust outreach program was a key priority for both the company and our Board. Oscar Munoz, Chair of our Business Transformation Committee, John Roos, Chair of our Compensation Committee, and I had the opportunity to directly engage with stockholders to discuss a range of matters over the past year, including our long-term growth strategy, financial and operational priorities, human capital management, and governance practices. We appreciate the insights shared and look forward to hearing your views as we continue to move forward. And as further discussed in the proxy statement, our Board continued to leverage our ongoing board evaluation process and director skills matrix to make sure our board composition is well-matched to the opportunities and needs of our business going forward.

Salesforce recently celebrated our first 25 years as a company. As we build on this quarter-century of innovation, Marc and I, on behalf of all our directors, are confident that Salesforce is well-positioned to continue delivering profitable growth for our customers, employees, communities, and investors over the coming years. We thank you for continuing to join us on this journey as we blaze a new trail in this rapidly changing industry.

Robin Washington Lead Independent Director

Salesforce, Inc.

415 Mission Street

3rd Floor

San Francisco, California 94105

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, June 27, 2024

TO THE STOCKHOLDERS OF SALESFORCE, INC.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Salesforce, Inc., a Delaware corporation (“Salesforce”), will be held on Thursday, June 27, 2024 at 11:00 a.m. Pacific Time.

This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at www.virtualshareholdermeeting.com/CRM2024.

The items of business are:

1.

To elect Marc Benioff, Laura Alber, Craig Conway, Arnold Donald, Parker Harris, Neelie Kroes, Sachin Mehra, Mason Morfit, Oscar Munoz, John V. Roos, Robin Washington, Maynard Webb and Susan Wojcicki to serve as directors;

2.	To amend our Restated Certificate of Incorporation to provide exculpation from liability for certain officers of Salesforce in accordance with recent amendments to Delaware law;

3.	To amend and restate our 2013 Equity Incentive Plan to increase the number of shares reserved for issuance by 36 million shares and extend the plan term;

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025;

5.	To approve, on an advisory basis, the fiscal 2024 compensation of our named executive officers; and

6.	To consider and act upon three stockholder proposals described in the Proxy Statement, if properly presented at the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We also will transact any other business that may properly come before the Annual Meeting. At this time we are not aware of any such additional matters.

Stockholders of record at the close of business on May 1, 2024 are entitled to receive notice of, and to vote at, the Annual Meeting as well as any and all adjournments, continuations or postponements thereof.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary will convene the meeting at 12:00 p.m. Pacific Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of Salesforce’s website at investor.salesforce.com.

This Notice, the Notice of Internet Availability of Proxy Materials, the Proxy Statement and the 2024 Annual Report are first being made available to stockholders on May 16, 2024.

On behalf of the Board of Directors,

Sarah Dods

Secretary

San Francisco, California

May 16, 2024

WHETHER OR NOT YOU EXPECT TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. YOU MAY VOTE ONLINE OR, IF YOU REQUESTED PRINTED COPIES OF THE PROXY MATERIALS, BY TELEPHONE OR BY USING THE PROXY CARD OR VOTING INSTRUCTION FORM PROVIDED WITH THE PRINTED PROXY MATERIALS.

PROXY STATEMENT FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS (CONTINUED)

NOTE ABOUT FORWARD-LOOKING STATEMENTS

Note About Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements about the Company’s future growth and profitability, Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and environmental and sustainability plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2024 Annual Report on Form 10-K.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to Be Held on June 27, 2024. The Proxy Statement and Annual Report for the fiscal year ended January 31, 2024 are available at www.proxyvote.com.

ABOUT THE ANNUAL MEETING

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Salesforce, Inc. (the “Board”) is soliciting your vote at Salesforce’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Unless otherwise indicated, references in this Proxy Statement to “Salesforce,” “we,” “us,” “our” and the “Company” refer to Salesforce, Inc.

When and where will the Annual Meeting take place?

The Annual Meeting will take place on Thursday, June 27, 2024 at 11:00 a.m. Pacific Time. The Annual Meeting will occur as a virtual meeting conducted exclusively via a live audio webcast at www.virtualshareholdermeeting.com/CRM2024.

Why are you holding a virtual Annual Meeting?

We are utilizing a virtual meeting format for our Annual Meeting to provide a consistent experience to all stockholders regardless of geographic location. A virtual meeting also enhances stockholder access and engagement and reduces the environmental impact of our Annual Meeting. In structuring our virtual Annual Meeting, our goal is to enhance rather than constrain stockholder participation in the meeting, and we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.

Where can I access the proxy materials?

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we have provided access to our proxy materials primarily over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) has been mailed (or, if requested, emailed) to stockholders owning our stock as of the record date, May 1, 2024. Our proxy materials were mailed to those stockholders who have asked to receive paper copies. Instructions on how to access the proxy materials over the Internet, receive our proxy materials via email or request a printed copy by mail may be found in the Internet Notice.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will reduce the cost of printing and mailing documents to you and will reduce the impact of the Annual Meeting on the environment. If you choose to receive future proxy materials by email, and you are a Salesforce stockholder as of the record date for next year’s annual meeting, you will receive an email next year with instructions containing a link to those materials. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy or voting instruction form. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating such election.

How many votes do I have?

All of our stockholders have one vote for every share of Salesforce common stock owned as of our record date of May 1, 2024.

SALESFORCE 2024 PROXY STATEMENT

1

ABOUT THE ANNUAL MEETING (CONTINUED)

What will I be voting on?

Stockholders will be asked to vote on the following matters at the Annual Meeting:

Management Proposals	Board’s Recommendation	Page References

1. To elect Marc Benioff, Laura Alber, Craig Conway, Arnold Donald, Parker Harris, Neelie Kroes, Sachin Mehra, Mason Morfit, Oscar Munoz, John V. Roos, Robin Washington, Maynard Webb and Susan Wojcicki to serve as directors.	FOR	81

2. To amend our Restated Certificate of Incorporation to provide for officer exculpation.	FOR	82

3. To amend and restate our 2013 Equity Incentive Plan to increase the number of shares reserved for issuance by 36 million shares and extend the plan term.	FOR	84

4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025.	FOR	95

5. To approve, on an advisory basis, the fiscal 2024 compensation of our named executive officers.	FOR	97

Stockholder Proposals

6. To consider a stockholder proposal requesting a policy to require the Chair of the Board be an independent member of the Board and not a former CEO of the Company, if properly presented at the meeting.	AGAINST	98

7. To consider a stockholder proposal requesting stockholder approval of certain executive severance arrangements, if properly presented at the meeting.	AGAINST	101

8. To consider a stockholder proposal requesting a report on viewpoint restriction risks, if properly presented at the meeting.	AGAINST	104

We will also transact any other business that may properly come before the Annual Meeting, although we are not aware of any such business as of the date of this Proxy Statement.

How do I vote in advance of the virtual Annual Meeting?

If you are a stockholder of record, you may cast your vote in advance of the meeting in any of the following ways:

Internet

Visit www.proxyvote.com and follow the instructions on your proxy card or Internet Notice.

Phone

Call 1-800-690-6903 and follow the instructions provided in the recorded message (if you received paper copies of the proxy materials).

Mail

Return your completed and signed proxy card in the enclosed postage-prepaid envelope.

If you are a stockholder who holds shares through a brokerage firm, bank, trust or other similar organization (that is, in “street name”), please refer to the instructions from the broker or organization holding your shares.

SALESFORCE 2024 PROXY STATEMENT

2

ABOUT THE ANNUAL MEETING (CONTINUED)

How do I participate in the virtual Annual Meeting?

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on May 1, 2024, the record date, or hold a valid proxy for the meeting. To participate in the virtual meeting, including to vote, ask questions and to view the list of registered stockholders as of the record date during the meeting, you must access the meeting website at www.virtualshareholdermeeting.com/CRM2024, enter the 16-digit control number found on your Internet Notice, proxy card or voting instruction form, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Internet Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Internet Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. The meeting webcast will begin promptly at 11:00 a.m. Pacific Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, information for live technical support can be found at the meeting website at www.virtualshareholdermeeting.com/CRM2024.

We will endeavor to answer as many stockholder-submitted questions that comply with the meeting rules of conduct as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. We will also post a recording of the meeting on our investor relations website, which will be available for replay for 60 days following the meeting.

Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting by one of the methods indicated above.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting on the meeting website.

SALESFORCE 2024 PROXY STATEMENT

3

FISCAL YEAR 2024 IN REVIEW

FISCAL YEAR 2024 IN REVIEW

Business Overview

Salesforce is a global leader in customer relationship management (“CRM”) technology that brings companies and their customers together. Founded in 1999, we enable companies of every size and industry to connect with their customers through the power of data, AI, CRM and trust.

Our AI-powered Customer 360 platform unites sales, service, marketing, commerce and IT teams by connecting customer data across systems, apps and devices to create a complete view of customers. With this single source of customer truth, teams can be more responsive, productive and efficient and deliver intelligent, personalized and automated experiences across every channel.

Our Customer 360 service offerings are designed to be flexible, scalable and easy to use. They can generally be configured easily, deployed rapidly and integrated with other platforms and enterprise applications. We sell to businesses worldwide, primarily on a subscription basis, through our direct sales efforts and also indirectly through partners. We also enable third parties to use our platform and developer tools to create additional functionality and new applications that run on our platform, which are sold separately from, or in conjunction with, our service offerings.

Salesforce is committed to a core set of values: trust, customer success, innovation, equality and sustainability. Foremost among these is trust, which is the foundation for everything we do. Our customers trust our technology to deliver the highest levels of security, privacy, performance, compliance and availability at scale. Customer success is at the core of our business and we align the entire company around our customers’ needs to promote their success and show our value. We believe in continuous innovation, enabling our customers to access the latest technology advances so they can innovate and stay ahead in their industries. Equality is a core tenet of how we run our business. We value the equality of every individual at our company and in our communities. We believe that creating a diverse workplace that reflects the communities we serve and fostering an inclusive culture where everyone feels seen, heard and valued makes us a better company. Finally, we believe the world is in a climate crisis and that sustainability, including bold climate action, is the only way forward. We are committed to ambitious climate leadership solutions, and we are bringing the full power of Salesforce to help organizations achieve net zero emissions.

We believe that our values create value, and the business of business is to make the world a better place for our stakeholders, including our stockholders, customers, employees, partners, the planet and the communities in which we work and live. Salesforce is committed to giving back to our communities, closing the inequality gap and helping businesses grow while protecting the environment for future generations. We believe we have a broad responsibility to society, and we aspire to create a framework for the ethical and humane use of technology that not only drives the success of our customers, but also upholds the basic human rights of every individual. We are committed to transparent environmental, social and governance disclosures and maintaining programs that support the success of these initiatives.

SALESFORCE 2024 PROXY STATEMENT

4

FISCAL YEAR 2024 IN REVIEW (CONTINUED)

Financial Highlights

At Salesforce, we believe in doing good and doing well. Together with our employees, partners and customers, we’ve been able to realize impressive business growth and success while staying true to the core values we’ve had since day one. Fiscal 2024 in particular was a highly successful year of transformation for Salesforce with strong performance across all key metrics, including:

•	Revenue. Fiscal 2024 revenue was $34.9 billion, an increase of 11% year-over-year.

•	Operating Margin. Fiscal 2024 GAAP operating margin was 14.4%, up from 3.3% a year ago. Fiscal 2024 non-GAAP operating margin was 30.5%, up from 22.5% a year ago.[1]

•

Income from Operations. Fiscal 2024 GAAP income from operations was $5.0 billion, compared to $1.0 billion from a year ago. Fiscal 2024 non-GAAP income from operations was $10.6 billion, compared to $7.1 billion from a year ago.[1]

•	Earnings per Share. Fiscal 2024 diluted earnings per share was $4.20, compared to $0.21 from a year ago.

•

Cash Flow. Cash generated by operations for fiscal 2024 was $10.2 billion, an increase of 44% year-over-year. Total cash, cash equivalents and marketable securities as of January 31, 2024 was $14.2 billion.

•

Remaining Performance Obligation. Total remaining performance obligation, which represents all future revenue under contract yet to be recognized, as of January 31, 2024 was approximately $56.9 billion, an increase of 17% year-over-year. Current remaining performance obligation as of January 31, 2024 was approximately $27.6 billion, an increase of 12% year-over-year.

•	Share Repurchase Program. We repurchased approximately 36 million shares of our common stock during fiscal 2024, returning approximately $7.7 billion to stockholders.

Human Capital Management

Salesforce is committed to a core set of values: trust, customer success, innovation, equality and sustainability. These core values are the foundation of our company culture, which we believe is fundamental to, and a competitive advantage in, our approach to managing our workforce. We believe our company culture fosters open dialogue, collaboration, recognition and a sense of belonging, all of which allow us to attract and retain the best talent, which is critical for our continued success.

We believe our efforts in managing our workforce have been effective. Our focus on our workplace environment and a strong company culture has led to recognition across the globe, as evidenced by the following awards: Ethisphere’s World’s Most Ethical Companies (2024 and for the 15th time), Fortune World’s Most Admired Companies (2024 and for the 10th year in a row), Fortune 100 Best Companies to Work For (2024 and for the 15th year in a row), Fortune America’s Most Innovative Companies (2024 and for the second year in a row), a score of 100 on the Human Rights Campaign Corporate Equality Index (2023 and for the seventh year in a row), a top-four software company on the American Opportunity Index (2023) and JUST Capital’s America’s Most JUST Companies (2024 and for the seventh year in a row).

As of January 31, 2024, we had 72,682 employees, of which approximately 51 percent were located in the United States and 49 percent were located internationally, and approximately 36 percent identified as women, 64 percent identified as men, and less than one percent identified as non-binary or other.

We continue to invest in equality, diversity and inclusion initiatives, development programs, employee engagement, and ongoing communications and feedback. Our Board, through one or more of its committees, continues to oversee the Company’s strategies and policies related to human capital management, including matters related to diversity, equity and inclusion, workplace environment, culture, employee retention, and leadership development.

Read more about our human capital management initiatives on page 33.

[1]	See Appendix A for a reconciliation of GAAP to non-GAAP financial metrics and other information.

SALESFORCE 2024 PROXY STATEMENT

5

FISCAL YEAR 2024 IN REVIEW (CONTINUED)

Year-Round Stockholder Engagement

Salesforce has a history of actively engaging with and listening to our stockholders. In addition to our Annual Meeting each year, we regularly provide stockholders with opportunities to deliver feedback through an extensive, year-round stockholder engagement program. Our Investor Relations team regularly meets with investors, prospective investors and investment analysts. Meetings can include participation by our Chief Executive Officer, Chief Financial Officer or other business leaders, as well as our Lead Independent Director or other members of the Board, as appropriate. Meetings may cover a wide variety of topics but are often focused on company performance, technology initiatives, company strategy, sustainability initiatives and human capital matters. Members of our Employee Success (human resources), Governance, Sustainability and Equality teams also participate regularly in meetings with our stockholders. Our head of Investor Relations regularly communicates topics discussed and stockholder feedback to senior management and the Board for consideration in their decision-making.

Below are some of the fiscal 2024 stockholder engagement program elements:

In fiscal 2024, we engaged in dialogue with holders of more than 60% of our shares outstanding through this program. We engaged with approximately 90% of our top 20 investors (not including Mr. Benioff, our Chair and Chief Executive Officer); such engagements represent approximately 37% of our total shares outstanding. Directors led discussions with 65% of our top 20 investors. We discussed and solicited feedback from investors on various topics, including:

•   corporate governance, including Board and committee composition and structure;

•   company performance and business transformation;

•   CEO and management succession planning;

•   executive and director compensation;

•   human capital management, including diversity and inclusion and gender pay equity;

•   sustainability initiatives;

•   policies and practices for new products and technology, including generative AI; and

•   stockholder proposals.

In recent years, we have made a number of enhancements to our governance practices in response to stockholder feedback, including:

•   refreshing our Board with the appointment of five new outside directors in the past three years;

•   appointing a new Lead Independent Director with expanded duties;

•   forming a Business Transformation Committee;

•   restructuring our PRSU program for NEOs, effective fiscal 2024;

•   enhancing stockholder rights by eliminating supermajority voting provisions from our governance documents and implementing a special meeting right and a proxy access right;

•   enhancing our equality, diversity and inclusion disclosures by adding multi-year comparisons to our Annual Equality Update; and

•   tying a portion of senior executive compensation to environmental, social and governance (“ESG”) measures.

Read more about our stockholder engagement and executive compensation program on page 44.

SALESFORCE 2024 PROXY STATEMENT

6

FISCAL YEAR 2024 IN REVIEW (CONTINUED)

Board and Governance Best Practices

Salesforce is governed by a Board consisting of a highly experienced, qualified and diverse group of directors. All of our director nominees, other than Marc Benioff, our Chair and Chief Executive Officer; Parker Harris, our Co-Founder and Chief Technology Officer, Slack; and Oscar Munoz, a former member of our Global Advisory Board, are independent within the meaning of the listing standards of the New York Stock Exchange (the “NYSE”), as currently in effect. The figures below highlight the independence, tenure and diversity of our director nominees.

(1) Director tenure is measured by completed years of service from the initial month of service through the filing of the Company’s annual Proxy Statement.

In addition to a well-balanced and independent Board, we are committed to a corporate governance structure that promotes long-term stockholder value creation through a sound leadership structure and that provides our stockholders with both the opportunity to provide direct feedback and key substantive rights to promote accountability.

Corporate Governance Best Practices

✓ Board Nominees Composed of Approximately 77% Independent Directors

✓ Commitment to Board Refreshment, with Three New Directors Effective March 2023 and Five New Directors Appointed in the Past Three Years

✓ Lead Independent Director with Expansive Duties

✓ Annual Election of Directors

✓ Majority Voting for Directors in Uncontested Elections

✓ Proxy Access Right on Market Terms

✓ Rigorous Director Selection and Evaluation Process

✓ Limit on Outside Directorships

✓ Stockholder Ability to Request Special Meetings at 15% Threshold

✓ No Supermajority Voting Provisions in Certificate of Incorporation or Bylaws

✓ Fully Independent Audit, Compensation and Governance Committees

✓ Comprehensive Strategy, Risk, Operating and ESG Oversight by Full Board and Committees

✓ Annual Board and Committee Self-Evaluations

✓ Active Engagement with Stockholders of a Majority of Our Outstanding Shares in Fiscal 2024

✓ Stock Ownership Policy for Directors and Executive Officers

✓ Diverse Board in Terms of Gender, Race, Experience, Skills and Tenure

✓ Regular Executive Sessions of Non-Management Directors

Read more about our Board on page 8 and corporate governance practices on page 23.

SALESFORCE 2024 PROXY STATEMENT

7

DIRECTORS AND CORPORATE GOVERNANCE

DIRECTORS AND CORPORATE GOVERNANCE

Board Nominees

Salesforce has a Board of highly experienced directors who have led, advised and established many of the premier companies in Silicon Valley and other leading global organizations. Our Board has taken a thoughtful approach to board composition so that our directors have backgrounds that collectively add significant value to the strategic decisions made by the Company and that enable them to provide oversight of management and accountability to our stockholders. Our directors have extensive backgrounds as entrepreneurs, technologists, operational and financial experts, investors, executives of global enterprises, advisors and government leaders. In addition, we have worked hard to strike a good balance between long-term understanding of our business and fresh external perspectives, as well as to have a diversity of backgrounds and perspectives within the boardroom.

The following table sets forth the names, ages and certain other information for each of our director nominees, as well as the membership of our standing committees.

Directors & Occupation	Age	Director Since	Independent	Audit	Compensation	Governance	Cybersecurity & Privacy	Business Transformation

Marc Benioff Chair, Chief Executive Officer & Co-Founder	59	1999

Laura Alber President & Chief Executive Officer, Williams-Sonoma	55	2021	✓			M

Craig Conway Former President & Chief Executive Officer, PeopleSoft	69	2005	✓		M			M

Arnold Donald Former President & Chief Executive Officer, Carnival Corporation	69	2023	✓	M		M

Parker Harris Co-Founder & Chief Technology Officer, Slack	57	2018					M

Neelie Kroes Former Vice President of the European Commission	82	2016	✓		M		C

Sachin Mehra (FE) Chief Financial Officer, Mastercard	53	2023	✓	C

Mason Morfit Co-Chief Executive Officer & Chief Investment Officer, ValueAct Capital	48	2023	✓					M

Oscar Munoz Former Chairman & Chief Executive Officer, United Airlines	65	2022						C

John V. Roos Former U.S. Ambassador to Japan; Co-Founder, Geodesic Capital	69	2013	✓		C	M

Robin Washington (L)(FE) Former EVP & Chief Financial Officer, Gilead Sciences	61	2013	✓	M		C		M

Maynard Webb Founder, Webb Investment Network	68	2006	✓				M	M

Susan Wojcicki Former Chief Executive Officer, Youtube	55	2014	✓				M

Legend: L = Lead Independent Director; FE = Financial Expert; C = Chair; M = Member

SALESFORCE 2024 PROXY STATEMENT

8

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Director Experience and Qualifications

The matrix below summarizes what our Board believes are desirable types of experience, qualifications, attributes and skills possessed by Salesforce’s director nominees because of their particular relevance to the Company’s business and strategy. While all of these were considered by the Board in connection with this year’s director nomination process, the following matrix does not encompass all experience, qualifications, attributes or skills of our director nominees.

Profitable/sustainable growth strategies	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Operational efficiency and costs discipline	✓	✓	✓		✓	✓		✓	✓	✓	✓	✓	✓
Capital allocation	✓	✓	✓		✓	✓			✓	✓	✓	✓	✓
Sales and distribution leadership	✓	✓							✓	✓	✓
Marketing and brand building leadership	✓	✓	✓			✓			✓	✓	✓
International operations or relations leadership	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Cybersecurity or data privacy			✓		✓	✓	✓	✓	✓			✓
Financial statements and accounting	✓	✓	✓		✓				✓	✓	✓	✓	✓

Significant technical, advisory, or business experience in software industry	✓	✓	✓	✓	✓	✓	✓	✓					✓
Cloud computing infrastructure implementation, strategy, or advisory work	✓	✓	✓	✓	✓	✓		✓
Senior executive leadership at a public company or other large organization	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓
Government/regulatory experience				✓	✓	✓	✓			✓	✓	✓
Former/current director of another public company	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓
Long-term succession planning or executive leadership transitions		✓	✓	✓	✓	✓		✓	✓	✓	✓		✓

Gender diversity					✓	✓	✓		✓
Racial/ethnic diversity					✓					✓	✓	✓
Tenure (# of years)	25	18	17	10	10	9	8	5	2	2	1	1	1

	>10 Years			6 – 10 Years				0 – 5 Years

SALESFORCE 2024 PROXY STATEMENT

9

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Biographies of Our Director Nominees

Set forth below are the names and certain information about our director nominees, all of whom are currently members of our Board. All director nominees were elected by stockholders at the 2023 Annual Meeting of Stockholders. There are no family relationships among any of our directors or executive officers. Our directors serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. Please see Proposal 1 in this Proxy Statement for more information about the election of our directors.

Marc Benioff Chair, Chief Executive Officer & Co-Founder Age: 59 Director Since: 1999

Qualifications and Expertise Provided to Our Board

•   Vision and status as one of our founders and a pioneer of cloud computing (named Innovator of the Decade by Forbes), as well as his tenure as our Chief Executive Officer and Chair of the Board, together providing unique and invaluable experience to our Board

•   Experience in sales, marketing and product development in the technology industry, and deep knowledge of Salesforce’s customer base and product line

•   Leadership in growing Salesforce into the #1 provider of CRM software globally (recognized as one of the World’s 50 Greatest Leaders by Fortune and 10 Best-Performing CEOs by Harvard Business Review)

Professional Experience

•   Chair of the Board, Chief Executive Officer (since 2001) and Co-Founder of Salesforce (in 1999)

•   Member of the World Economic Forum (WEF) Board of Trustees, serving as the inaugural chair of WEF’s Forum Center for the Fourth Industrial Revolution in San Francisco

•   Chair of the Salesforce Foundation and member of the University of Southern California Board of Trustees (current)

Other Public Company Directorships (current)

•   N/A

Former Public Company Directorships (within the past 10 years)

•   Director, Cisco Systems (2012 – 2014)

Education

•   B.S. in Business Administration from the University of Southern California

SALESFORCE 2024 PROXY STATEMENT

10

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Laura Alber President & CEO, Williams-Sonoma, Inc. Age: 55 Director Since: 2021 Committees: • Nominating & Corporate Governance

Qualifications and Expertise Provided to Our Board

•   Extensive background in business management, digital commerce, and global branding, with a deep understanding of how to use technology to drive innovation and growth

•   Experience implementing profitable growth strategies and business integrations, including expansion into global markets at a company with a portfolio of multi-channel brands

•   Experience in talent development and succession planning, including successful founder-led leadership transitions

•   Corporate governance experience at global, public companies through service on the boards of Williams-Sonoma, Fitbit and RealD

Professional Experience

•   President (since 2006), Chief Executive Officer (since 2010) at Williams-Sonoma, Inc., a consumer retail company

•   Member of the Board of Trustees for the University of Pennsylvania (current)

Other Public Company Directorships (current)

•   Director, Williams-Sonoma, Inc. (since 2010)

Former Public Company Directorships (within the past 10 years)

•   Director, Fitbit, Inc. (2016 – 2021)

•   Director, RealD Inc. (2013 – 2015)

Education

•   B.A. in Psychology from the University of Pennsylvania

SALESFORCE 2024 PROXY STATEMENT

11

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Craig Conway Former President & CEO, PeopleSoft, Inc. Age: 69 Director Since: 2005 Committees: • Compensation • Business Transformation

Qualifications and Expertise Provided to Our Board

•   Extensive background leading technology and software companies, including as president and chief executive officer of three high-growth technology companies

•   Significant public company board and corporate governance experience, including on the boards of technology and software companies such as Nutanix, Guidewire Software, and Advanced Micro Devices

•   In-depth knowledge of the technology sector and Salesforce, having served on our Board and its M&A Committee through periods of immense growth and transformation

Professional Experience

•   Former President and Chief Executive Officer of PeopleSoft, Inc., an enterprise application software company (1999 – 2004)

•   Former President and Chief Executive Officer of One Touch Systems (1996 – 1999)

•   Former President and Chief Executive Officer of TGV Software (1993 – 1996)

•   Various former executive management positions at leading technology companies, including as Executive Vice President at Oracle Corporation

Other Public Company Directorships (current)

•   Director, Paylocity Holding Corporation (since 2024)

•   Director, Nutanix, Inc. (since 2017)

Former Public Company Directorships (within the past 10 years)

•   Director, Guidewire Software (2010 – 2019), including as Executive Chairman (2010 – 2014) and Chairman (2014 – 2015; 2016 – 2017)

Education

•   B.S. in Computer Science and Mathematics from the State University of New York at Brockport

SALESFORCE 2024 PROXY STATEMENT

12

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Arnold Donald Former President & CEO, Carnival Corporation & plc Age: 69 Director Since: 2023 Committees: • Audit & Finance • Nominating & Corporate Governance

Qualifications and Expertise Provided to Our Board

•   Expertise in business transformations resulting in growth and operating discipline across several industries, including extensive experience in strategic planning, operations, and distribution at large global companies over a nearly four-decade career

•   Significant experience in corporate governance and risk management gained through executive leadership and service on the boards of several public companies, including succession planning at founder-led companies

•   Global, governmental and regulatory experience including through experience on The President’s Export Council, the principal national advisory committee on international trade

Professional Experience

•   Former President and CEO (2013 – 2022) of Carnival Corporation & plc, the world’s largest cruise company

•   Chair of the World Travel and Tourism Council (since 2021)

•   Executive Advisor to Wind Point Partners (since 2005)

•   Operating Partner of Atlas Holdings LLC (since 2002)

•   Member of the President’s Export Council (1998 – 2005)

•   Various senior leadership roles at Monsanto Co., including Co-President of the Agricultural Sector and Senior VP and Division President of the Nutrition and Consumer Sector (1977 – 2000)

Other Public Company Directorships (current)

•   Director, GE Vernova, a spin-off of General Electric Company (since 2023)

•   Director, MP Materials Corp (since 2023)

•   Director, Bank of America Corp (since 2013)

Former Public Company Directorships (within the past 10 years)

•   Director, Carnival Corporation & plc (2001 – 2022), including as Vice Chair (2022)

•   Director, Crown Holdings, Inc. (1999 – 2019)

•   Director, The Laclede Group Inc. (2003 – 2014)

Education

•   B.A. in Economics from Carleton College

•   B.S. in Mechanical Engineering from Washington University in St. Louis

•   M.B.A. from The University of Chicago Booth School of Business

SALESFORCE 2024 PROXY STATEMENT

13

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Parker Harris Co-Founder & Chief Technology Officer, Slack Age: 57 Director Since: 2018 Committees: • Cybersecurity & Privacy

Qualifications and Expertise Provided to Our Board

•   Extensive experience in the software sector and deep knowledge of our technology and customer base provides a valuable perspective on our strategic integration and re-positioning of products to create a fully integrated Customer 360

•   Deep institutional knowledge of Salesforce and position as a Co-Founder supports the Board’s talent development and leadership planning, and provides invaluable insights into Salesforce’s culture and ecosystem from Trailblazers across the globe

•   Valuable expertise in cybersecurity and data privacy infrastructure provides our Board and its Cybersecurity & Privacy Committee with deep knowledge in these areas

Professional Experience

•   Co-Founder of Salesforce (in 1999) and Chief Technology Officer of Slack Technologies (since 2024)

•   Various former senior technical positions at Salesforce since inception, including Chief Technology Officer (2016 – 2024) and Executive Vice President, Technology (2004 – 2013)

•   Former Co-Founder and Vice President of Left Coast Software, a Java consulting firm (1996 – 1999)

Other Public Company Directorships (current)

•   N/A

Former Public Company Directorships (within the past 10 years)

•   N/A

Education

•   B.A. in English Literature from Middlebury College

SALESFORCE 2024 PROXY STATEMENT

14

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Neelie Kroes Former Vice President of the European Commission Age: 82 Director Since: 2016 Committees: • Compensation • Cybersecurity & Privacy (Chair)

Qualifications and Expertise Provided to Our Board

•   Deep knowledge of international markets and regulatory systems from decades of leadership in multiple European markets and service on numerous global public and private company boards supports the Board’s oversight of Salesforce’s global operations and strategy

•   Regulatory and governmental relations expertise provides unique insights into the governance of cross-border technology, competition and data security matters

•   Experience in commercial competition, company mergers and antitrust law, which together provide a valuable perspective as Salesforce competes under a wide range of regulatory regimes

Professional Experience

•   Former Vice President of the European Commission, European Commissioner for Digital Economy and Society (previously for Digital Agenda) (2010 – 2014) and European Commissioner for Competition (2004 – 2010)

•   Former member of the Dutch House of Representatives, including as State Secretary and Cabinet Minister

•   Former member of the Global Policy Advisory Board of Uber Technologies (2016 – 2019)

•   Former Special Advisor to Bank of America Merrill Lynch (2015 – 2018)

•   Former member of the boards of Prologis, Lucent Technologies Netherlands, Volvo AB, and McDonald’s Netherlands, and as chairperson of Nyenrode University

Other Public Company Directorships (current)

•   N/A

Former Public Company Directorships (within the past 10 years)

•   N/A

Education

•   M.S. in Economics from Erasmus University

SALESFORCE 2024 PROXY STATEMENT

15

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Sachin Mehra Financial Expert; Chief Financial Officer, Mastercard Age: 53 Director Since: 2023 Committees: • Audit & Finance (Chair)

Qualifications and Expertise Provided to Our Board

•   Deep financial and operational expertise, including strong cybersecurity and data privacy knowledge

•   Leadership experience at a large, global FinTech company, with a track record of technology-focused and customer-centric innovation in a rapidly evolving industry

•   Significant financial planning and analysis, risk management, treasury, and business unit finance experience as well as extensive global leadership and experience in major markets outside the US

Professional Experience

•   Chief Financial Officer of Mastercard, a global technology company in the payments industry (since 2019), as well as various former financial leadership roles at Mastercard (during his more than 12-year tenure)

•   Former Vice President and Treasurer (2008 – 2010) and Vice President and Deputy Treasurer (2007 – 2008) at Hess Corporation, a leading global independent energy company

•   Various former domestic and international roles at General Motors, a global automotive manufacturing company (more than 10 years)

Other Public Company Directorships (current)

•   N/A

Former Public Company Directorships (within the past 10 years)

•   N/A

Education

•   Bachelor of Commerce from the University of Mumbai

•   M.B.A. from the University of Virginia Darden School of Business

SALESFORCE 2024 PROXY STATEMENT

16

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

G. Mason Morfit Co-CEO & Chief Investment Officer, ValueAct Capital Age: 48 Director Since: 2023 Committees: • Business Transformation

Qualifications and Expertise Provided to Our Board

•   Extensive experience working with boards and management teams at companies navigating transformational change to evolve strategic priorities, establish operational discipline and create long-term value for stockholders

•   First-hand investor perspective and a long track record of supporting and driving profitable growth at portfolio companies, including several in the technology sector

•   Deep knowledge of and informed perspectives on corporate governance and executive compensation practices from experience as an investor and public company board member

Professional Experience

•   Co-Chief Executive Officer (since 2023), Chief Executive Officer (2020 – 2023) and Chief Investment Officer (since 2017) of ValueAct Capital, a San Francisco-based investment firm with more than $10 billion in assets under management

•   Member of the Advisory Council for Princeton University’s School of Public and International Affairs (current)

•   Frequent lecturer on corporate governance and executive compensation at Stanford Law School’s Director’s College, the Graduate School of Business at Stanford University, and the Haas School of Business at the University of California, Berkeley

Other Public Company Directorships

•   N/A

Former Public Company Directorships (within the past 10 years)

•   Microsoft Corporation (2014 – 2017)

•   Valeant Pharmaceuticals (2007 – 2014; 2015 – 2016)

Education

•   B.A. in Political Economy from Princeton University

SALESFORCE 2024 PROXY STATEMENT

17

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Oscar Munoz Former Chairman & CEO, United Airlines Holdings, Inc. Age: 65 Director Since: 2022 Committees: • Business Transformation (Chair)

Qualifications and Expertise Provided to Our Board

•   Experiences gained over four decades in business management, operations, corporate finance and accounting, including executive leadership roles across multiple industries and several public company board roles, provides a perspective that spans market cycles, business cycles and the navigation of strategic priorities by businesses over the long-term

•   Significant experience leading successful business transformations at large, global companies, which included driving topline growth, cost management and digital innovation to enhancing customer satisfaction; this experience is key to Mr. Munoz’s leadership of the Board’s Business Transformation Committee

•   Insights gained as a former member of Salesforce’s Global Advisory Board inform deep understanding of our customers and brand building

Professional Experience

•   Former Chief Executive Officer of United Airlines Holdings, Inc., an aviation company (2015 – 2020)

•   Former member of the Salesforce Global Advisory Board (2020 – 2021)

•   Former President and Chief Operating Officer (2015), Executive Vice President and Chief Operating Officer (2012 – 2015), and Executive Vice President and Chief Financial Officer (2003 – 2012) of CSX Corporation, a railroad and intermodal transportation services company

•   Member of Fidelity’s Equity & High Income Funds Board of Trustees, TelevisaUnivision, Inc. Board of Directors, the Defense Business Board, the Brookings Institution Board of Trustees, and the University of Southern California Board of Trustees (current)

•   Various former leadership roles at AT&T, US West and The Coca Cola Company

Other Public Company Directorships (current)

•   Director, Archer Aviation Inc. (since 2021)

•   Director, CBRE Group, Inc. (since 2020)

Former Public Company Directorships (within the past 10 years)

•   Director, United Airlines Holdings, Inc. (2010 – 2021), including as Chairman (2020 – 2021)

•   Director, CSX Corporation (2015)

Education

•   B.A. from the University of Southern California

•   M.B.A. from Pepperdine University

SALESFORCE 2024 PROXY STATEMENT

18

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

John V. Roos Former U.S. Ambassador to Japan; Co-Founder, Geodesic Capital Age: 69 Director Since: 2013 Committees: • Compensation (Chair) • Nominating & Corporate Governance

Qualifications and Expertise Provided to Our Board

•   Extensive experience advising growth-oriented technology companies on strategic, legal, and regulatory matters from more than two decades at Wilson Sonsini Goodrich & Rosati, P.C.

•   Brings significant global leadership experience and relationships, a deep understanding of global markets, and a track record of successful crisis management

•   Deep knowledge and experience overseeing and guiding digital transformation strategies as an investor and through service on the boards of Rakuten Group and Sony

Professional Experience

•   Co-Founding Partner of Geodesic Capital, a mid-late stage venture capital firm founded in 2015

•   Senior Advisor to Centerview Partners, an international investment banking advisory firm (since 2014)

•   Advisor for the Toyota Research Institute (since 2016)

•   Member of the Board of Directors for the Maureen and Mike Mansfield Foundation (current)

•   Former U.S. Ambassador to Japan (2009 – 2013)

•   Former Chief Executive Officer of Wilson Sonsini Goodrich & Rosati, P.C. and practicing corporate and securities law attorney (1985 – 2009)

•   Formerly served on the Global Advisory Board of Mitsubishi UFJ Financial Group

•   Founder of the TOMODACHI Initiative, a partnership to identify and invest in the next generation of Japanese and American leaders

•   Recipient of the Grand Cordon of the Order of the Rising Sun, Japan’s highest honor for foreign nationals

Other Public Company Directorships (current)

•   N/A

Former Public Company Directorships (within the past 10 years)

•   Director, Rakuten Group, Inc. (2021 – 2023)

•   Director, Sony Corporation (2014 – 2020)

Education

•   A.B. in Political Science from Stanford University

•   J.D. from Stanford Law School

SALESFORCE 2024 PROXY STATEMENT

19

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Robin Washington

Lead Independent Director & Financial Expert;

Former EVP & CFO, Gilead Sciences, Inc.

Age: 61

Director Since: 2013

Committees:

•   Audit & Finance

•   Nominating & Corporate
Governance (Chair)

•   Business Transformation

Qualifications and Expertise Provided to Our Board

•   Extensive leadership and operational experience across industries, including the technology and life sciences industries, where Ms. Washington has led and overseen the maturation of strategy and operations at multiple highly successful companies

•   Deep financial and capital markets expertise with a track record of operating discipline and a differentiated ability to build relationships with key stakeholders to drive action

•   Strong public board and corporate governance experience, developed through board roles at companies such as Alphabet, Honeywell International and Vertiv Holdings, and experience serving on and leading key board committees

Professional Experience

•   Former Advisor (2019 – 2020), Executive Vice President and Chief Financial Officer (2014 – 2019), and Senior Vice President and Chief Financial Officer (2008 – 2014) of Gilead Sciences, Inc., a biopharmaceutical company

•   Former Chief Financial Officer of Hyperion Solutions, an enterprise software company (2006 – 2007)

•   Various former executive positions at PeopleSoft, Inc., a provider of enterprise application software (nearly 10 years)

•   Member of the Presidents Council and Ross Business School Advisory Board at the University of Michigan, the Board of Directors of UCSF Benioff Children’s Hospital Oakland, and the Board of Trustees of the Financial Accounting Foundation (current)

•   Certified Public Accountant

Other Public Company Directorships (current)

•   Director, Vertiv Holdings Co. (since 2020)

•   Director, Alphabet Inc. (since 2019)

•   Director, Honeywell International, Inc. (since 2013)

Former Public Company Directorships (within the past 10 years)

•   N/A

Education

•   B.A. in Business Administration from the University of Michigan

•   M.B.A. from Pepperdine University

SALESFORCE 2024 PROXY STATEMENT

20

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Maynard Webb Founder, Webb Investment Network Age: 68 Director Since: 2006 Committees: • Cybersecurity & Privacy • Business Transformation

Qualifications and Expertise Provided to Our Board

•   Decades of experience successfully scaling, managing and guiding high-growth technology companies, as an executive, board member and investor

•   Expert technologist with an extensive background in controls, technical operations and cybersecurity and a demonstrated track record of solving complex problems to scale businesses

•   During his tenure on the Salesforce Board, he has helped guide the Company’s growth and scale as its market capitalization has increased by more than 6000%

•   Experience on the boards of other public companies, including as former Chairman of Yahoo!, brings continued independent leadership to the Board

Professional Experience

•   Founder of Webb Investment Network, an early-stage venture capital firm dedicated to nurturing entrepreneurs and enabling them to build high-growth companies (since 2010)

•   Member of the Executive Partner Group at Solamere Capital, a multi-strategy private equity investment firm (since 2022)

•   Former Chairman of the Board (2008 – 2013) and Chief Executive Officer (2006 – 2011) of LiveOps, Inc., a provider of on-demand call center solutions

•   Former Chief Operating Officer of eBay Inc., a global online marketplace (2002 – 2006)

•   Former President of eBay Technologies (1999 – 2002)

•   Former Senior Vice President and Chief Information Officer at Gateway, Inc., a computer manufacturer (1998 – 1999)

•   Vice President and Chief Information Officer at Bay Networks, Inc., a computer networking products manufacturer (1995 – 1998)

•   Author of “Rebooting Work: Transform How You Work in the Age of Entrepreneurship” and “Dear Founder: Letters of Advice for Anyone Who Leads, Manages, or Wants to Start a Business”

Other Public Company Directorships (current)

•   Director, Visa Inc. (since 2014)

Former Public Company Directorships (within the past 10 years)

•   Director, Yahoo! Inc. (2012 – 2017), including as Chairman (2013 – 2017)

Education

•   B.A.A. from Florida Atlantic University

SALESFORCE 2024 PROXY STATEMENT

21

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Susan Wojcicki Former CEO, YouTube Age: 55 Director Since: 2014 Committees: • Cybersecurity & Privacy

Qualifications and Expertise Provided to Our Board

•   Widely recognized as a leader in the technology sector, having helped build technology and lead businesses at some of the sector’s most respected companies

•   Direct engineering, product development and management experience, coupled with expertise in marketing, brand building and data privacy, which together provides our Board with strong knowledge and oversight of the creation of successful, integrated software products

•   Significant experience leading innovative and profitable business transformations, including the creation of Google’s online advertising business and the successful integration of YouTube into Google post-acquisition

Professional Experience

•   Advisor to YouTube, Google and Alphabet, a multinational technology company (since 2023)

•   Member of the Board of Directors of Waymo, a subsidiary of Alphabet (since 2023)

•   Former Chief Executive Officer of YouTube, a digital video platform and subsidiary of Alphabet Inc. (previously Google Inc.) (2014 – 2023)

•   Joined Google as its marketing manager in 1999, and after serving in various positions in marketing and product development, served as Google’s Senior Vice President of Advertising & Commerce (2011 – 2014)

•   Previously worked at Intel Corporation and served as a management consultant at consulting firms Bain & Company and R.B. Webber & Company

Other Public Company Directorships (current)

•   N/A

Former Public Company Directorships (within the past 10 years)

•   N/A

Education

•   A.B. in History and Literature from Harvard University

•   M.S. in Economics from the University of California, Santa Cruz

•   M.B.A. from the University of California, Los Angeles

SALESFORCE 2024 PROXY STATEMENT

22

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Corporate Governance Practices

The Company and the Board regularly review and evaluate the Company’s corporate governance practices. The Board has adopted corporate governance principles that address the composition of, and policies applicable to, the Board, as well as a Code of Conduct applicable to all directors, officers and employees of the Company, including our Chief Executive Officer and Chief Financial Officer.

The Company’s corporate governance principles, set forth as Corporate Governance Guidelines and its Code of Conduct, are available on the Company’s website at investor.salesforce.com/corporate-governance or in print by contacting Investor Relations at 415 Mission Street, 3rd Floor, San Francisco, California 94105 (our “principal executive offices”). Any substantive amendments to or waivers of the Code of Conduct relating to the executive officers or directors of the Company will be disclosed promptly on our website, as required under applicable NYSE and SEC rules. The Company’s philosophy related to executive compensation is described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Board has also adopted a written charter for the Audit and Finance Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee charter is available on the Company’s website at investor.salesforce.com/corporate-governance or in print by contacting Investor Relations at our principal executive offices.

While we take all of our stakeholders into account, with respect to our stockholders in particular, we evaluate and seek to align our governance practices and principles to the Corporate Governance Principles for U.S. Listed Companies published by the Investor Stewardship Group (“ISG”), a collective of some of the largest U.S.-based institutional investors and global asset managers, and we believe that our governance policies and practices are consistent with the ISG principles. The following table shows how our key governance practices align with the ISG principles:

ISG Principle	Salesforce Governance Policy or Practice

Boards are accountable to stockholders.

• Annual election of each director for a one-year term (no classified board)

• Majority voting in uncontested director elections

• Proxy access on market terms

• No poison pill

• Extensive disclosure of our corporate governance practices

Stockholders should be entitled to voting rights in proportion to their economic interest.	• Each stockholder entitled to one vote per share (no dual class structure)

Boards should be responsive to stockholders and be proactive in order to understand their perspectives.

• Extensive year-round stockholder engagement program, with director participation as appropriate and feedback reported directly to the Board

• Board responsive to stockholder feedback, including on our Board structure and composition, ESG disclosures, executive compensation and governance matters pertaining to stockholder rights

• 12 of 13 directors participated in our 2023 Annual Meeting and were available to respond to stockholder questions

Boards should have a strong, independent leadership structure.

• Strong, credible Lead Independent Director with expansive duties selected by the independent directors

• Non-management directors meet regularly in executive session

• Fully independent audit, compensation and governance committees (with independent chairs)

Boards should adopt structures and practices that enhance their effectiveness.

• Approximately 77% of our director nominees are independent, with diverse backgrounds, skills and experiences

• No overboarded directors under the Company’s policy described on page 29

• Annual Board and committee self-evaluation program

• Consistent track record of open dialogue between Board and various levels of management

Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

• Compensation Committee annually reviews and approves incentive program design, goals and objectives for alignment with compensation and business strategies

• Annual and long-term incentive programs are designed to reward financial and operational performance that furthers short- and long-term strategic objectives

• Executive compensation program received over 82% support in 2023

• A portion of senior executive compensation is tied to ESG measures

SALESFORCE 2024 PROXY STATEMENT

23

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Board Independence

The Board believes that it should consist of a substantial majority of independent directors. The Board has adopted and applied the standards established by the NYSE to determine the independence of each of its directors. The Board has determined that, except for Marc Benioff, Parker Harris and Oscar Munoz, each of our director nominees has no material relationship with Salesforce and is independent within the meaning of the standards established by the NYSE, as currently in effect. We anticipate Mr. Munoz to be eligible to be considered independent under NYSE rules as of January 2025. Former directors Sanford Robertson and Alan Hassenfeld were also considered to be independent within the meaning of the standards established by the NYSE during the period they served on our Board. In making its determination regarding the independence of our directors, the Board considered all relevant facts and circumstances, including transactions in which we and any director had an interest, relationships between us and our directors or their family members, transactions involving payments made between us and other companies in the ordinary course of business where any of our directors or their family members is a director or an employee of the other company, and each director’s commercial, investment, banking, consulting, advisory, legal, accounting, charitable and familial relationships, as applicable.

Board Leadership Structure

Chair of the Board

The Company’s CEO, Marc Benioff, also serves as Chair of the Board. The Board believes that this leadership structure, coupled with a strong emphasis on Board independence, provides effective independent oversight of management while allowing both the Board and management to benefit from Mr. Benioff’s leadership and years of experience in the Company’s business and the technology industry. As Co-Founder and CEO, Mr. Benioff has been the director most capable of effectively identifying strategic priorities, coordinating the board agenda to focus on discussions critical to the success of the Company and executing the Company’s strategy and business plans, which is particularly important given the Company’s position as a global leader in customer relationship management technology and as the Company works to continue its strategic transformation plan to drive profitable growth. Mr. Benioff possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business. We believe the extensive Company-specific experience and industry expertise of Mr. Benioff, together with the outside experience, oversight and expertise of our independent directors, allows for differing perspectives and roles regarding strategy development that benefit our stockholders. Further, the Board believes that Mr. Benioff’s combined role enables decisive leadership, allows for clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, employees and customers. Given our strong, long-term business, operational and financial performance, as well as our ongoing progress in the areas of financial discipline and profitable growth, the Board believes that stockholders are best served by continuing this leadership structure.

Lead Independent Director

Importantly, the Board has a strong and empowered Lead Independent Director, who is selected by the independent directors, to provide an effective independent voice in our Board leadership structure. In September 2022, Robin Washington succeeded Sanford Robertson as the Lead Independent Director. The independent directors’ decision to select Ms. Washington took into consideration the tenures and capabilities of each independent director, along with the potential candidates’ demonstrated leadership in the boardroom, as well as willingness and ability to serve as Lead Independent Director with the understanding that the position entails significant responsibility and time commitment. Throughout Ms. Washington’s tenure on our Board since 2013, including as Chair of the Nominating and Corporate Governance Committee and former Chair of the Audit and Finance Committee, she has worked closely with her fellow directors and is deeply trusted in the boardroom. The Board believes that, with her extensive experience in leading global finance and information technology organizations, as well as the significant responsibility and risk oversight that these other leadership roles on the Board have entailed, Ms. Washington is well positioned to guide the Board in its oversight of the Company’s strategy and risk management.

In September 2022, the Board expanded the scope of authority and responsibilities for the Lead Independent Director and updated the Company’s Corporate Governance Guidelines to expressly state those expanded duties. Among other things, the Lead Independent Director:

•	presides at meetings of the Board at which the Chair is not present, including at executive sessions and meetings of the independent directors;

•	reviews and approves, or provides input and consults on, materials sent to the Board (including materials related to the Board’s risk oversight);

•	reviews and approves, or provides input and consults on, the agenda and schedule for Board meetings (including suggesting agenda items related to the Board’s risk oversight);

•	serves as a liaison between the Chair and the independent directors and as a liaison among the Committee Chairs;

•	is available for and frequently engages in consultation and communication with major stockholders and other stakeholders—having led numerous engagements with the Company’s top stockholders in FY24;

SALESFORCE 2024 PROXY STATEMENT

24

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

•	meets and coordinates meetings of other directors, as appropriate, with other constituencies;

•	oversees the Board evaluation process, which assists the Board in enhancing its design and operations;

•	advises on the formation of any new standing or ad hoc committees of the Board;

•	plays a key role in maintaining the Company’s and the Board’s focus on effective talent development and succession planning, including for the most senior members of management; and

•

has the authority to call executive sessions or meetings of the independent directors (including to consider matters related to risk oversight) and any additional authority as the independent directors may determine from time to time.

The Board continues to review the leadership of the Board on a regular basis to evaluate whether the current Board leadership structure remains appropriate for the Company.

Board Meeting Attendance and Director Communications

The Board held five meetings in fiscal 2024. All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by any of the committees of the Board on which such director served during the period the director was on the Board or committee, as applicable. On average, our directors had a meeting attendance rate of 99% in fiscal 2024. The non-management members of the Board also meet regularly in executive sessions without management present, and the independent directors separately meet in executive session at least once per year. At these sessions, the Lead Independent Director acts as Presiding Director.

Directors are also expected to participate in our annual meeting of stockholders absent an unavoidable and irreconcilable conflict. Of our 13 directors, 12 directors participated in the 2023 Annual Meeting of Stockholders. Stockholders and other interested parties may communicate with the Lead Independent Director, or with any and all other members of the Board, by mail addressed to the intended recipient in care of our Corporate Secretary at our principal executive offices or by email to corporatesecretary@salesforce.com. The Corporate Secretary will periodically forward such communications or a summary thereof to the Board or the applicable director or directors, to the extent appropriate. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

SALESFORCE 2024 PROXY STATEMENT

25

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Board Committees and Responsibilities

Committees of the Board of Directors

The Board reviews and determines the makeup of the Board’s committees and committee chairs, with a view toward balancing the benefits derived from continuity against the benefits derived from diversity of experience and the viewpoints of each committee’s members. The Board has determined that all members of the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent under the applicable rules and regulations of the NYSE and the SEC. The Board has further determined that Robin Washington and Sachin Mehra each qualify as an “audit committee financial expert” as defined by the SEC. Pursuant to the Company’s Bylaws, the Board in its discretion may designate other standing or ad hoc committees to serve at the pleasure of the Board from time to time. Other standing committees in place during fiscal 2024 were the Cybersecurity and Privacy Committee and the Business Transformation Committee.

Director	Independent	Audit	Compensation	Governance	Cybersecurity & Privacy	Business Transformation
Marc Benioff (Chair & CEO)
Laura Alber	✓			M
Craig Conway	✓		M			M
Arnold Donald	✓	M		M
Parker Harris					M
Neelie Kroes	✓		M		C
Sachin Mehra (FE)	✓	C
Mason Morfit	✓					M
Oscar Munoz						C
John V. Roos	✓		C	M
Robin Washington (L)(FE)	✓	M		C		M
Maynard Webb	✓				M	M
Susan Wojcicki	✓				M
Total Meetings in Fiscal 2024		8	27	5	5	3

Legend: L = Lead Independent Director; FE = Financial Expert; C = Chair; M = Member

Audit and Finance Committee

Members

Sachin Mehra (Chair)

Arnold Donald

Robin Washington

Number of meetings

in fiscal 2024:

8

Committee Report:

All Committee members are independent and meet the requirements of financial literacy under NYSE listing standards.

The Audit and Finance Committee (the “Audit Committee”) oversees our corporate accounting and financial reporting process, as well as management’s assessment and mitigation of enterprise risks. Among other matters, the Audit Committee: evaluates the qualifications, independence and performance of Salesforce’s independent registered public accounting firm (the “independent auditor”); determines the engagement of the independent auditor; approves the retention of the independent auditor to perform any proposed permissible non-audit services; considers the rotation of partners of the independent auditor on the Salesforce engagement team; reviews our consolidated financial statements; reviews our critical accounting policies and estimates; oversees our internal audit function; reviews with management, the independent auditor and our internal auditors the adequacy of internal financial controls; oversees our financial and treasury policies, strategies and capital structure; reviews disclosure controls and procedures, including those related to the reporting of financial condition, results of operations, certain transactions, and environmental and sustainability data; annually reviews its charter and its performance; reviews and approves the scope of the annual audit and the audit fee; and discusses with management and the independent auditor the results of the annual audit and the review of our quarterly financial statements.

SALESFORCE 2024 PROXY STATEMENT

26

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Compensation Committee

Members John V. Roos (Chair) Craig Conway Neelie Kroes Number of meetings in fiscal 2024: 27 Committee Report: page 78 All Committee members are independent.

The Compensation Committee reviews and approves the compensation and benefits of our executive officers, including: reviewing and approving corporate goals and objectives relevant to compensation of the CEO and other executive officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers taking into account such evaluations. Among other matters, the Compensation Committee also: oversees our equity and incentive-based plans and administers the issuance of stock options, restricted stock units and other awards under these plans; oversees succession planning for executive officers other than the CEO; reviews strategies and policies related to human capital management; annually reviews its charter and its performance; and prepares executive compensation reports as required under SEC rules. The Compensation Committee has delegated limited authority to members of management to determine equity awards under our 2013 Equity Incentive Plan and cash awards under our cash incentive plans for non-executive officers. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities, and it periodically engages an outside consultant to advise on compensation-related matters.

Nominating and Corporate Governance Committee

Members Robin Washington (Chair) Laura Alber Arnold Donald John V. Roos Number of meetings in fiscal 2024: 5 All Committee members are independent.

The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for director nomination matters and corporate governance matters generally. Among other matters, the Governance Committee: oversees the development and recommendation of corporate governance principles applicable to the Company; identifies individuals qualified to become members of the Board; recommends to the Board director nominees for each election of directors; develops and recommends to the Board criteria for selecting qualified director candidates; considers committee member qualifications, appointments and removals; reviews and recommends to the Board the compensation of Board and committee members; and provides oversight in the evaluation of management, the Board and each committee. The Governance Committee also periodically reviews the Company’s CEO succession planning, including policies and principles for CEO selection and succession in the event of an emergency or the retirement of the CEO, and oversees the Company’s policies and practices concerning ESG initiatives, corporate political contributions, lobbying activities, and stockholder engagement program as it relates to these topics.

Cybersecurity & Privacy Committee		Business Transformation Committee

Members Neelie Kroes (Chair) Parker Harris Maynard Webb Susan Wojcicki Number of meetings in fiscal 2024: 5 All members, other than Mr. Harris, are independent.	Key Responsibilities: Oversee the Company’s cybersecurity program, data privacy program, ethical use of technology matters and related risks.	Members Oscar Munoz (Chair) Craig Conway Mason Morfit Robin Washington Maynard Webb Number of meetings in fiscal 2024: 3 All members, other than Mr. Munoz, are independent.

Key Responsibilities: Oversee the development and implementation of a business transformation program focused on execution and accountability to drive operating margin improvements and sustainable growth.

SALESFORCE 2024 PROXY STATEMENT

27

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Identification and Evaluation of Director Nominees

The Governance Committee uses a variety of methods for identifying and evaluating director nominees. Candidates may come to the attention of the Governance Committee through directors, management, stockholders or third parties. Such candidates are appointed to the Board following a robust assessment and recruiting process guided by our Lead Independent Director, which has involved extensive candidate interviews as well as consultations with a third-party search firm. In connection with Mr. Morfit’s appointment, the Company entered into an agreement with ValueAct Capital, as described in Salesforce’s Current Report on Form 8-K filed with the SEC on January 27, 2023.

The Governance Committee regularly assesses the appropriate size, composition and needs of the Board and its respective committees and the qualifications of candidates in light of these needs. The Governance Committee believes that it is important to maintain and consistently refresh a list of qualified potential candidates for nomination and engages a third-party search firm to assist in identifying such candidates. The evaluation of these candidates may be based solely upon information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, one or more interviews of the candidate or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates.

The Governance Committee evaluates and recommends candidates for membership on the Board consistent with criteria established by the committee. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective perspective and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates also must have sufficient time available in the judgment of the Governance Committee to perform all Board and committee responsibilities. Members of the Board are expected to prepare for, attend and participate in Board and applicable committee meetings.

The Governance Committee also focuses on diversity, including diversity of gender, race and ethnicity, education, professional experience and differences in viewpoints and skills. While the Governance Committee does not have a formal policy with respect to diversity, the Board and the Governance Committee believe that it is essential that the Board members represent diverse viewpoints. The Governance Committee assesses its effectiveness in this regard as part of the annual Board evaluation process described on page 30.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders. The Governance Committee will also seek appropriate input from the CEO from time to time in assessing the needs of the Board for relevant background, experience, diversity and skills of its members.

Stockholders may recommend director candidates for general consideration by the Governance Committee by submitting the individual’s name, qualifications and the other information set forth in our Bylaws applicable to director nominees by stockholders to the Corporate Secretary of the Company. The Governance Committee evaluates candidates recommended by stockholders against the same criteria and pursuant to the same policies, procedures and processes applicable to the evaluation of candidates proposed by other sources.

As noted elsewhere in our proxy statement, stockholders may, pursuant to applicable law and the requirements of the Company’s Bylaws, directly nominate candidates to stand for election to the Board by stockholders, and the Company respects such stockholder rights. With respect to such Bylaw provisions, the Company will not, without a stockholder vote, adopt new amendments (except as noted below) that would expressly (1) require nominating investment fund stockholders to disclose the confidential identities of their less than five percent “passive” third-party limited partners who are not otherwise involved in the nomination, campaign or the Company solely on account of such member’s economic interests in the nominating fund, or (2) require nominating stockholders to disclose unrelated information regarding their confidential future plans for nominating other candidates to other public company boards or prior nominations of other candidates and proposals previously privately submitted to other public companies in the past. If the Board, in its exercise of its fiduciary responsibilities, deems it to be in the best interests of the Company and its stockholders to adopt such a provision without the delay due to the time required to seek a stockholder vote, the Board will publicly disclose such Bylaw amendment in accordance with applicable law and either subsequently submit such bylaw provision to stockholders for ratification or cause the bylaw amendment to expire within one year.

Proxy Access

The Company’s Bylaws provide procedures that allow a stockholder or a group of up to 20 stockholders that has continuously owned 3% or more of the Company’s common stock for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders up to the greater of two directors or 20% of the total number of directors serving on the Board, provided the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

SALESFORCE 2024 PROXY STATEMENT

28

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Overboarding Policy

As set forth in the Company’s Corporate Governance Guidelines, directors must be willing to devote sufficient time to carry out their duties and responsibilities effectively and are expected to ensure that other commitments do not conflict with or materially interfere with their service as directors. To help ensure our directors are able to devote sufficient time to carry out their duties and responsibilities effectively, each director is prohibited from serving on more than five outside boards of directors of for-profit public or private companies, except pursuant to a waiver granted by the Governance Committee. The Governance Committee assesses each director’s compliance as part of its annual director nomination process. All current directors are in compliance with this service limit.

Board’s Role in Risk Oversight

The Board as a whole has responsibility for oversight of risk. This approach allows the Board to draw upon the experience and judgment of all directors in overseeing and managing the risks we face. The Company’s enterprise risk management program is designed to identify, assess and prioritize the Company’s risk exposures across various time frames, from the short-term to the long-term. Risks are evaluated based on their potential magnitude, likelihood and immediacy. The committees of the Board play a key role in the Board’s risk oversight responsibility. All committees receive regular reports from Company officers responsible for monitoring and mitigating particular risk exposures, and the committee chairs provide regular reports to the full Board on relevant areas of oversight, as summarized below.

Committee	Areas of Focused Risk Oversight

Audit Committee

•   Reviews and discusses the Company’s overall assessment and management of enterprise risks

•   Oversees risks associated with our financial statements and other financial-related risks, including foreign-exchange risk, counterparty risk, insurance exposure, and corporate infrastructure risks

•   Oversees compliance with legal and regulatory requirements, including reviewing the effectiveness of compliance programs with our Chief Compliance Officer, who reports to our General Counsel but has authority to communicate directly with the committee

•   Receives updates on enterprise risk management topics regularly

Compensation Committee

•   Oversees risks associated with our compensation policies and practices, with respect to executives and employees generally, including whether any risks arising from the Company’s compensation programs are reasonably likely to have a material adverse effect on the Company

•   Evaluates the effectiveness of the Company’s human capital management and succession planning for executive officers other than the CEO

Nominating & Governance Committee	• Oversees risks related to ESG matters, including corporate governance developments and sustainability initiatives • Evaluates the overall effectiveness of the Board and its committees

Cybersecurity & Privacy Committee

•   Oversees risks related to cybersecurity and information security, cyber incident preparedness and response, and risks associated with data privacy and emerging ethics topics relevant to technology companies

Business Transformation Committee	• Oversees risks related to the execution of our operational transformation program and the achievement of key performance indicators for operating margin improvements and sustainable growth

The Company also conducts regular enterprise risk surveys, typically at least semi-annually, with a cross-functional group of executives. The survey process is designed to help the Company identify and prioritize material operational, strategic and financial risks, including emerging risks. Survey results are reported to and discussed with members of senior management as well as the Audit Committee. In addition, members of management, including those involved in enterprise risk management, have access to and periodically meet with external advisors to help monitor trends, identify potential threats and assess the Company’s risk environment. Our enterprise risk management program also plays a role in our disclosure controls and procedures. For example, members of management involved in enterprise risk management regularly participate in meetings of our disclosure committee and regularly review risk factors and other disclosures in the Company’s SEC filings.

Cybersecurity and Information Security Risk

With trust as our foremost value and the foundation of everything we do, we recognize the importance of maintaining the safety and security of our systems and data, as our customers trust our technology to deliver the highest levels of security, privacy, performance, compliance and availability at scale. As part of its independent oversight of the risks facing the Company, the Board, primarily through the Cybersecurity &

SALESFORCE 2024 PROXY STATEMENT

29

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Privacy Committee, oversees the various cybersecurity risks facing the Company and the Company’s efforts to mitigate those risks. The Cybersecurity & Privacy Committee receives regular presentations, reports and updates from our Chief Trust Officer and other members of management on developments regarding the Company’s cybersecurity program, broader cybersecurity trends, evolving industry standards, the threat environment and other topics. The Cybersecurity & Privacy Committee also receives periodic reports from an experienced outside consultant with information security expertise providing insights on key focus areas to aid in the Committee’s oversight of the Company’s cybersecurity program. After each quarterly meeting of the Cybersecurity & Privacy Committee, the Board receives a report from its Chair with an update on the Company’s oversight of cybersecurity risks and mitigation efforts. In addition to regular meetings and reports, the Company’s policy is for the Board and Committee to receive prompt and timely information regarding any cybersecurity risk (including any incident) that meets pre-established reporting thresholds, as well as ongoing updates regarding any such risk.

The Company regularly provides mandatory employee training on security-related duties and responsibilities, which is designed to provide the Company’s employees with effective tools to address cybersecurity threats and to communicate the Company’s evolving information security policies, standards, processes and practices. We also undergo periodic testing, audits and reviews, including routine internal and external penetration testing, to identify, assess and address cybersecurity risks and events. Reflective of our commitment to Trust, we also hold various security-related industry certifications and attestations that have been validated by external auditors. The Company publishes attestations of its various certifications, audits and penetration tests on its global compliance webpage at compliance.salesforce.com.

In fiscal 2024, we did not identify any risks from cybersecurity threats, including as a result of any previous cybersecurity incidents, that materially affected us. In the normal course of business, however, we face ongoing and increasing malicious cyberattack attempts, including from bad actors that are becoming more sophisticated and effective over time, and have experienced other security incidents. We discuss our exposure to information security risk, including third-party information security risk, in more detail in the Company’s 2024 Annual Report on Form 10-K filed with the SEC on March 6, 2024.

Annual Board Evaluation Process

The Board recognizes the importance of regularly evaluating its performance to ensure that the Board and its committees operate effectively and efficiently. The Governance Committee, with oversight from our Lead Independent Director, leads a formal self-evaluation process on an annual basis. In fiscal 2024, the Board engaged an independent third-party consultant, experienced in corporate governance matters, to facilitate a robust assessment process. This process was designed to assess the performance of the Board, as well as each committee and director individually, and to identify opportunities to improve processes and effectiveness. The following describes the process by which our Board currently carried out its evaluations in fiscal 2024.

All directors completed a written questionnaire prepared by an independent third-party consultant, which asked for feedback on the performance of the Board, each committee and each director, including themselves. Directors were asked to provide feedback on a variety of matters, including board and committee composition, board alignment and strategy, meeting agendas, culture and conduct, risk oversight, board-management dynamics, board and committee leadership and succession planning. Additionally, members of each committee were asked to provide feedback on their respective committee’s size, composition, culture, independence, meeting agendas, materials, and access to information.

Once the questionnaires were completed by all directors, our Lead Independent Director reviewed the feedback with the independent third-party to identify key trends and topics for further discussion. The independent third party then interviewed each director individually to discuss the identified topics to gain additional insight and perspective. Each director had the opportunity to provide confidential commentary on each of their peers’ contributions and effectiveness.

Once all questionnaires and director interviews were complete, the independent third party synthesized the feedback received, highlighting results and identifying recommendations, which was presented to and discussed by both the Governance Committee and the Board. The review and discussion of the results will continue to inform Board and Board-committee related matters going forward.

Compensation of Directors

Under our fiscal 2024 compensation policy for non-employee directors, on February 16, 2023, each non-employee director serving at such time received a restricted stock unit (“RSU”) grant with a grant date fair value of approximately $360,000 and, on April 1, 2023, each non-employee director appointed to the Board on March 1, 2023 received a pro-rated RSU grant with a grant date fair value of $332,234. The RSU grants generally vest in four equal installments on February 22, May 22, August 22 and November 22, 2023, subject to each non-employee director’s continued service through each such date. The value of the RSU grant was pro-rated for non-employee directors who, at the time of grant, had notified the Company that they did not intend to stand for reelection at our 2023 annual meeting of stockholders, and, as described above, was also pro-rated for any non-employee directors whose appointment or election to the Board began after the beginning of fiscal 2024. Pro-rated RSUs vested on the same vesting dates as above, subject to adjustment based on the last day of service for departing non-employee directors or the grant date for new non-employee directors. All RSU awards were made pursuant to our 2013

SALESFORCE 2024 PROXY STATEMENT

30

DIRECTORS AND CORPORATE GOVERNANCE (CONTINUED)

Equity Incentive Plan. In addition, we pay annual cash fees to our Lead Independent Director and the chairs of each Board committee. The fiscal 2024 annual fees for these Board leadership roles were as follows: $150,000 for the Lead Independent Director, $50,000 for the chair of each of the Audit Committee, Governance Committee and Compensation Committee and $25,000 for the chairs of each other standing committee of the Board. These cash fees are paid on a quarterly basis. We also reimbursed our non-employee directors for travel, lodging and other reasonable expenses incurred in connection with attending Company events.

The following table sets forth information on the compensation earned during fiscal 2024 by our non-employee directors. The table excludes Messrs. Benioff and Harris, who did not receive separate compensation for their service as directors for fiscal 2024.

DIRECTOR COMPENSATION FOR FISCAL 2024

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

Laura Alber	—	$359,924	$359,924

Craig Conway	—	$359,924	$359,924

Arnold Donald	—	$332,234	$332,234

Alan Hassenfeld(2)	—	$179,878	$179,878

Neelie Kroes	$25,000	$359,924	$384,924

Sachin Mehra	$25,000	$332,234	$357,234

Mason Morfit	—	$332,234	$332,234

Oscar Munoz	$25,000	$359,924	$384,924

Sanford Robertson(2)	$25,000	$179,878	$204,878

John V. Roos	$50,000	$359,924	$409,924

Robin Washington	$200,000	$359,924	$559,924

Maynard Webb	—	$359,924	$359,924

Susan Wojcicki	—	$359,924	$359,924
(1)

Stock awards consist of an RSU grant on February 16, 2023 to each of our then-serving non-employee directors with a grant date fair value of $359,924, except for Messrs. Hassenfeld and Robertson, each of whom received an RSU grant with a grant date fair value of $179,878 given they did not intend to stand for reelection at the 2023 annual meeting of stockholders. The RSUs vested in four equal installments on February 22, May 22, August 22, and November 22, 2023, except that Messrs. Hassenfeld’s and Robertson’s RSUs vested in two equal installments on February 22 and May 22, 2023, subject in each case to continued service through each such date. In addition, Messrs. Donald, Mehra and Morfit received pro-rated RSU grants on April 1, 2023 following their appointment to the Board on March 1, 2023, with a grant date fair value of $332,234. The amounts reported are the aggregate grant date fair value, which is calculated by multiplying the number of shares subject to the RSU grant by the closing price of our common stock on the date of grant. No non-employee directors held unvested stock awards as of the end of fiscal 2024.

(2)	Retired from the Board effective as of June 8, 2023.

Fiscal 2025 Director Compensation Program

Our Governance Committee periodically reviews our director compensation program. In considering and ultimately recommending the compensation for our non-employee directors for fiscal 2025, the Governance Committee considered the views and interests of stockholders, and it reviewed a report on non-employee director compensation practices at a group of peer companies prepared by Compensia, Inc. setting forth competitive market data for the same peer group used to assess Executive Officer compensation as well as information on market practice. The Governance Committee determined that the companies included within this peer group were appropriate comparators for our industry, size and competitive environment for executives and directors. After this review and upon the recommendation of the Governance Committee, in December 2023, the Board approved the fiscal 2025 compensation program for our non-employee directors. The Board made no changes to the fiscal 2025 compensation program, except that the annual RSU grant for fiscal 2025 is valued at $375,000. Other than for Mr. Morfit, who waived receipt of the fiscal 2025 annual RSU grant, the annual RSU grants will vest in equal installments on February 22, May 22, August 22 and November 22, 2024, subject to each non-employee director’s continued service through such date.

Director Stock Ownership Requirement

The Board’s stock ownership policy provides that each non-employee director is required to attain, by the fifth anniversary of such director’s initial election to the Board, a minimum share ownership position equal to the lesser of (i) 7,500 shares of common stock or (ii) such number of shares of common stock having an aggregate value of $400,000 based on the market price of our common stock on the first trading day of the fiscal year. As of April 15, 2024, all non-employee directors were in compliance with our stock ownership policy.

SALESFORCE 2024 PROXY STATEMENT

31

ESG AT SALESFORCE

ESG AT SALESFORCE*

At Salesforce, we believe that focusing on environmental, social and governance (“ESG”) excellence guides us in being an ethical, resilient company to deliver value to our stakeholders now and in the future. Our core values of Trust, Customer Success, Innovation, Equality and Sustainability inform our strategy and operations across the Company. Transparency is a key pillar of our commitment to ESG excellence. We believe companies should clearly report progress and consistently communicate decision-useful information on ESG topics to their key stakeholders. It’s our belief that comparable, consistent, and verified ESG disclosure is critical to understanding the long-term health and resilience of a business.

For over ten years, we have published an annual Stakeholder Impact Report detailing our ESG strategy, programs, goals and commitments, and key metrics. Our ESG disclosures are guided by ESG materiality assessments, which identify the topics most important to our stakeholders and to our success as a business. We also look to leading third-party ESG disclosure frameworks and standards when identifying key ESG performance indicators to report against. Read more about these initiatives in our Stakeholder Impact Report at salesforce.com/stakeholder-impact-report.

Environment

Salesforce envisions a net zero, nature positive future for all. We continue to operationalize environmental sustainability into our core business decisions, as supported by rigorous data, to drive efficiency and innovation. We aspire to help the world achieve a just and equitable transition to net zero emissions, in line with a 1.5°C future.

Climate Action Progress

In fiscal 2024, Salesforce maintained net zero residual emissions and procured electricity or the claims to electricity from renewable energy resources equivalent to 100% of the electricity we used globally. As an early adopter of science-based target-setting through the Science Based Targets Initiative, we are committed to reducing our combined scope 1 and scope 2 market-based method (“MBM”) emissions by 50%, reducing our scope 3 MBM emissions from fuel and energy-related activities (“FERA”) by 50%, and engaging with suppliers representing 60% of our applicable scope 3 location-based method (“LBM”) emissions to set their own science-based targets (“SBTs”). We achieved our scope 1 and scope 2 MBM emissions goal in fiscal 2023, and we exceeded our initial goal by ending fiscal 2024 with a cumulative 58% reduction. We remained on track to achieve our scope 3 FERA MBM emissions goal, with a 27% emission reduction by the end of fiscal 2024. Suppliers that have set SBTs comprised 25% of our applicable scope 3 LBM emissions, and suppliers with commitments to set SBTs comprised an additional 14%. Additionally, we have set a more ambitious climate target of reducing absolute, location-based emissions (without any compensation like renewables or carbon credit purchases) by 50% by fiscal 2031, and by 90% by fiscal 2041 across our entire value chain (scope 1, 2, and 3 emissions).

Our Task Force on Climate-Related Financial Disclosures (“TCFD”) Report was released in fiscal 2022, and we have detailed our climate action strategy in our Climate Action Plan. Read more about our Climate Action Plan at salesforce.com/sustainability and find our TCFD Report at investor.salesforce.com/tcfdreport.

Global Collaboration and Initiatives

Salesforce actively engages with policymakers, peers, partners, suppliers and customers to accelerate collective environmental progress up and down our value chains. In fiscal 2024, we focused on advancing four key campaigns through climate policy engagement: (1) accelerating the energy transition, (2) advocating for strong policies to conserve and restore ecosystems, (3) advancing best-in-class standards of transparency for corporate climate action, and (4) prioritizing equity and justice in climate action. For example, we supported the passage of California’s SB 253, Climate Corporate Data Accountability Act, requiring large companies to disclose greenhouse gas emissions and set science-based reduction targets, and the adoption of SEC rules to enhance and standardize climate-related disclosures.

We are also committed to developing a comprehensive program to address the nature crisis. In fiscal 2024, we accelerated 1t.org, a global tree movement we co-founded in 2020, and supported the Mangrove Breakthrough, a new collaborative framework designed to secure the future of the world’s mangroves. We invested in eight mangrove restoration projects, bringing our cumulative total to 52 million trees funded in support of our 100 million tree commitment.

*

Company goals are aspirational and may change. Statements regarding the Company’s goals are not guarantees or promises that they will be met. Content available at websites and in documents referenced in this section are not incorporated herein and are not part of this Proxy Statement.

SALESFORCE 2024 PROXY STATEMENT

32

ESG AT SALESFORCE (CONTINUED)

Sustainability Solutions

We believe that our technology can play an important role in helping accelerate climate action on a global scale. We use our core competencies to help organizations increase their impact, reduce costs and drive sustainable transformation through our technology solutions and a robust partner ecosystem for customers. Our Net Zero Cloud is a complete ESG management platform, helping companies accelerate their path to net zero by allowing them to track, manage, and forecast their environmental footprint with reliable, investor-grade data and automate ESG reporting with AI. In fiscal 2024, we released report builders for Net Zero Cloud that are tailored towards major standards and reporting frameworks, including CSRD and SASB, and are designed to help companies align with new ESG disclosure standards and frameworks. We also offer Net Zero Marketplace, a climate action hub powered by Salesforce Commerce Cloud, designed to help other organizations navigate carbon markets and source high-quality carbon credits and carbon emissions factors data sets.

Social

Salesforce envisions a more equitable future for all. This starts with creating the most inclusive workplace possible, supporting the communities around us, and empowering everyone to succeed.

Equality, Diversity and Inclusion

Equality is a core value at Salesforce. We aim to create a workplace that reflects the diverse communities we serve and empowers our employees to succeed and perform at their best. We believe values create value and strengthen our ability to grow the business, support our employees and serve our customers. Equality is deeply embedded in our culture and critical to our business. Key examples include:

•

A Diverse Workplace: We strive to create a workplace that reflects the diverse communities around us and where everyone feels seen, heard, valued, and empowered to succeed. We have set ambitious goals for building a more diverse workplace and have made progress over the last several years. More than 50% of our U.S. employees are made up of underrepresented groups (Women, Black, Latinx, Indigenous, Multiracial, LGBTQ+ employees, People with Disabilities, and Veterans), a milestone we reached in early 2022. We regularly assess our goals to determine where we can accelerate this work.

•

Promoting Inclusion: Consistent with Salesforce’s values, we have extensive equal employment opportunity and anti-discrimination policies and practices that help us foster a workplace environment that promotes inclusion and diversity. Salesforce also empowers 13 Equality Groups to create a community for underrepresented groups and their allies, offer professional development and mentoring opportunities, and empower employees to be impactful equality leaders in their community.

•

Pay Fairness: One of the most powerful examples of our core value of Equality is our ongoing commitment to equal pay. Each year, we conduct a pay analysis as part of our annual compensation process and make adjustments as needed to promote pay fairness across gender globally and race in the United States.

Read more about the Company’s commitments to equality at salesforce.com/company/equality.

Talent and Career Development

We believe our culture is our greatest competitive advantage—it engages our people, drives innovation, and ultimately helps our customers succeed. Our company culture is centered around our core values and fosters open dialogue, collaboration, recognition and a sense of camaraderie, all of which we believe allows us to attract and retain the best talent, which is critical for our continued success. We prioritize helping our employees build new skills and unique experiences to help create lasting careers. We offer our employees various talent development programs designed to create a culture of continuous learning. Learning and development opportunities include Trailhead, our learning platform available for all employees, in-person and virtual classes, guides, workbooks and more. We encourage our employees to seek personal and professional development opportunities with external organizations and offer yearly education reimbursement to employees who wish to continue job-related education from accredited institutions or organizations.

Employee Engagement

Our focus on culture has helped us attract and retain world-class talent, earn customer loyalty, and deeply engage our employees around the world.

•

Our V2MOM: Alignment and consistent and clear communication are a key part of our employee engagement. Each year, we complete a corporate V2MOM, which is an internal management tool used to align the Company on our vision, values, methods, obstacles and measures for the upcoming year. All employees are then expected to complete their own V2MOM that aligns with the corporate V2MOM.

SALESFORCE 2024 PROXY STATEMENT

33

ESG AT SALESFORCE (CONTINUED)

•

Core Values: As our Code of Conduct reflects, our core values remain the foundation of the Company and directly impact our ability to deliver success. We expect all of our employees to commit to acting with integrity and treating others with compassion and respect.

•	Our Technology: We use our own technology to drive engagement and improve performance. In fiscal 2024, we rolled out dozens of AI-powered tools and apps that help increase productivity.

•

Staying Connected: Our leadership strives for active engagement with our employees through a variety of channels, including all-company meetings and our daily newsletter, The Daily, helping employees to stay connected with the business and new developments.

•

Employee Feedback: Twice a year, our employees have an opportunity to complete a confidential survey that allows Salesforce to measure employee engagement, the health of our culture and how we are living up to our values. Our employee survey is an important employee listening tool and helps drive real change across the Company.

Total Rewards

We believe offering competitive compensation packages and robust benefits is an important factor in our ability to attract, retain and motivate our employees and to help enhance their everyday wellbeing.

•

Compensation: We use a combination of fixed and variable cash compensation for employees and award equity compensation to certain employees primarily in the form of restricted stock units and, at senior levels, in the form of performance-based restricted stock units as well as stock options in limited cases.

•

Well-being: We are committed to supporting our employees’ and their families’ well-being by offering flexible benefits that vary by country and are designed to meet or exceed local legal requirements and to be competitive in the marketplace. This includes robust health and insurance benefits and wellness resources. We also offer generous time off and leave programs, including seven days (56 hours) of paid volunteer time off annually.

•

Financial Goals: We offer robust financial benefits focused on aiding our employees with their financial goals, including 401(k) plan matching and an employee stock purchase plan, which allows eligible employees to purchase our stock at a 15% discount up to U.S. Internal Revenue Code limits.

Philanthropy

Since our inception, Salesforce has been committed to giving back. We pioneered and have inspired other companies to adopt our 1-1-1 integrated philanthropy model, which leverages 1% of a company’s equity, 1% of its employee time and 1% of its product to help improve communities around the world. Together with the Salesforce Foundation, a 501(c)(3) non-profit organization, from inception to January 31, 2024, we have given approximately $700 million to charitable organizations and logged approximately 8.7 million employee volunteer hours around the world. In fiscal 2024, we provided approximately $36 million in education grants, supporting 46 organizations globally. Together with our community of approximately 56,000 nonprofit and higher education customers, we drive innovation on Salesforce for Nonprofits and Salesforce for Education to help maximize social impact. Read more about the Company’s philanthropic efforts at salesforce.com/company/philanthropy.

Recognition

We are honored to be recognized by organizations and media around the world for our ESG commitments and initiatives and for our efforts to be a great place to work. Below are some of our most recent awards.

SALESFORCE 2024 PROXY STATEMENT

34

ESG AT SALESFORCE (CONTINUED)

Governance

Our governance strategy focuses on creating long-term value for all stakeholders by setting high standards that go above compliance and working with the Salesforce ecosystem to achieve them. We lead by example, spearheading initiatives in corporate governance, business ethics, privacy and security, ethical and inclusive product, supply chain responsibility, government affairs and civic engagement.

Corporate Governance

Our core values of Trust, Customer Success, Innovation, Equality and Sustainability shape how we do business every day, and our corporate governance and business ethics practices are what support these values. Salesforce is committed to conducting business in accordance with the laws and regulations that apply to us, and we strive to be one of the most ethical companies in the world.

Our Board of Directors has oversight over ESG initiatives and promotes our cohesive ESG strategy to deliver impact throughout the Company in an integrated way. Our Governance Committee oversees our corporate governance generally, meeting regularly with our Chief Compliance Officer, and periodically reviews our ESG programs, as set forth in its charter. Our Audit Committee oversees certain ESG-related disclosures and metrics, as well as Ernst & Young LLP’s limited assurance review thereof. Our Cybersecurity & Privacy Committee oversees our cybersecurity matters, meeting regularly with our Chief Trust Officer, and oversees our privacy and ethical use of technology matters, meeting regularly with our Chief Ethical & Humane Use Officer.

To strengthen accountability and accelerate progress in our ESG initiatives, we have, for the second year in a row, included ESG goals as part of our executive compensation programs. For fiscal 2024, 10% of the target cash incentive opportunity for executive vice presidents and above is tied to achieving quantified ESG measures. These measures include two equality measures and two sustainability measures, each weighted equally.

The success of our employees, customers and stockholders depends on our ability to manage our business ethically, transparently and responsibly. Our Code of Conduct and Business Conduct Principles are both publicly available and, in conjunction with other internal policies, communicate our values and expectations for employees and key stakeholders. Our Corporate Governance Guidelines, which detail our corporate governance practices with respect to our Board and its committees, are reviewed periodically by our Governance Committee. Read more about our corporate governance practices, including our publicly available Corporate Governance Guidelines, at investor.salesforce.com/corporate-governance.

Privacy and Security

Both privacy and security play an essential role at Salesforce in empowering us to live our core values. At Salesforce, we recognize privacy as a fundamental human right and integral to trusted relationships between organizations and their stakeholders. Nothing is more important than the success of our customers and the privacy of their customers’ data. Our Board’s Cybersecurity and Privacy Committee oversees Salesforce’s privacy matters and meets regularly with our privacy senior management. Read more about our commitment to privacy at salesforce.com/company/privacy.

When a company purchases Salesforce offerings, they gain a trusted digital advisor who works together with them in a joint effort to protect customer data. We aim to provide the most secure and compliant enterprise cloud on the market, and we work to build trust and in-depth defense into all of our systems. Among other things, we employ a diverse, experienced team of cybersecurity professionals, engage in community events, and offer free online cybersecurity incident prevention training so our customers can focus on their business, knowing their data is safe and accessible as needed. Read more about our cybersecurity program, best practices for customers and our system status and security at trust.salesforce.com.

Ethical and Inclusive Products

At Salesforce, we recognize that we have a responsibility to society, and we aspire to create technology that has a profound positive impact on our society and the world at large. Our Office of Ethical and Humane Use ensures Salesforce technologies are designed, deployed and used in an ethical, accessible and inclusive way, and regularly engages with stakeholders and experts in furtherance of this commitment. We champion intentional innovation that considers unintended consequences in product and policy and aims to prevent harm and create better product experiences for everyone. In fiscal 2024, we sought to make our AI products the most ethical and trusted in the industry by refining our guidelines for responsible generative AI and updating our AI Acceptable Use Policy to specifically address customer use of AI, including generative AI. Read about our commitment to the ethical and inclusive design, development and use of technology at salesforce.com/company/intentional-innovation.

SALESFORCE 2024 PROXY STATEMENT

35

ESG AT SALESFORCE (CONTINUED)

Government Affairs and Civic Engagement

Salesforce’s Government Affairs team works with policymakers and governments around the world to advocate for public policies that serve our stakeholders, including our stockholders, customers, employees, partners, communities, planet, and society. Salesforce is nonpartisan in this work, and we support policies, eligible organizations, and issues that align with our core values. We also promote nonpartisan civic engagement amongst our employees according to their own personal views through our nonpartisan Get Out the Vote program, volunteer time off (VTO) for nonpartisan poll work, and educational speaker series events. We are committed to complying with all laws, rules, and regulations relevant to our political activity and we publicly disclose all contributions in the U.S. in reports filed with the Federal Election Commission, with various state campaign finance commissions, and on our website. Our Governance Committee provides independent oversight and annually reviews our political contributions. Management prepares a detailed annual report of our corporate political spending, which is publicly accessible at salesforce.com/company/public-policy.

SALESFORCE 2024 PROXY STATEMENT

36

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock by: (i) all those known by us to be beneficial owners of more than five percent of the outstanding shares of our common stock; (ii) each of our directors and director nominees; (iii) each Named Executive Officer; and (iv) all current directors and executive officers as a group. This table is based on information provided to us or filed with the SEC by our directors and director nominees, executive officers and principal stockholders. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons has sole voting and investment power with respect to the shares shown as beneficially owned. For our directors and director nominees, Named Executive Officers and current directors and executive officers as a group, the information in the table is as of March 31, 2024 and for other stockholders, the information is as of December 31, 2023 based on their filings with the SEC.

Except as set forth below, the address of each stockholder listed in the following table is Salesforce, Inc., 415 Mission Street, 3rd Floor, San Francisco, California 94105. In accordance with SEC rules, applicable percentage ownership in the following table is based on 970,283,653 shares of Salesforce common stock outstanding as of March 31, 2024, plus, as applicable for our directors and executive officers, each holder’s options or other equity awards vesting or exercisable within 60 days thereof.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Five Percent Stockholders

The Vanguard Group(1)	83,624,885	8.6%
100 Vanguard Boulevard, Malvern, Pennsylvania 19355

BlackRock, Inc.(2)	72,882,619	7.5%
50 Hudson Yards, New York, New York 10001

Directors and Named Executive Officers

Marc Benioff(3)	24,038,731	2.5%

Laura Alber(4)	4,760	*

Craig Conway(4)	12,855	*

Arnold Donald(4)(5)	2,935	*

Parker Harris(6)	2,493,809	*

Neelie Kroes(4)	9,941	*

Sachin Mehra(4)	2,324	*

Brian Millham(7)	64,259	*

Mason Morfit(8)	3,487,972	*

Oscar Munoz(4)(9)	4,975	*

Sabastian Niles	—	*

John V. Roos(4)	14,207	*

Srinivas Tallapragada(10)	226,177	*

Robin Washington(4)	40,815	*

Amy Weaver(11)	70,772	*

Maynard Webb(4)(12)	10,390	*

Susan Wojcicki(4)(13)(14)	112,165	*

Current Directors and Executive Officers as a Group (20 Persons)(15)	30,790,180	3.2%
*	Less than 1%.
(1)

Based upon a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group reported that it has no sole voting power, sole dispositive power with respect to 79,493,169 shares of common stock, shared voting power with respect to 1,266,345 shares of common stock and shared dispositive power with respect to 4,131,716 shares of common stock.

(2)

Based upon a Schedule 13G/A filed with the SEC on January 26, 2024. BlackRock, Inc. reported that it has sole voting power with respect to 65,427,150 shares of common stock, sole dispositive power with respect to 72,882,619 shares of common stock and no shared voting or shared dispositive power.

SALESFORCE 2024 PROXY STATEMENT

37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS (CONTINUED)

(3)

Includes (i) 1,012,565 shares issuable upon the exercise of options vested and exercisable as of March 31, 2024 or, assuming continued service to the Company, vesting within 60 days of March 31, 2024 and (ii) 10,000,000 shares held by the Marc Benioff Fund LLC. All other shares are held in the Marc R. Benioff Revocable Trust.

(4)	Includes 330 shares issuable upon settlement of RSUs within 60 days of March 31, 2024.
(5)	Includes 2,444 shares held in trust.
(6)

Includes (i) 569,494 shares issuable upon the exercise of options vested and exercisable as of March 31, 2024 or, assuming continued service to the Company, vesting within 60 days of March 31, 2024 and upon settlement of RSUs within 60 days of March 31, 2024, (ii) 956,987 shares held in a family trust, and (iii) 861,491 shares held by LLCs managed by Mr. Harris and his spouse.

(7)

Includes 64,259 shares issuable upon the exercise of options vested and exercisable as of March 31, 2024 or, assuming continued service to the Company, vesting within 60 days of March 31, 2024 and upon settlement of RSUs within 60 days of March 31, 2024.

(8)

Includes 3,486,309 shares that are directly beneficially owned by ValueAct Capital Master Fund, L.P. and may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the majority owner of the membership interests of VA Partners I, LLC, (v) ValueAct Holdings II, L.P. as the sole owner of the membership interests of ValueAct Capital Management, LLC and as the majority owner of the limited partnership interests of ValueAct Capital Management, L.P., and (vi) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. and ValueAct Holdings II, L.P. Mr. Morfit is a member of the management board of ValueAct Holdings GP, LLC. Each reporting person and entity listed above disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein.

(9)	Includes 4,645 shares held in a family trust.
(10)

Includes 164,828 shares issuable upon the exercise of options vested and exercisable as of March 31, 2024 or, assuming continued service to the Company, vesting within 60 days of March 31, 2024 and upon settlement of RSUs within 60 days of March 31, 2024.

(11)

Includes 31,356 shares issuable upon the exercise of options vested and exercisable as of March 31, 2024 or, assuming continued service to the Company, vesting within 60 days of March 31, 2024 and upon settlement of RSUs within 60 days of March 31, 2024.

(12)	Includes 187 shares held in a family trust.
(13)	Includes 79,723 shares held in a family trust.
(14)	Includes 28,365 shares as to which Ms. Wojcicki shares or may be deemed to share voting and investment power. Ms. Wojcicki disclaims beneficial ownership of such shares.
(15)

Includes 2,029,246 shares issuable upon the exercise of options vested and exercisable as of March 31, 2024 or, assuming continued service to the Company, vesting within 60 days of March 31, 2024, and upon settlement of RSUs within 60 days of March 31, 2024.

SALESFORCE 2024 PROXY STATEMENT

38

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain three primary equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants: the 2004 Employee Stock Purchase Plan (the “ESPP”) and the 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”), which have both been approved by stockholders, and the 2014 Inducement Equity Incentive Plan (the “2014 Inducement Plan”), which has not been approved by stockholders. We have also assumed certain plans in connection with acquisitions, which plans have not been approved by Salesforce’s stockholders.

The following table sets forth information regarding outstanding stock options and RSUs as well as shares reserved for future issuance under the foregoing plans as of January 31, 2024:

Plan category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	39,177,868(2)	$192.02	76,571,164(3)
Equity compensation plans not approved by stockholders	1,454,928(4)	$ 63.69	921,317(5)

Total	40,632,796	$185.77	77,492,481

(1)

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon vesting of outstanding RSU awards and performance-based RSU (“PRSU”) awards which have no exercise price.

(2)

Consists of options, RSUs, and PRSUs granted under the 2013 Equity Incentive Plan. For purposes of this table, PRSUs are assumed to be payable at 100% of target. If instead PRSUs paid out at maximum, the number of securities to be issued would be 40,952,023.

(3)

Consists of 16,979,709 shares available under the ESPP, including 2,397,823 shares subject to purchase during the purchase periods in effect as of January 31, 2024, and 59,591,455 shares available under the 2013 Equity Incentive Plan. Offerings under the ESPP were authorized by the Board in September 2011.

(4)

Consists of shares (other than restricted stock awards) issuable under the 2014 Inducement Plan and the following plans, which have been assumed by us in connection with certain of our acquisition transactions: the SteelBrick Holdings, Inc. 2013 Equity Incentive Plan assumed by us with our acquisition of SteelBrick Inc. in December 2015; the MetaMind, Inc. 2014 Stock Incentive Plan assumed by us with our acquisition of MetaMind, Inc. in April 2016 (the “MetaMind Plan”); the Demandware, Inc. 2012 Stock Incentive Plan assumed by us with our acquisition of Demandware, Inc. in July 2016; the BeyondCore, Inc. 2007 Stock Incentive Plan assumed by us with our acquisition of BeyondCore, Inc. in August 2016; the Krux Digital, Inc. 2010 Stock Plan assumed by us with our acquisition of Krux Digital, Inc. in November 2016; the CloudCraze Software LLC 2016 Omnibus Incentive Plan assumed by us with our acquisition of CloudCraze LLC in April 2018; the MuleSoft, Inc. 2006 Stock Plan, MuleSoft, Inc. 2016 Equity Incentive Plan, and MuleSoft, Inc. 2017 Equity Incentive Plan, each assumed by us with our acquisition of MuleSoft, Inc. in May 2018; the Datorama Inc. 2012 Stock Incentive Plan assumed by us with our acquisition of Datorama Inc. in August 2018; the Optimizer Topco S.A.R.L. 2015 Share Incentive Plan assumed by us with our acquisition of ClickSoftware Technologies Ltd. in October 2019; the MapAnything, Inc. Amended and Restated 2015 Stock Incentive Plan assumed by us with our acquisition of MapAnything, Inc. in May 2019; the Salesforce Tableau Equity Plan assumed by us with our acquisition of Tableau Software, Inc. in August 2019; the Evergage, Inc. 2010 Stock Plan, assumed by us with our acquisition of Evergage, Inc. in February 2020; the Vlocity, Inc. 2014 Stock Option and Grant Plan, assumed by us with our acquisition of Vlocity, Inc. in June 2020; the Slack 2009 Stock Plan and the Slack 2019 Stock Option and Incentive Plan, each assumed by us with our acquisition of Slack Technologies, Inc. in July 2021; and the Traction Sales and Marketing Inc. Equity Incentive Plan assumed by us with our acquisition of Traction Sales and Marketing Inc. in April 2022.

(5)	Consists of the 2014 Inducement Plan and the MetaMind Plan. The material features of the 2014 Inducement Plan and the MetaMind Plan are described below.

Material Features of the 2014 Inducement Equity Incentive Plan

The 2014 Inducement Plan was established by the Board in July 2014 with the purpose of attracting, retaining and incentivizing employees in furtherance of Salesforce’s success. In accordance with NYSE rules, this plan is used to offer equity awards as material inducements for new employees to join Salesforce, typically in connection with acquisitions. Subject to adjustment for certain changes in our capitalization, the maximum aggregate number of shares that may be issued under the 2014 Inducement Plan is the sum of 5,085,000 plus the number of shares, not to exceed 2,750,000, that, as of July 9, 2014, remained available for issuance under our 2006 Inducement Equity Incentive Plan (the “Prior Inducement Plan”) or that, after July 9, 2014, otherwise would have returned to the Prior Inducement Plan under its terms (for example, due to the expiration or forfeiture of an award under the Prior Inducement Plan).

The equity grants awarded under the 2014 Inducement Plan are typically in the form of RSUs but this plan also provides for the granting of other types of equity awards, including stock options, with exercise prices equal to the fair market value of our common stock on the date of grant. As of January 31, 2024, 911,255 shares of Salesforce common stock remained available for issuance under the 2014 Inducement Plan.

SALESFORCE 2024 PROXY STATEMENT

39

EQUITY COMPENSATION PLAN INFORMATION (CONTINUED)

Material Features of the MetaMind, Inc. 2014 Stock Incentive Plan

The MetaMind, Inc. 2014 Stock Incentive Plan (the “MetaMind Plan”) was established by MetaMind, Inc. (“MetaMind”) in 2014 and was assumed by Salesforce in 2016 in connection with our acquisition of MetaMind. The purpose of the MetaMind Plan is to attract, retain and motivate persons who are expected to make important contributions and provide such persons with equity ownership opportunities and performance-based incentives intended to better align the interests of such persons with those of stockholders. From and after April 1, 2016, only employees, officers, directors, consultants and advisors of MetaMind as of immediately prior to such date and employees, officers, directors, consultants and advisors of Salesforce hired on or following such date are eligible to receive grants of new awards under the MetaMind Plan. The MetaMind Plan provides for the award of incentive stock options and nonstatutory stock options, each of which must generally have an exercise price equal to at least the fair market value of our common stock on the date of grant; stock appreciation rights; restricted stock awards; RSU awards; and other stock awards.

On April 1, 2016, Salesforce assumed outstanding stock options under the MetaMind Plan to purchase 55,110 shares of Salesforce common stock and outstanding RSUs in respect of 22,053 shares of Salesforce common stock. As of such date, 211,918 shares of common stock remained issuable for new awards under the MetaMind Plan. As of January 31, 2024, 10,062 shares of Salesforce common stock remained available for issuance under the MetaMind Plan.

SALESFORCE 2024 PROXY STATEMENT

40

A LETTER FROM OUR COMPENSATION COMMITTEE

A LETTER FROM OUR COMPENSATION COMMITTEE

May 16, 2024

Dear Fellow Stockholders,

Fiscal 2024 was a transformative year for Salesforce. At this time last year, the Company accelerated progress on our goals to restructure the business for the short and long term, increase productivity, and achieve operational excellence. Over the last year, our management team has not only achieved these goals, but has outperformed on key metrics, while delivering continued innovation across core categories and rapidly bringing new Data and AI solutions to market. And, importantly, our management team continued to build relationships with you, our stockholders. We are proud of our executive team’s effort, which has driven significant value for stockholders at a rapid pace.

In particular, we would highlight that the Company:

•	Achieved non-GAAP operating margin that exceeded our fiscal year goal and reflected unprecedented margin growth for the Company

•	Achieved operating cash flow of $10.2 billion, up 44% year-over-year and the highest cash flow in Salesforce’s history

•	Declared Salesforce’s first ever dividend in its 25-year history

•	Reduced stock-based compensation expense as a percentage of revenue from 10.5% in fiscal 2023 to 8% in fiscal 2024

•	Fully offset dilution from our stock-based compensation with share repurchases

These results reflect tremendous discipline and position Salesforce for sustainable long-term value creation.

We have long anchored our compensation philosophy in pay for performance and, consistent with this philosophy, the equity award granted to Mr. Benioff early in fiscal 2024 was significantly reduced from prior years and targeted well below market, in light of Company performance in fiscal 2023. Subsequently, however, the Company significantly exceeded expectations in fiscal 2024. In light of the Company’s extraordinary fiscal 2024 performance, along with Mr. Benioff’s leadership as sole CEO during fiscal 2024 and the importance of retaining his continued leadership, particularly as the Company navigates complex, generational opportunities in the new era of data and AI, at the end of fiscal 2024, the Compensation Committee acted to close the gap between the $15 million value of Mr. Benioff’s initial fiscal 2024 equity award and an appropriately competitive equity opportunity. To achieve this, the Committee approved a second fiscal 2024 award for Mr. Benioff that provides an incremental equity opportunity of $20 million, delivered 60% in PRSUs and 40% in stock options. This decision reflects our pay for performance philosophy and brought Mr. Benioff’s aggregate fiscal 2024 equity opportunity to $35 million, which is between the 50th and 75th percentiles of market.

Our broader fiscal 2024 executive compensation program reflects feedback from stockholders, and we believe this program has served well to motivate our executives to drive profitable growth and sustainable long-term value creation. When we set the compensation program for fiscal 2024, we introduced non-GAAP operating margin as a PRSU metric, weighted at 50% in order to link a meaningful portion of executive pay to the Company’s margin progression, in complement to our three-year relative TSR metric, also weighted at 50%. For Executive Officers other than the CEO and COO, we eliminated the use of stock options and increased the PRSU component of the long-term equity incentive program from 25% to 50%. Our annual cash incentive program continued to emphasize the three financial measures we believe are key indicators of profitable growth: revenue, operating cash flow, and non-GAAP income from operations. Lastly, we also made changes to our compensation program for fiscal 2025 that calibrate executive compensation opportunities by role and more closely align the value of our cash and equity programs with market. The resulting increase in target compensation for our Named Executive Officers is weighted heavily towards variable compensation, consistent with our pay for performance philosophy.

As we reflect on Salesforce’s outstanding fiscal 2024 performance, we want to recognize our management team’s success in driving the Company’s transformation. We are excited about the significant opportunities for profitable growth in fiscal 2025 and beyond.

Thank you for your continued support and investment in Salesforce.

Sincerely,

The Compensation Committee

John V. Roos (Chair)

Craig Conway

Neelie Kroes

SALESFORCE 2024 PROXY STATEMENT

41

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation program for our Named Executive Officers (“NEOs”), including our executive compensation policies and practices and the corresponding pay decisions for our NEOs for and during fiscal 2024 (February 1, 2023 to January 31, 2024) and the key factors the Compensation Committee considered in making those decisions. This Compensation Discussion and Analysis also addresses certain aspects of our compensation program applicable generally to our executive officers, including our NEOs, as defined under SEC regulations (the “Executive Officers”).

Named Executive Officers

For fiscal 2024, our NEOs were:

•	Marc Benioff, our Chair of the Board and Chief Executive Officer (“CEO”);

•	Amy Weaver, our President and Chief Financial Officer;

•	Brian Millham, our President and Chief Operating Officer;

•	Srinivas Tallapragada, our President and Chief Engineering Officer; and

•	Sabastian Niles, our President and Chief Legal Officer.

Executive Summary

Fiscal 2024 Performance Highlights

Fiscal 2024 was a meaningful inflection point for Salesforce as we continued to transform our company for profitable growth. Our executive compensation program is designed to reward our NEOs for the achievement of Company-wide financial, operating, and strategic objectives and the creation of long-term stockholder value. In fiscal 2024, we achieved significant business and financial results, including:

•	Revenue. Fiscal 2024 revenue was $34.9 billion, an increase of 11% year-over-year.

•	Operating Margin. Fiscal 2024 GAAP operating margin was 14.4%, up from 3.3% a year ago. Fiscal 2024 non-GAAP operating margin was 30.5%, up from 22.5% a year ago.[2]

•

Income from Operations. Fiscal 2024 GAAP income from operations was $5.0 billion, compared to $1.0 billion from a year ago. Fiscal 2024 non-GAAP income from operations was $10.6 billion, compared to $7.1 billion from a year ago.[2]

•	Earnings per Share. Fiscal 2024 diluted earnings per share was $4.20, compared to $0.21 from a year ago.

•

Cash Flow. Cash generated by operations for fiscal 2024 was $10.2 billion, an increase of 44% year-over-year. Total cash, cash equivalents and marketable securities as of January 31, 2024 was $14.2 billion.

•

Remaining Performance Obligation. Total remaining performance obligation, which represents all future revenue under contract yet to be recognized, as of January 31, 2024 was approximately $56.9 billion, an increase of 17% year-over-year. Current remaining performance obligation as of January 31, 2024 was approximately $27.6 billion, an increase of 12% year-over-year.

•	Share Repurchase Program. We repurchased approximately 36 million shares of our common stock during fiscal 2024, returning approximately $7.7 billion to stockholders.

The graphs below show our Revenue, Operating Cash Flow and Remaining Performance Obligation growth over the last five fiscal years.

[2]	See Appendix A for a reconciliation of GAAP to non-GAAP financial metrics and other information.

SALESFORCE 2024 PROXY STATEMENT

42

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Fiscal 2024 Executive Compensation Program Highlights

As discussed above, our business and financial results provide additional context for our fiscal 2024 executive compensation pay outcomes.

Three-Year PRSUs April 2020 – April 2023	0% Formulaic Payout	Metric Relative TSR Result: 21st Percentile

Annual Performance Bonus Fiscal 2024	100% Formulaic Payout	Metrics Revenue, Operating Cash Flow, Non-GAAP Income from Operations, Equality and Sustainability Combined Results: ~118%* (*Funding capped at 100%)

After considering stockholder feedback, input from management and advice from the Compensation Committee’s compensation consultant, the Compensation Committee undertook a comprehensive review of the structure and elements of our executive compensation program and made significant changes to our long-term equity incentive program. Highlights of our fiscal 2024 compensation program for our Named Executive Officers, including these changes, are below.

•

Maintained Target Total Cash Compensation Levels. For the ninth year in a row, we maintained Mr. Benioff’s base salary and target bonus at fiscal 2016 levels. We also made no changes to the other NEOs’ base salary and target bonus levels.

•

Set Rigorous Performance Goals. We established rigorous performance goals for our annual performance cash bonus and performance-based RSU (“PRSU”) programs, setting financial performance targets consistent with, or exceeding, our publicly announced fiscal 2024 financial guidance. Target payout for the three-year relative TSR goal in our PRSU program requires TSR outperformance at the 60th percentile relative to the Nasdaq-100 companies.

•

Restructured PRSU Program to Include Profitability Metric. We restructured our PRSU program to include non-GAAP operating margin, equally weighted with relative TSR. We continue to measure performance over a three-year period for relative TSR, and measure non-GAAP operating margin over three fiscal year periods, with any earned PRSUs eligible to “cliff” vest three years after grant.

•

CEO Equity Mix Continued to Consist of 60% PRSUs. We continued to deliver 60% of the total target value of our CEO’s fiscal 2024 equity awards in the form of PRSUs, with the remaining 40% delivered in stock options.

•

Increased the PRSU Component of the Standard Equity Mix for Other NEOs to 50%. We increased the PRSU weighting of our overall equity award mix to 50% and eliminated stock options from our standard equity mix for Executive Officers, except for Mr. Millham, whose equity award mix is governed by his pre-existing agreement (described below under “—Pre-existing Retention Agreement with Mr. Millham”).

•

Set CEO Total Fiscal 2024 Long-Term Equity Incentive Opportunity Between the 50th and 75th Percentile. Under Mr. Benioff’s leadership, the Company delivered exceptional value to stockholders in fiscal 2024. To recognize his leadership during the year and to deliver a market competitive long-term equity incentive opportunity reflecting these achievements, the Compensation Committee granted Mr. Benioff a long-term equity award in January 2024 in addition to his initial long-term equity incentive opportunity. The January 2024 grant, in addition to the initial grant, brought the total target value of his fiscal 2024 long-term equity incentive opportunity to a market competitive range between the 50th and 75th percentile of our compensation peer group. See “—Fiscal 2024 Long-Term Equity Award Decisions—Fiscal 2024 Equity Awards for Mr. Benioff” below for additional information.

•

Reduced the Amount of the Fiscal 2024 Long-Term Equity Incentives for Other Continuing NEOs. In connection with its annual compensation review during the first quarter of the fiscal year, to reflect Company performance in fiscal 2023, the Compensation Committee reduced the total target values of the annual long-term equity incentives for our continuing NEOs (other than as contractually required) by approximately 21% compared to fiscal 2023.

SALESFORCE 2024 PROXY STATEMENT

43

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Stockholder Engagement, Board Responsiveness and Program Evolution

Engaged in Discussions >60% of our outstanding common stock	Engaged in Discussions ~90% of our Top 20 stockholders	Director-Led Discussions 65% of our Top 20 stockholders

Stockholder Engagement and Say on Pay

Our Board and Compensation Committee value our stockholders’ views on our executive compensation program. Our Compensation Committee has put considerable thought and care into evaluating and evolving our executive compensation program and we conduct ongoing outreach and engagement with our stockholders. In fiscal 2024, we met directly with stockholders who collectively own more than 60% of our shares outstanding. Meetings included discussions on financials and financial discipline, including progress on our profitable growth; business strategy and innovation, particularly around artificial intelligence; corporate governance; recent board refreshment and leadership structure; human capital management; sustainability initiatives; and other matters. Meetings are generally attended by senior leaders in Investor Relations, Legal, Executive Compensation, Equality and ESG Strategy, with independent members of the Board, including members of the Compensation Committee or our Lead Independent Director, often leading the discussions.

We hold a stockholder advisory vote on NEO compensation on an annual basis. In setting the form and amount of compensation for our NEOs, the Compensation Committee also considers the voting results from our most recent annual stockholder advisory vote on NEO compensation. We received more than 82% support for our fiscal 2023 NEO compensation program, indicating broad stockholder support for our executive compensation program. The Compensation Committee will continue to consider stockholder feedback and the outcomes of future advisory votes on NEO compensation, along with input from our independent compensation consultant, when evaluating our executive compensation program and making compensation decisions for our Executive Officers, including our NEOs.

The stockholder perspectives that we have received provide valuable insight as we continue to evolve our executive compensation program. Based on stockholder feedback, we made key changes to our executive compensation program in fiscal 2024 designed to further align pay and performance, and incentivize our NEOs to further transform our company for profitable growth.

We believe our program evolution over time has advanced our compensation practices and governance in a manner that both benefits stockholders and continues to align with our strategy and pay philosophy.

SALESFORCE 2024 PROXY STATEMENT

44

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Compensation Philosophy and Practices

Philosophy and Objectives

Our compensation philosophy is driven by our objective to attract and retain the premier talent needed to lead our Company in a dynamic, innovative and competitive environment and to strongly align the interests of our NEOs with those of our stockholders. To accomplish this, we use compensation structures directly tied to the performance of our common stock, as well as key drivers of Company performance, including non-GAAP operating margin, revenue, operating cash flow and non-GAAP income from operations. Our executive compensation program is aligned with our overall business strategy, with a focus on driving profitable growth and long-term value for our stockholders.

We use a mix of base salary, annual performance-based cash incentive awards and long-term equity awards to incentivize and reward contributions to our performance and creation of stockholder value over time. Over 90% of our NEOs’ average target total direct compensation is variable and at-risk, consisting of an annual performance cash bonus opportunity and long-term equity awards comprised of PRSUs, stock options and RSUs, as described further below.

Challenges

We operate in a market and industry in which the competition for talented executives remains intense. The challenges we face in hiring and retaining Executive Officers include:

•

Highly Competitive and Dynamic Market and Industry — We are a pioneer in the innovative and highly competitive enterprise cloud computing market, as well as a rapidly evolving artificial intelligence and data strategy sector, where skills and experience are in high demand. Historically, we have felt intense pressure from privately held start-up and early-stage public companies that could offer executives opportunities perceived to provide greater equity appreciation potential than those available from an established public company like ours. We also compete with significantly larger competitors that may be able to offer higher compensation than we can. We expect this highly competitive environment to continue in the future.

•

Competitive Executive Retention Environment — In the technology industry, there is substantial and continuous competition for executives with the level of experience and aptitude to oversee the design, development and management of our software and technology services, innovate in emerging areas such as artificial intelligence, and lead our global sales and operations teams. We are headquartered in the San Francisco Bay Area, where competition for top talent is particularly fierce. Further, our success has made our Executive Officers more attractive as candidates for employment with other companies, and they are subject to significant ongoing recruiting efforts by other companies in the technology industry.

•

Executive Officer Recruiting Environment — We seek to recruit experienced Executive Officers with specific skills in key functional areas who have worked in fast-paced and operationally complex environments at companies of scale and growth comparable to ours. The number of executives with the most desirable experience is relatively low and proven executives are difficult to find. We have expanded our recruiting efforts both geographically and into other industries and sectors, which leads to increased complexity in recruiting efforts and has required us to be more flexible with our Executive Officer compensation packages.

Given this competitive environment, our compensation program is designed to be market competitive.

SALESFORCE 2024 PROXY STATEMENT

45

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Executive Compensation Governance Practices and Policies

We endeavor to maintain strong governance standards in our policies and practices related to executive compensation. Below is a summary of our key compensation and corporate governance practices.

WHAT WE DO

Actively engage in year-round dialogue with our stockholders and incorporate feedback into our executive compensation program
Structure executive compensation to link pay and performance, with a significant portion variable and at-risk
Set rigorous goals for our annual and long-term performance-based incentive programs
Grant PRSUs that require TSR outperformance (60th percentile) relative to peers to earn target payout for that goal
Cap performance-based annual bonus and long-term equity incentive payouts for NEOs

Provide double-trigger cash, option and RSU change of control benefits
Conduct an annual advisory vote on NEO compensation
Review and evaluate our executive compensation and compensation peer group on a regular basis
Maintain a clawback policy that applies to performance-based cash and equity programs
Engage an independent compensation consultant to advise the Compensation Committee
Require our NEOs to satisfy stringent stock holding requirements
Regularly assess the risk-reward balance of our compensation programs to mitigate undue risks in our programs

WHAT WE DON’T DO

No pension plans
No supplemental executive retirement plans
No stock option repricing without stockholder approval
No excise tax gross-ups upon a change of control

No hedging or pledging of our securities
No payment of dividends or dividend equivalents until the related equity awards have vested
No cash severance payments that exceed 2.99 times an Executive Officer’s base salary plus annual bonus target without stockholder approval

SALESFORCE 2024 PROXY STATEMENT

46

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Compensation Elements and Compensation for Named Executive Officers

We award cash compensation to our NEOs in the form of base salaries and annual cash incentives under our Annual Performance Bonus Plan, and we award long-term equity incentive awards in the form of PRSUs, RSUs and, to a lesser extent, stock options. We also provide certain other benefits, generally consistent with what we provide to other employees. We believe that each of these compensation elements is necessary to attract and retain our NEOs in a very competitive market for executive talent. Over 90% of our NEOs’ combined cash and equity target compensation opportunity for fiscal 2024 was variable and at-risk.

*	Mr. Millham’s award mix is governed by his pre-existing retention agreement. See “—Pre-Existing Retention Agreement with Mr. Millham” below.

SALESFORCE 2024 PROXY STATEMENT

47

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Fiscal 2024 Base Salary and Target Cash Bonus Opportunity

We believe we must offer competitive base salaries to attract, motivate and retain high-performing executive officers. Base salary also informs each NEO’s individual target cash bonus opportunity, which is expressed as a percentage of base salary.

The Compensation Committee has generally set the base salaries and annual bonus opportunities for our NEOs after considering factors and input from its compensation consultant, which may include:

•	a market review of the base salaries paid to executives in our compensation peer group, as well as broader market survey data;

•	the overall compensation that each NEO may potentially receive during employment with us;

•	Company and individual performance;

•	the role, responsibility and experience of each NEO;

•	the level, scope and objectives of each NEO’s position; and

•	internal compensation alignment.

Before setting fiscal 2024 base salaries and bonus opportunities, the Compensation Committee conducted a review of our executive compensation program. Based on this review, and to reflect fiscal 2023 performance, the Compensation Committee determined not to change any of the NEOs’ fiscal 2024 base salaries or target bonus opportunities.

Mr. Niles joined the Company later in fiscal 2024. The Compensation Committee set Mr. Niles’ base salary at $900,000 and his target bonus opportunity at 100%, effective upon his start date. Similar to the Compensation Committee’s ordinary course annual review of base salaries and bonus opportunities for our other NEOs, the Compensation Committee considered market data, compensation peer group data, internal compensation alignment, and other relevant data and information provided by its compensation consultant.

Named Executive Officer	Fiscal 2024 Base Salary	Change from Fiscal 2023	Fiscal 2024 Target Cash Bonus Opportunity (% of Base Salary)	Change from Fiscal 2023
Marc Benioff	$1,550,000	No change	200%	No change
Amy Weaver	$1,000,000	No change	100%	No change
Srinivas Tallapragada	$1,000,000	No change	100%	No change
Brian Millham	$900,000	No change	100%	No change
Sabastian Niles(1)	$900,000	N/A	100%	N/A

(1)	Mr. Niles joined the Company on July 31, 2023. His annual base salary and bonus opportunity were pro-rated for fiscal 2024.

SALESFORCE 2024 PROXY STATEMENT

48

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Annual Performance-Based Cash Bonuses

Our broad-based Annual Performance Bonus Plan is designed to tie individual cash bonus awards to achievement against key Company performance metrics that align with the interests of our stockholders. The actual bonus amounts earned by each NEO are based upon the achievement of pre-established Company financial performance goals, ESG measures and the NEO’s individual performance for the year. Attainment against Company performance goals is capped at 100% of target funding. In addition, the Compensation Committee can exercise discretion to reduce the formulaic funding percentage. Individual performance can increase or decrease the final bonus determination up to a maximum of 125% of an NEO’s bonus target. The Compensation Committee believes that the annual performance metrics contribute to driving long-term stockholder value, play an important role in incentivizing performance, and help attract, motivate, and retain our NEOs. Consideration of individual performance provides for individual accountability and the ability to differentiate pay based on outcomes that fall above or below expectations for the year, taking into consideration input from our CEO.

NEO Bonus Payout Formula

The Compensation Committee typically approves the Company performance goals during the first quarter of the fiscal year. After the first half of the fiscal year, we pay 25% of the full target bonus amount for all employees, including our NEOs, and after the end of the fiscal year, we pay any remaining amount earned. The remaining amount is determined based on the level of achievement against the applicable Company performance goals and individual performance.

Fiscal 2024 Performance Metrics and Fiscal 2024 Payouts

For fiscal 2024, the Compensation Committee approved the following three equally weighted Company financial performance metrics: revenue, operating cash flow and non-GAAP income from operations. The Compensation Committee believes that basing NEO bonus amounts on these financial measures aligns NEO incentives with stockholder interests in accordance with our compensation philosophy. In addition, the Compensation Committee approved ESG objectives, consisting of two equality measures and two sustainability measures, all equally weighted.

The Company financial measures are collectively weighted at 90% and the ESG measures are collectively weighted at 10% for purposes of determining NEO bonus payouts. The Compensation Committee believes that these measures and weightings are appropriate to incentivize achievement of annual Company performance objectives that further our strategy, are used by investors to evaluate our financial performance, and build accountability.

SALESFORCE 2024 PROXY STATEMENT

49

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Financial Performance Measures. The financial measures serve as clear goals for our NEOs to achieve growth and profitability objectives that are key indicators of our financial strength and long-term profitable growth. A threshold level of performance must be met for each of the relevant financial metrics to fund that component of NEO bonuses. The Compensation Committee believes that financial targets should be rigorous and challenging. As shown below, the Compensation Committee set the fiscal 2024 financial targets substantially higher than the fiscal 2023 financial targets and actual results. In addition, the fiscal 2024 financial targets exceeded fiscal 2024 guidance published (or implied by our published guidance) at the beginning of fiscal 2024.

Annual Performance Cash Bonus Measures for Fiscal 2024 — Financial Measures and Attainment

(Amounts in $ millions)

Financial Measures(1)	Fiscal 2023		Fiscal 2024
	Target	Actual(2)	Target	Actual		Achievement

Revenue	$32,274	$31,352	$34,705	$34,857		100.4%

Operating Cash Flow	$7,450	$7,111	$8,320	$10,234		123.0%

Non-GAAP Income from Operations	$6,455	$6,794	$9,370	$10,689	(3)	114.1%

Total Formulaic Attainment for Financial Performance Measures						125.4%(4)

(1)

For purposes of the Annual Performance Bonus Plan, “Revenue” is defined as our GAAP revenues, as may be adjusted to exclude certain acquisitions; “Operating Cash Flow” is defined as our GAAP operating cash flow; and “Non-GAAP Income from Operations” is defined as our non-GAAP income from operations (revenues less cost of revenues and operating expenses, excluding the impact of stock-based compensation expense, amortization of acquisition-related intangible assets, and charges related to the restructuring plan), further excluding the impact of adjustments to the bonus payout percentage for amounts payable under the Annual Performance Bonus Plan, and as may be further adjusted for the impact of certain acquisitions. As a result, these financial metrics may differ from the financial results we report in our quarterly earnings release materials. See also Appendix A for an explanation of how non-GAAP income from operations, as reported in our quarterly earnings release materials, is calculated from our audited financials.

(2)	Results based on fiscal 2023 adjustments applicable to our annual bonus plan, as described in our 2023 proxy statement.
(3)	Results based on fiscal 2024 adjustments to Non-GAAP Income from Operations applicable to the Annual Performance Bonus Plan.
(4)

Represents the sum of the bonus funding drivers for each financial component based on the applicable payout scales. However, as noted above, formulaic funding is capped at 100% for Company performance.

Per the table above, actual attainment exceeded our fiscal 2024 financial targets for cash bonus payouts on all counts:

•   Revenue was $34,857 million, up 11% year-over-year;

•   Operating cash flow was $10,234 million, up 44% year-over-year; and

•   Non-GAAP income from operations was $10,689 million, up 57% year-over-year.

Based on our performance against these targets, the weighted contribution for the financial performance component of NEO bonus payouts was 112.9% (weighted at 90% of overall Company performance) for fiscal 2024.

ESG Measures. In fiscal 2024, to foster accountability and accelerate our ESG initiatives, we continued to include ESG performance as part of the Annual Performance Bonus Plan targets, weighted at 10% of overall Company performance. We included two equality measures and two sustainability measures, each weighted equally. Each metric accounts for 25% of the overall ESG component if the applicable target is met or exceeded, or 0% if attainment is below target levels. The equality measures focus on increasing representation of women, Black, Latinx, Indigenous and Multiracial employees. The sustainability measures focus on reducing global air travel emissions intensity, as well as increasing the percentage of spend with suppliers who have signed Salesforce’s Sustainability Exhibit, a procurement contract with the goal of reducing our collective carbon footprint and helping our suppliers set and meet climate targets. These measures are strategically aligned with existing public commitments and key initiatives.

SALESFORCE 2024 PROXY STATEMENT

50

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Annual Performance Bonus Measures for Fiscal 2024 — ESG Measures and Attainment

ESG Measures (and Weighting)		Performance Targets	Achievement

50% Equality	U.S. Underrepresented Minorities & Women (25% weighting)	48.5% of our U.S. Employees identify as Underrepresented Minorities(1) and/or Women as of the end of fiscal 2024	Below Target
	Global Women (25% weighting)	37% of our Global Employees identify as Women as of the end of fiscal 2024	Below Target

50% Sustainability	Air Travel (25% weighting)	50% Reduction in air travel emissions intensity(2) (GHG emissions / Revenue) for fiscal 2024 relative to fiscal 2020 levels	Exceeded Target
	Supplier Engagement (25% weighting)	45% of Spend in fiscal 2024 with suppliers who have signed an agreement with a Salesforce Supplier Sustainability Exhibit(3)	Exceeded Target

Total Formulaic Attainment for ESG Measures			50%

(1)

Underrepresented Minorities (URM) refers to ethnic or racial groups whose population is disproportionate to the population in society. In the U.S., we are referring to Black, Latinx, Native American, Native Hawaiian and Other Pacific Islander, and Multiracial employees of two or more races.

(2)	Air travel emissions intensity is the amount of greenhouse gas (GHG) emissions attributed to air travel per unit of annual revenue.
(3)

The Sustainability Exhibit is the set of sustainability-related terms that Salesforce aims to include in supplier contracts. With the Sustainability Exhibit, we ask suppliers to set science-based targets, increase sustainability disclosures, and deliver carbon-neutral products and services as part of their agreement with Salesforce.

As shown above, we exceeded target performance for two of our ESG measures for fiscal 2024 and did not meet target performance for the other two. Because attainment of our ESG measures is binary based on whether we meet our established targets, the weighted contribution for the ESG component of NEO bonus payouts was 5.0%.

Fiscal 2024 NEO Bonus Payouts. Our performance against our financial and ESG performance targets for fiscal 2024 resulted in a combined formulaic result of approximately 118% of target, based on weighted contributions of 112.9% and 5.0% for our financial and ESG goals, respectively. However, the actual combined payout percentage for NEO bonuses was reduced to 100% because our combined Company performance payout is capped at 100% of target.

The Compensation Committee approved fiscal 2024 bonus payments for each individual NEO at 100% of the target opportunity.

Named Executive Officer	Target Annual Bonus Opportunity	Company Performance: Final Payout Percentage Reflecting Funding Cap(1)	Individual Performance Multiplier	Fiscal 2024 Actual Bonus Payment
Marc Benioff	$3,100,000	100%	100%	$3,100,000
Amy Weaver	$1,000,000	100%	100%	$1,000,000
Srinivas Tallapragada	$1,000,000	100%	100%	$1,000,000
Brian Millham	$ 900,000	100%	100%	$900,000
Sabastian Niles(2)	$ 456,164	100%	100%	$456,164

(1)	Actual performance resulted in a combined formulaic payout percentage of approximately 118% of target prior to applying the funding cap.
(2)	Mr. Niles commenced employment on July 31, 2023; amount reflects pro-rated bonus eligible salary.

SALESFORCE 2024 PROXY STATEMENT

51

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Long-Term Equity Incentives

The Compensation Committee periodically reviews our equity compensation program from a market perspective as well as in the context of our overall compensation philosophy. The Compensation Committee also considers the appropriateness of various equity vehicles, such as PRSUs, stock options and RSUs, as well as overall program costs (which include both stockholder dilution and compensation expense), when evaluating the long-term incentive mix for our NEOs. Further, the Compensation Committee considers peer company data and competitive positioning, each NEO’s individual performance, and stockholder feedback.

Fiscal 2024 LTI Program Mix and Program Changes. Consistent with the annual long-term equity award mix for our CEO in fiscal 2023, Mr. Benioff received approximately 60% of his fiscal 2024 annual long-term equity award value in PRSUs and 40% in stock options, both of which the Compensation Committee consider to be performance-based. At the same time, the Compensation Committee increased the PRSU weighting of the overall equity award mix for our other Executive Officers and eliminated stock options from the standard equity award mix. As a result, Ms. Weaver and Mr. Tallapragada each received approximately 50% of their fiscal 2024 annual long-term equity award value in PRSUs and 50% in RSUs. As required under Mr. Millham’s pre-existing retention agreement (described below), Mr. Millham received approximately 50% of his fiscal 2024 annual long-term equity award value in stock options and 50% in RSUs.

PRSU Program Redesign. As discussed above, in April 2023, the Compensation Committee approved substantive changes to our fiscal 2024 PRSU program. These changes were made after considering stockholder feedback, comparative market and peer data, as well as input from management and the Compensation Committee’s independent compensation consultant.

We transitioned from a program that paid out based on a single performance metric (relative TSR) to a program that pays out based on relative TSR and non-GAAP operating margin performance, weighted equally. The Compensation Committee believes that including an operational metric in addition to TSR better motivates our Executive Officers to focus on core operational performance, which our leaders are most able to directly influence, while continuing to align their interests with stockholders through the relative TSR metric. We selected non-GAAP operating margin because we believe it is a key indicator of our performance as we continue to transform our Company and drive stockholder value through operating discipline and profitable growth.

Key Features of the Fiscal 2024 PRSUs

Award	design for fiscal 2024 PRSUs granted to NEOs in April 2023.

Performance Levels and Payout Scales

Performance Level	Relative TSR PRSUs	Operating Margin PRSUs	Payout Percentage (as % of Target PRSUs)
	TSR Percentile Rank v. PRSU Index Group over Three-Year Measurement Period	Operating Margin Performance (% of FY Non-GAAP Operating Margin Target)

Below Threshold	Below 25th percentile	Below 85% of Target	0%

Threshold	≥ 25th percentile	≥ 85% of Target	25%

Target	≥ 60th percentile	≥ 100% of Target	100%

Maximum	≥ 85th percentile	≥ 115% of Target	200%
Attainment	between performance levels and the corresponding payout percentages is interpolated on a straight-line basis.

•

Target payout for the TSR metric requires TSR outperformance at the 60th percentile compared to the Nasdaq-100 Index group of companies (the “PRSU Index Group”) as of the beginning of the performance period;

•	Final payout percentages not determined until the end of the full three-year performance period;

•	Maximum payout is capped at 2x target;

•	No payout above target for the TSR metric if our TSR on an absolute basis is negative; and

•	Requires continued employment through the third anniversary of the grant date.

SALESFORCE 2024 PROXY STATEMENT

52

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Performance-Based Restricted Stock Units

Relative TSR PRSU Component. For PRSUs that vest based on relative TSR (“Relative TSR PRSUs”), we measure our TSR percentile rank over a three-year performance period relative to the PRSU Index Group to determine the final payout percentage, which ranges from 0% to 200% of target. There is no payout if our relative TSR rank is below the 25th percentile and target payout requires TSR outperformance at the 60th percentile compared to the PRSU Index Group over the three-year performance period. Payouts are capped at 100% of target if our absolute TSR is negative, regardless of our relative TSR percentile ranking.

Any earned Relative TSR PRSUs are eligible to “cliff” vest on (or shortly after) the third anniversary of grant, subject to the NEO’s continuous employment through the vesting date. Additional vesting rules apply in the event of a change of control of the Company, as described under “Employment Contracts and Certain Transactions—Performance-Based Restricted Stock Units” below.

Operating Margin PRSU Component. For PRSUs that vest based on our non-GAAP operating margin performance (“Operating Margin PRSUs”), we measure non-GAAP operating margin performance annually over a three-year performance period to determine a final payout percentage, which can range from 0% to 200% of target. There is no payout if performance is below threshold. Threshold and maximum levels are equal to ~85% and ~115% of target, respectively (actual levels may differ slightly due to rounding to the tenth decimal). The final payout percentage is an average of the annual payout percentages for each fiscal year period. For the Operating Margin PRSUs granted in April 2023, the Compensation Committee approved non-GAAP operating margin goals for fiscal 2024 and fiscal 2025 at grant. The Compensation Committee set these goals consistent with our external guidance and financial plan at the time of grant, and therefore believed the goals were rigorous and would require substantial performance for achievement. As shown below, the fiscal 2024 non-GAAP operating margin target approved by the Compensation Committee was 27.0%, consistent with external guidance published at the beginning of fiscal 2024.

Based on fiscal 2024 performance, the annual payout percentage for the fiscal 2024 tranche of the Operating Margin PRSUs is 185%. Following the end of the applicable three-year performance period, the average of the annual payout percentages for each fiscal year of the performance period will be used to determine the final payout percentage for the Operating Margin PRSUs.

Performance Level	Fiscal 2024 Non-GAAP Operating Margin(1) Goals	Actual Fiscal 2024 Performance

Threshold	23.0%	30.5%
Target	27.0%
Maximum	31.1%

(1)

Non-GAAP operating margin for each fiscal year means the proportion of non-GAAP income from operations for the applicable fiscal year as a percentage of GAAP revenue for the applicable fiscal year, rounded to the nearest 1/10th percent. GAAP revenues for the applicable fiscal year are defined as GAAP revenues for the applicable fiscal year as reported by the Company in its financial statements on Form 10-K filed with the SEC. Non-GAAP income from operations for the applicable fiscal year is defined as GAAP income from operations for the applicable fiscal year as reported by the Company in its financial statements on Form 10-K filed with the SEC, excluding the impact of stock-based compensation expense (excluding stock-based compensation expense associated with a formal restructuring plan(s)), amortization of acquisition-related intangibles, and charges related to a formal restructuring plan(s) for the applicable fiscal year as reported by the Company in its financial statements on Form 10-K filed with the SEC. See also Appendix A for a reconciliation of GAAP to non-GAAP financial metrics.

When setting the fiscal 2025 target, the Compensation Committee considered the level of difficulty and the meaningful level of performance required to achieve it. We are not disclosing the fiscal 2025 non-GAAP operating margin target at this time due to potential competitive harm. To maintain goal rigor and alignment with our externally communicated fiscal year guidance, the Compensation Committee determined to wait to approve the fiscal 2026 non-GAAP operating margin goals until after grant to have greater alignment with externally communicated financial projections and better visibility on the Company’s continued financial discipline and profitable growth progress. We believe this timing better enables the Compensation Committee to set targets that continue to motivate our Executive Officers and require substantial performance.

Any earned Operating Margin PRSUs are eligible to “cliff” vest on (or shortly after) the third anniversary of the grant date, subject to the NEO’s continuous employment through the vesting date. Additional vesting rules apply in the event of a change of control of the Company, as described under “Employment Contracts and Certain Transactions—Performance-Based Restricted Stock Units” below.

Stock Options

We have historically granted, and may continue to grant, stock options to certain of our Executive Officers to align their interests with those of our stockholders. As discussed above, beginning in fiscal 2024, the Compensation Committee eliminated stock options from the award mix for NEOs below the CEO level, except for Mr. Millham, whose award mix is governed by his pre-existing retention agreement through March 2025 as described in “—Pre-existing Retention Agreement with Mr. Millham” below. The Compensation Committee continues to grant stock options to Mr. Benioff, rather than RSUs, to maximize the alignment of his pay with performance. Because stock options generate value only to the extent that the market price of our common stock increases during the period that the option is outstanding, the Compensation Committee believes they are inherently performance-based and provide a strong incentive to build stockholder value over time.

SALESFORCE 2024 PROXY STATEMENT

53

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Restricted Stock Units (RSUs)

We also grant RSUs to our NEOs other than our CEO. RSUs align the interests of our NEOs with those of our stockholders and help manage the dilutive effect of our equity compensation program. Our RSUs are subject to service-based vesting. Because RSUs have value to the recipient even in the absence of stock price appreciation, RSUs help us retain and incentivize employees during periods of market volatility and require us to grant fewer shares of common stock than stock options of equivalent grant date fair value. Our RSUs typically vest over a four-year period, and we believe that, like stock options, they help incentivize our NEOs to build value that can be sustained over time.

Fiscal 2024 Long-Term Equity Award Decisions

When making its annual compensation decisions, the Compensation Committee reviews Company and individual performance over the prior year, as well as a comprehensive analysis of our executive compensation program using comparative market and peer group data to evaluate the long-term incentives and target total direct compensation of our NEOs. Below is a summary of the long-term equity awards granted to our NEOs in fiscal 2024.

Target Values of Fiscal 2024 Long-Term Equity Awards(1)

NEO	Fiscal 2024 PRSUs ($)	Fiscal 2024 Stock Options ($)	Fiscal 2024 RSUs ($)

Marc Benioff	21,000,000	14,000,000	—

Amy Weaver	5,500,000	—	5,500,000

Srinivas Tallapragada	5,500,000	—	5,500,000

Brian Millham	—	6,000,000	6,000,000

Sabastian Niles	5,500,000	—	5,500,000
(1)

The values are the intended total target values of fiscal 2024 annual long-term equity awards and differ from the values reflected in the Fiscal 2024 Summary Compensation Table, which must be reported in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), as described in the footnotes to the Fiscal 2024 Summary Compensation Table below.

Fiscal 2024 Equity Awards for Mr. Benioff

As discussed above, fiscal 2024 was a meaningful inflection point for Salesforce. When the Compensation Committee approved an initial annual long-term equity award for Mr. Benioff during the first quarter of the fiscal year, it set the total target value of that award at $15 million, which was significantly lower than the prior year’s equity award value and reflected a greater reduction than for other executives. This reduction took into consideration the Company’s fiscal 2023 financial performance and business conditions in early fiscal 2024 and competitive market levels. The award was delivered 60% in PRSUs and 40% in stock options.

In early fiscal 2024 and throughout the year, the Company took decisive action to enhance its commitment to financial discipline and profitable growth. In fiscal 2024, under Mr. Benioff’s leadership, the Company delivered on this commitment. The Company set and exceeded strong operating margin goals and meaningfully adjusted the cost structure of the business; delivered on a capital allocation strategy benefitting stockholders, including share repurchase programs; made disciplined, targeted investments in growth, innovation, and productivity; and continued to focus on customer success. As a result, under Mr. Benioff’s leadership, the Company delivered significant value to stockholders in fiscal 2024, with strong financial performance across key metrics, including record revenue as well as record cash flow and margins.

Near the end of our fiscal year, in light of the Company’s transformation and strong performance during the year, the Compensation Committee undertook another review of Mr. Benioff’s overall fiscal 2024 compensation. In that review, the Compensation Committee considered the value of the initial fiscal 2024 long-term equity award, market and peer company data provided by its independent compensation consultant, and the comparative market positioning of Mr. Benioff’s pay. Following this review, the Compensation Committee approved a second fiscal 2024 long-term equity incentive award for Mr. Benioff. This award had a total target value of $20 million, and like the earlier fiscal 2024 equity award, was delivered 60% in PRSUs and 40% in stock options. The PRSUs have the same design as the initial grant, with performance measured over a three-year period beginning with fiscal 2025, and cliff vesting in March 2027. When combined with the earlier fiscal 2024 long-term equity award, this second equity award brought Mr. Benioff’s total fiscal 2024 equity compensation to a level between the 50th and 75th percentile of CEO equity awards at peer companies.

In making this decision, the Compensation Committee considered the relatively low value of the initial fiscal year 2024 equity award for Mr. Benioff, which was positioned at a level significantly below the 25th percentile of peer company CEO equity pay; the magnitude of initial fiscal 2024 equity award reduction; the Company’s successful transformation actions and strong financial performance in the fiscal year; and individual performance considerations.

SALESFORCE 2024 PROXY STATEMENT

54

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

As discussed in more detail under “—Fiscal 2024 LTI Program Mix and Program Changes” above, Mr. Benioff’s fiscal 2024 equity compensation consisted of 60% PRSUs and 40% stock options. PRSUs reward performance over a three-year performance period based on relative TSR and non-GAAP operating margin performance, equally weighted. Stock options deliver value only to the extent the Company’s stock price appreciates over time between the grant and exercise dates, directly aligning Mr. Benioff’s pay opportunity with stockholder interests.

In light of the Company’s successful transformation actions, strong financial performance under Mr. Benioff’s leadership as sole CEO, and the importance of Mr. Benioff’s continued leadership and strategic vision to the Company’s continued success, the Compensation Committee believes that the size and structure of the fiscal 2024 equity awards appropriately align Mr. Benioff’s long-term compensation opportunity with the Company’s financial performance and, as with Mr. Benioff’s overall compensation arrangements, are in the best interests of the Company and its stockholders.

Fiscal 2024 Equity Awards for Other Continuing NEOs

As part of its annual review of executive compensation, during the first quarter of fiscal 2024 the Compensation Committee approved fiscal 2024 annual long-term equity awards for all NEOs then in service. After considering the factors discussed above, particularly Company performance in fiscal 2023, the Compensation Committee made across-the-board reductions (compared to fiscal 2023 values) to the intended total target values of the fiscal 2024 annual long-term equity awards for such NEOs, other than as contractually required (a reduction of ~40% for Mr. Benioff’s initial fiscal 2024 equity award, and a reduction of ~21% for such other NEOs). The resulting target values of the fiscal 2024 long-term equity awards for Ms. Weaver and Mr. Tallapragada were $11 million each.

Mr. Millham’s fiscal 2024 compensation was governed by his pre-existing retention agreement. As required under this agreement, he was granted stock options and RSUs in March and April 2023, respectively, with a total target value of $12 million. See “Pre-existing Retention Agreement with Mr. Millham” below for additional information.

For information on Mr. Niles’ new hire equity award, granted in August 2023, see below under “New Hire Compensation Arrangement for Mr. Niles.”

Pre-existing Retention Agreement with Mr. Millham

In February 2021, prior to becoming an Executive Officer, Mr. Millham received an exceptionally strong offer for a high-profile leadership position at a high growth company. The CEO and other members of management then met with the Compensation Committee and discussed, among other things, Mr. Millham’s extraordinary contributions to the Company throughout his over twenty-year tenure, his deep relationships with key customers, his leadership of the Company’s distribution organization, the potential for him to take on additional responsibilities as part of broader leadership team succession planning, and the potential adverse impacts to the Company if he were to depart. The Compensation Committee agreed that it was in the best interests of stockholders and the Company to retain Mr. Millham. Accordingly, the CEO and other members of management negotiated a competitive retention package with Mr. Millham (the “Millham Agreement”), subject to the Compensation Committee’s approval. The Compensation Committee then reviewed relevant market data comparisons, received input from its independent advisor, and considered the factors outlined above and approved the Millham Agreement.

Under the Millham Agreement, through March 22, 2025, Mr. Millham’s annual equity grants are required to have a value of no less than $12 million per year, split evenly between options and RSUs. Annual equity awards in excess of that amount may be granted in the form of PRSUs. The Millham Agreement provides for a one-time retention bonus payable in four equal annual installments of $2.5 million each through 2025, subject to Mr. Millham’s continued employment through each applicable payment date. Mr. Millham received the first and second payments of the retention bonus in September 2022 and 2023, respectively. As previously disclosed and included in the applicable compensation tables below, Mr. Millham was granted a retention equity award in February 2021 consisting of an option that vests over four years, subject to Mr. Millham’s continued service through each applicable vesting date. Mr. Millham also is entitled to payments and benefits upon certain qualifying terminations of employment in accordance with the terms of the Millham Agreement, as described below under “—Employment Contracts and Certain Transactions—Millham Agreement.”

Subsequently, Mr. Millham was promoted to President and Chief Operating Officer in August 2022, a role that entails significantly expanded duties over multiple critical organizations spanning a majority of our employee base. Mr. Millham also took on certain responsibilities of our former co-CEO Mr. Taylor after Mr. Taylor’s departure and has been a driving force behind our ongoing transformation. No additional cash or equity compensation was awarded to Mr. Millham in connection with his promotion or the expansion of his responsibilities.

SALESFORCE 2024 PROXY STATEMENT

55

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

New Hire Compensation Arrangement for Mr. Niles

The Compensation Committee may approve compensation during the fiscal year to attract new executive officers and incentivize them to join the Company. In connection with hiring Mr. Niles as President and Chief Legal Officer, the Compensation Committee approved a market competitive new-hire compensation arrangement after considering the estimated value of compensation that Mr. Niles would forfeit if he joined Salesforce, the compensation paid to similarly situated executives based on peer and market data, and the importance of creating immediate alignment with our stockholders through long-term equity incentives. After reviewing comparative market data, peer data, internal pay structures, and additional information regarding Mr. Niles’ compensation program at his previous employer, the Compensation Committee approved the following new hire compensation package for Mr. Niles.

New Hire Sign-On Bonus

To compensate Mr. Niles for the value of annual cash compensation that he would immediately forfeit upon joining Salesforce, the Compensation Committee approved a one-time sign-on bonus of $3 million which was paid upon hire. If Mr. Niles voluntarily resigns or the Company terminates his employment for cause within two years after his start date, Mr. Niles is required to repay a pro rata amount of the one-time sign on bonus, calculated based on the number of months and days employed during such two-year period. The Compensation Committee, in consultation with its independent compensation consultant, determined that the amount of the sign-on bonus was appropriate to offset a portion of annual compensation he would forfeit upon joining Salesforce.

New Hire Long-Term Equity Award

In addition, the Compensation Committee approved a one-time new hire equity award for Mr. Niles with a grant date fair value of $11 million, granted in August 2023. The Compensation Committee believed it was important to put a significant portion of Mr. Niles’ compensation at risk and immediately align his interests with our stockholders. 50% of the target grant date fair value of the new hire equity award was delivered in the form of performance-based equity tied to our relative TSR and non-GAAP operating margin performance over a three-year performance period. The new hire award has a similar design to the fiscal 2024 PRSU awards granted to other NEOs in April 2023, with relative TSR performance measured over a three-year period beginning in August 2023, and earned PRSUs eligible to vest in September 2026 (instead of April 2026), subject to Mr. Niles’ continued employment through such date. The remaining 50% was delivered in the form of RSUs that vest over four years, with 25% vesting on the first anniversary of the grant date, and the remainder vesting in twelve equal quarterly installments thereafter, subject to continued service on each vesting date.

The Compensation Committee, in consultation with its independent compensation consultant, determined the target grant date value for the new hire equity award to induce Mr. Niles to join Salesforce and in consideration of the remaining value of annual compensation that Mr. Niles would forfeit upon joining Salesforce as well as the lost opportunity to receive certain long-term benefits from his former employer. The Compensation Committee considered market and peer compensation paid to similarly situated executives at his level and caliber, the long-term nature of our equity compensation program, internal pay alignment, and the competitive landscape.

In addition, per the terms of his offer letter, Mr. Niles is entitled to certain cash severance benefits upon a qualifying termination of employment. For more information, see “Employment Contracts and Certain Transactions” below.

Vesting of Prior Performance Awards with Performance Periods Ending in Fiscal 2024

PRSUs granted to our NEOs in fiscal 2021 were eligible to vest based on our TSR relative to the PRSU Index Group for the three-year performance period beginning in April 2020, with any earned PRSUs vesting in May 2023 after the end of the three-year performance period. The Company’s TSR for the three-year performance period ending on April 22, 2023 was at the 21st percentile of the PRSU Index Group. As a result, none of the target PRSUs granted to our fiscal 2024 NEOs vested on May 15, 2023.

	Target PRSU Shares Granted in Fiscal 2021	Earned PRSU Shares Vested in Fiscal 2024	Award Value on Vesting Date

Marc Benioff	86,344	0	$0

Amy Weaver	17,989	0	$0

Srinivas Tallapragada	19,788	0	$0

Brian Millham	12,592	0	$0

SALESFORCE 2024 PROXY STATEMENT

56

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Other Benefits and Programs

Mr. Benioff’s Security Program and Aircraft Use

Security Program and Outside Security Study. We began providing a security program for Mr. Benioff in fiscal 2012 and continued to do so in fiscal 2024. The program includes security measures in addition to those provided while at work or on business travel. The Compensation Committee believes that costs associated with this security program have been and continue to be reasonable and for the Company’s benefit, and that they are a necessary and appropriate business expense. Because certain components of Mr. Benioff’s security program may be viewed as conveying a personal benefit to him, we have included those costs in amounts reported in the “All Other Compensation” column of the Summary Compensation Table.

Over the past year, the Company sought specific feedback from our major institutional investors on this topic, as it has done in the past. Overall, our stockholders agreed that a comprehensive personal security program for Mr. Benioff is an appropriate component of his overall executive compensation program, and that any such program should align with the executive’s security profile.

The Company periodically assesses the security risk profiles of its senior executives, the external security environment, and appropriate executive protection measures. In connection with this ongoing assessment, in fiscal 2024, the Compensation Committee directed the Company to engage an outside firm with security expertise to conduct a study of Mr. Benioff’s security profile and program, as well as that of certain other NEOs (the “Outside Security Study”). The Outside Security Study concluded that the comprehensive security measures in place for Mr. Benioff are essential and commensurate with his risk profile.

Factors contributing to an executive’s security profile include the size, location and activities of the company, the prominence of the company or the executive, overall public visibility and accessibility of the executive, and whether the company or executive is associated with controversial topics. Taking these factors into consideration, trends in the overall security climate, and the conclusions of the Outside Security Study, the Compensation Committee believes that a comprehensive personal security program for Mr. Benioff continues to be the right approach for his safety and for the Company and its stockholders.

The total costs associated with Mr. Benioff’s security program include security measures to protect Mr. Benioff on a 24-hour basis. Historically, the Company paid various costs relating to surveillance, monitoring, and security services including at Mr. Benioff’s residences, and Mr. Benioff covered certain expenses relating to security personnel and installation and maintenance of security equipment. The Compensation Committee determined that the personal security costs previously paid by Mr. Benioff are appropriate to be borne by the Company, beginning with fiscal 2024, consistent with the findings of the Outside Security Study. The Compensation Committee reviews these costs periodically throughout the year to assess whether they are reasonable.

Aircraft Use. Travel on private aircraft provides significant benefits in terms of safety, security, efficiency, privacy, confidentiality, flexibility and productivity, and is a component of the overall security program recommended for Mr. Benioff in the Outside Security Study. The Compensation Committee believes Mr. Benioff’s use of private aircraft is appropriate, including for travel between Mr. Benioff’s permanent residence and Company headquarters or other business destinations. The Compensation Committee considers this travel to be business-related and the associated costs to be appropriate business expenses directly related to Mr. Benioff’s duties as CEO of a global public company. However, because certain portions of this travel may be deemed to be in the nature of commuting, and therefore compensatory and reportable as a perquisite under SEC rules, we have reported the aggregate incremental cost to the Company related to such travel in the “All Other Compensation” column of the Summary Compensation Table.

On occasion, for security, efficiency, and logistical reasons, we also may provide NEOs with limited personal use of corporate aircraft and from time to time, guests may accompany an NEO on corporate aircraft used for business purposes, typically at no aggregate incremental cost to the Company. NEOs generally are subject to imputed income at the applicable Standard Industrial Fare Level (SIFL) rates for this use, and the Company does not provide tax gross-ups for this imputed income.

Additional Benefits and Programs

Like other employees, our Executive Officers, including our NEOs, are eligible to participate in our employee benefit and welfare plans, including medical and dental care plans, a fitness reimbursement plan and a 401(k) plan. We generally do not provide our Executive Officers, including our NEOs, with additional retirement benefits or pensions, and except as described above, we offer limited executive benefit programs to our Executive Officers. The executive benefit programs we offer consist of financial counseling benefits and reimbursement of fees for home security arrangements, including periodic monitoring services. During fiscal 2024, Ms. Weaver and Mr. Millham received reimbursements for home security monitoring. We believe the limited security benefits provided to Ms. Weaver and Mr. Millham are appropriate given their respective security profiles and the findings of the Outside Security Study. We occasionally provide certain other benefits on an ad hoc basis, as noted for our NEOs in our Summary Compensation Table, if we believe that doing so is appropriate, reasonable and serves the interests of the Company.

SALESFORCE 2024 PROXY STATEMENT

57

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

NEO Compensation-Setting Process

Role of the Compensation Committee

The Compensation Committee oversees and administers our executive compensation program in accordance with its charter, which can be viewed in the Corporate Governance section of our Investor Relations website at investor.salesforce.com/corporate-governance. The Compensation Committee’s role includes oversight of our equity and incentive-based plans. The Compensation Committee meets regularly throughout the year, and it met 27 times in fiscal 2024. At least annually, it reviews the NEO compensation program overall, and approves the target total direct compensation for our NEOs, including base salaries, target annual performance cash bonus opportunities and long-term equity grants for the fiscal year. In setting these elements of compensation, the Compensation Committee reviews the total target compensation for our NEOs and considers market and peer practices. Specifically, the Compensation Committee is provided with competitive positioning data for similarly situated executives at companies in our peer group, as well as summary consolidated information about our NEOs’ total compensation and pay history to use in setting individual compensation elements and making decisions on total NEO compensation levels.

Role of Committee Advisors

The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. As in the past, the Compensation Committee continued to engage the services of Compensia, Inc., an independent, national compensation consulting firm (the “compensation consultant”), in fiscal 2024. Pursuant to the factors set forth in Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended, the Compensation Committee has reviewed the independence of the compensation consultant and conducted a conflicts of interest assessment (taking into consideration factors specified in the NYSE listing standards). No other fees were paid to the compensation consultant except fees related to its services to the Compensation Committee and the Governance Committee. The compensation consultant provides the Compensation Committee with guidance regarding the amount and types of compensation that we provide to our Executive Officers and how these compare to peer company compensation practices, as well as advice regarding other compensation-related matters. The compensation consultant also provides the Compensation Committee with advice related to our equity plans and provides the Governance Committee with data and advice regarding the Board’s compensation program.

Representatives of the compensation consultant attend meetings of the Compensation Committee and the Governance Committee, as requested, and also communicate with the Compensation Committee and the Governance Committee outside of meetings. The compensation consultant reports to the Compensation Committee and the Governance Committee rather than to management, although representatives of the firm may meet with members of management, including our CEO, and individuals in our Employee Success (human resources) department, for purposes of gathering information on proposals that management may make to the Compensation Committee or Governance Committee. During fiscal 2024, the compensation consultant met with various members of management to collect data and obtain management’s perspective on our compensation program for Executive Officers and non-employee directors. The Compensation Committee may replace its compensation consultant or hire additional advisors at any time.

Role of Executive Officers

Mr. Benioff provided input to the Compensation Committee on the performance and compensation of Executive Officers. The Compensation Committee considers his input when determining and approving Executive Officer compensation. Executive leaders in our Legal and Employee Success organizations provide general administrative support to the Compensation Committee throughout the year, including providing legal advice and overseeing the documentation of equity plans and awards as approved by the Compensation Committee or its authorized delegate, and attending Compensation Committee meetings as requested.

Role of Peer Companies

The Compensation Committee regularly reviews the appropriateness of the compensation peer group used by the compensation consultant to generate competitive pay data for the Compensation Committee’s review in connection with Executive Officer compensation decisions. The compensation consultant regularly analyzes our group of peer companies based on various financial and other measures, such as industry, revenue, market capitalization, number of employees and growth history and potential, as well as competition for executive officers. The peer group used to evaluate the competitiveness and appropriateness of our fiscal 2024 compensation program (the “2024 Peer Group”) was selected by the Compensation Committee after considering the input of the compensation consultant.

2024 Peer Group

• Accenture plc	• Cisco Systems, Inc.	• Microsoft Corporation

• Adobe Inc.	• Dell Technologies Inc.	• Oracle Corporation

• Alphabet Inc.	• International Business Machines	• PayPal Holdings, Inc.

• Amazon.com, Inc.	Corporation	• SAP SE

• Apple Inc.	• Intuit Inc.	• Service Now, Inc.

• Block, Inc.	• Meta Platforms, Inc.	• Workday, Inc.

SALESFORCE 2024 PROXY STATEMENT

58

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Comparative Market Data

Peer and market data is a helpful reference for the Compensation Committee to assess the competitiveness and appropriateness of our Executive Officer compensation program within our industry sector and the broader business community. Ultimately, the Compensation Committee applies its own business judgment and experience to determine the individual compensation elements, the amount of each compensation element and total target compensation. Depending upon Company and individual performance, as well as the various other factors discussed in this Compensation Discussion and Analysis, target and actual total direct compensation of our NEOs, as well as individual compensation elements, may be within, below or above the market range for their positions.

In addition, as part of its Executive Officer compensation planning process, the Compensation Committee reviewed aggregated survey data, which provided additional context regarding executive compensation practices in the marketplace, drawn from a Radford Custom Compensation Survey. The Compensation Committee also periodically reviews compensation data from certain other companies in the market for the executive talent for whom we compete.

Summary Information on Fiscal 2025 Compensation Decisions

Below is summary information on Compensation Committee decisions for fiscal 2025 compensation for our NEOs to date. Our Proxy Statement for the 2025 Annual Meeting will provide additional detail on fiscal 2025 NEO compensation.

In March 2024, as part of its regular annual compensation review, the Compensation Committee evaluated market and peer data, overall compensation, internal compensation alignment, and Company and individual performance over fiscal 2024. Following its review, the Compensation Committee made the following decisions for fiscal 2025 compensation for our NEOs.

Fiscal 2025 Base Salaries and Target Bonus Opportunities

To reinforce the importance of performance-based compensation and to reduce the gap in total compensation to a competitive position compared to our peers, the Compensation Committee increased target bonus opportunities for our NEOs. The Compensation Committee made changes to Mr. Millham’s base salary and target bonus opportunity to reflect the significant increase in his responsibilities as President and Chief Operating Officer. Fiscal 2025 base salaries and target bonus opportunities, expressed as a percentage of base salary, are set forth below.

NEO	Fiscal 2025 Base Salary	Change in Base Salary from Fiscal 2024	Fiscal 2025 Target Cash Bonus Opportunity (as % of Base Salary)	Change in Target Cash Bonus Percentage from Fiscal 2024
Marc Benioff	$1,550,000	No change	225%	13%
Amy Weaver	$1,050,000	5%	150%	50%
Srinivas Tallapragada	$1,000,000	No change	150%	50%
Brian Millham	$1,100,000	22%	175%	75%
Sabastian Niles	$ 900,000	No change	125%	25%

Fiscal 2025 Long-Term Equity Incentive Awards

Additionally, as part of its March 2024 annual compensation review, the Compensation Committee approved fiscal 2025 long-term equity incentive awards for our NEOs. Consistent with fiscal 2024, we maintained a 60% PRSU weighting for our CEO, with the remaining 40% delivered in stock options. The equity award mix for our other NEOs was split 50/50 between PRSUs and RSUs, except that Mr. Millham’s fiscal 2025 award, up to his contractually required award amount, was split evenly between stock options and RSUs to comply with his pre-existing agreement, with the excess over that amount delivered in PRSUs. In making its decisions, the Compensation Committee evaluated market and peer data and the factors described above and endeavored to deliver market-competitive fiscal 2025 long-term equity incentive opportunities that were generally set between the 50th and 75th percentiles of peer company pay levels. The intended target values of fiscal 2025 annual long-term equity incentive awards are shown below.

Target Value of Fiscal 2025 Long-Term Equity Incentive Awards(1)

NEO	Fiscal 2025 PRSUs	Fiscal 2025 Stock Options	Fiscal 2025 RSUs	Total Fiscal 2025 Intended Target Equity Value
Marc Benioff	$26,100,000	$17,400,000	—	$43,500,000
Amy Weaver	$7,500,000	—	$7,500,000	$15,000,000
Srinivas Tallapragada	$7,500,000	—	$7,500,000	$15,000,000
Brian Millham	$6,000,000	$6,000,000	$6,000,000	$18,000,000
Sabastian Niles	$5,000,000	—	$5,000,000	$10,000,000

(1)

Values are intended target values of fiscal 2025 annual equity awards and, in accordance with FASB ASC Topic 718, may differ from values reported in the Summary Compensation Table for fiscal 2025 or the values actually realized. These awards were granted on March 22, 2024. Stock options were granted with a per share exercise price of $307.77.

SALESFORCE 2024 PROXY STATEMENT

59

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Other Compensation Policies

Stock Ownership Guidelines

We maintain a stock ownership policy for our Executive Officers, including our NEOs, as set forth in our Corporate Governance Guidelines (the “Guidelines”). The Guidelines provide that our CEO must attain ownership of, by the fifth anniversary of his or her appointment as CEO, and maintain ownership throughout his or her tenure, a number of shares of our common stock equal to the lesser of 112,000 shares or the number of shares equivalent in value to four times his or her annual salary. The Guidelines also provide that each other Executive Officer must attain ownership of a number of shares equivalent in value to 1.5x his or her annual salary. Executive Officers must meet these requirements by the fifth anniversary from the date he or she becomes an Executive Officer and maintain ownership throughout his or her tenure as an Executive Officer. We do not count unexercised stock option awards, whether vested or unvested, and do not count other unvested or unearned equity awards toward these ownership requirements. With ownership of over 12.9 million shares as of April 15, 2024, Mr. Benioff significantly exceeds his ownership requirements under these guidelines. Each of our other NEOs is in compliance with the stock ownership policy.

We also maintain a stock ownership policy for our non-employee directors, as described earlier in “Directors and Corporate Governance—Compensation of Directors” above and as set forth in our Guidelines.

Executive Officer Incentive Compensation Recovery “Clawback” Policy

The Company adopted the Executive Officer Incentive Compensation Recovery Policy (the “Clawback Policy”) in 2023 in accordance with SEC rules and NYSE listing standards. The Clawback Policy mandates the recovery of certain erroneously paid performance-based incentive compensation that may be received by our Executive Officers on or after October 2, 2023, if we have a qualifying financial restatement during the three completed fiscal years immediately preceding the fiscal year in which a financial restatement determination is made, subject to limited exceptions. Recovery is required regardless of whether the Executive Officer was involved in the preparation of the relevant financial statements.

Prohibition on Hedging and Pledging Transactions

Our insider trading policy prohibits employees (including our Executive Officers) and directors from, among other things, engaging in short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to our common stock (other than stock options and other awards granted pursuant to the Company’s equity plans). Executive Officers and directors also are not permitted to pledge our securities.

Equity Award Grant Practices

The majority of our equity awards are granted on an annual basis, typically in March. New hire and ad hoc awards are generally granted monthly throughout the fiscal year, typically on the 22nd day of the month.

Executive Officer Cash Severance Limitation Policy

In March 2024, our Compensation Committee adopted the Executive Officer Cash Severance Limitation Policy, which restricts the Company from entering into any new employment agreement or severance agreement with any Executive Officer—or establishing any new severance plan or policy covering any Executive Officer—that provides for cash severance benefits exceeding 2.99 times the sum of the Executive Officer’s base salary plus target annual bonus opportunity, without stockholder ratification of such agreement, plan or policy.

Post-Employment Compensation

We recognize that it is possible that we may be involved in a transaction involving a change of control of the Company, and that this possibility could result in the departure or distraction of our NEOs to the detriment of our business. The Compensation Committee and the Board believe that the prospect of such a change of control transaction would likely result in our NEOs facing uncertainties about their future employment and distractions resulting from concern over how the potential transaction might affect them.

To allow our NEOs to focus solely on making decisions that are in the best interests of our stockholders in the event of a possible, threatened or pending change of control transaction, and to encourage them to remain with us despite the possibility that a change of control might affect them adversely, we have entered into Change of Control and Retention Agreements with each of our Executive

SALESFORCE 2024 PROXY STATEMENT

60

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Officers, including our NEOs, that provide them with certain payments and benefits in the event of the termination of their employment within the three-month period prior to, or the 18-month period following, a change of control of the Company (referred to as the “change of control period”). Severance payments and benefits under these agreements are conditioned on the NEOs’ signing a release of claims in favor of the Company. The Compensation Committee and the Board believe that these “double-trigger” agreements serve as an important retention tool to ensure that personal uncertainties do not dilute our NEOs’ focus on building stockholder value.

Upon a qualifying termination of employment during the change of control period, these agreements provide each of our current NEOs with a payment equal to 150% (or 200% for Mr. Benioff) of his or her annual base salary and target cash bonus, Company-paid premiums for health care continuation coverage for a period of up to 18 months (or 24 months for Mr. Benioff) following termination of employment, and the full and immediate vesting of all outstanding and unvested equity awards, with the number of PRSUs that vest determined as set forth under “Employment Contracts and Certain Transactions—Performance-Based Restricted Stock Units” below.

In establishing these terms and conditions, the Compensation Committee and the other independent directors considered competitive market data and governance best practices information provided by the compensation consultant. They also evaluated the cost of these arrangements and the potential payout levels to each affected NEO under various scenarios. In approving these agreements, they determined that the cost to us and our stockholders was reasonable and not excessive, given the benefit conferred to us. The Compensation Committee and the Board believe that these agreements will help to maintain the continued focus and dedication of our NEOs to their assigned duties without the distraction that could result from the possibility of a change of control of the Company.

Mr. Niles is entitled to cash severance upon a termination of employment by the Company other than for cause per the terms of his offer letter. Mr. Millham is entitled to payments and benefits upon certain qualifying terminations of employment in accordance with the terms of the Millham Agreement.

For a summary of the material terms and conditions of agreements in effect during fiscal 2024, see “Employment Contracts and Certain Transactions” below.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code imposes limitations on the deductibility for corporate federal income tax purposes of remuneration in excess of $1 million paid to any person who has served as chief executive officer, chief financial officer and each of the three next most highly compensated executive officers of a public company. As a result, we expect that compensation awarded to our NEOs will not be deductible by the Company to the extent it exceeds the $1 million threshold.

Taxation of “Parachute” Payments and Deferred Compensation

Sections 280G and 4999 of the Internal Revenue Code provide that executive officers, directors who hold significant equity interests, and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change of control of the Company that exceed certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any Executive Officers, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that the executive might owe because of the application of Sections 280G or 4999 during fiscal 2024 and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other reimbursement.

Section 409A of the Internal Revenue Code imposes significant additional taxes if an executive officer, director or service provider receives “deferred compensation” that does not comply with the requirements of Section 409A of the Internal Revenue Code. We have structured deferred compensation in a manner intended to comply with or be exempt from Section 409A of the Internal Revenue Code and applicable regulations and guidance.

Accounting for Stock-Based Compensation

We follow FASB ASC Topic 718 in connection with the financial reporting of our stock options and other stock-based awards. FASB ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock option grants using a variety of assumptions, as well as the grant date “fair value” of their other stock-based awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executives may never realize any value from their options or other stock-based awards. FASB ASC Topic 718 also requires companies to recognize the compensation cost of their stock option grants and other stock-based awards in their income statements over the period in which an executive is required to render service in exchange for vesting of the option or other award. When determining the types and amounts of equity compensation granted to the NEOs, the Compensation Committee considers the advantages and disadvantages of various equity vehicles, such as stock options, RSUs and PRSUs. As part of this consideration, the Compensation Committee considers the overall program cost, which includes the associated compensation expense for financial reporting purposes.

SALESFORCE 2024 PROXY STATEMENT

61

COMPENSATION RISK ASSESSMENT

COMPENSATION RISK ASSESSMENT

As part of its risk oversight efforts, the Compensation Committee evaluates our compensation programs to determine whether the design and operation of our policies and practices could encourage executives or employees to take excessive or inappropriate risks that would be reasonably likely to have a material adverse effect on the Company and has concluded that they do not. In making that determination, the Compensation Committee considered the design, size and scope of our cash and equity incentive programs and program features that mitigate against potential risks, such as payout caps, clawbacks, and the nature and mix of performance-based and variable compensation. For our equity incentive programs, the Compensation Committee considers the vesting terms and, for Executive Officers, stock ownership requirements. Additional controls such as our Executive Officer Incentive Compensation Recovery Policy, our Code of Conduct and related training, and periodic sub-certification requirements for our Executive Officers, help mitigate the risks of unethical behavior and inappropriate risk-taking. The Compensation Committee reviewed the results of its evaluation with management and the Compensation Committee’s independent compensation consultant and has concluded that our compensation policies and practices strike an appropriate balance of risk and reward in relation to our overall business, strategy, and objectives, and do not create risks that are reasonably likely to have a material adverse effect on the Company.

SALESFORCE 2024 PROXY STATEMENT

62

SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

The following table sets forth, for fiscal 2024 and the two prior fiscal years, the compensation reportable for our NEOs, as determined under SEC rules.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(1)(2)	Option Awards(3)	Non-Equity Incentive Plan Compen- sation	All Other Compen- sation	Total
Marc Benioff	2024	$1,550,000	$2,500(4)	$16,338,290	$14,000,033	$3,100,000	$4,651,350(5)	$39,642,173
Chair of the Board and	2023	$1,550,000	$3,750	$14,760,156	$9,840,007	$2,170,000	$1,544,980	$29,868,893
CEO	2022	$1,550,000	—	$13,500,117	$9,000,018	$3,100,000	$1,451,977	$28,602,112
Amy Weaver	2024	$1,000,000	—	$10,269,502	—	$1,000,000	$6,072(6)	$12,275,574
President and Chief Financial Officer	2023	$1,000,000	—	$7,000,150	$7,000,007	$700,000	$7,317	$15,707,474
	2022	$1,000,000	—	$6,000,210	$6,000,050	$1,000,000	$43,254	$14,043,514
Srinivas Tallapragada	2024	$1,000,000	—	$10,269,502	—	$1,000,000	$5,000(7)	$12,274,502
President and Chief Engineering Officer	2023	$1,000,000	—	$7,000,150	$7,000,007	$700,000	$5,000	$15,705,157
	2022	$1,000,000	—	$6,000,210	$6,000,050	$1,000,000	$5,167	$14,005,427
Brian Millham	2024	$900,000	$2,500,000(9)	$6,000,051	$6,000,030	$900,000	$121,392(10)	$16,421,473
President and Chief Operating Officer(8)	2023	$900,000	$2,500,000	$5,957,788	$6,557,060	$630,000	$36,840	$16,581,688
Sabastian Niles President and Chief Legal Officer(11)	2024	$452,344	$3,000,000(12)	$10,160,436	—	$456,164	$9,500(13)	$14,078,444

(1)

Amounts reported under the Stock Awards column do not reflect compensation actually received by the NEO. Instead, the amounts reported reflect the aggregate grant date fair value of RSUs and PRSUs granted to the executives, determined in accordance with FASB ASC Topic 718. The grant date fair value for RSUs is calculated by multiplying the number of shares subject to the award by the closing price of one share of our common stock on the grant date. PRSU values are included in this column to the extent that the PRSUs have a grant date under FASB ASC Topic 718 in the fiscal year. For purposes of the PRSUs, the grant date cannot occur until the applicable performance goals are approved, and therefore this column includes the grant date fair value of approximately 5/6ths of the target number of PRSUs granted in April 2023 and August 2023, and approximately 2/3rds of the target number of PRSUs granted in January 2024. The grant date fair value for the TSR component of PRSUs (“Relative TSR PRSUs”) reflected in the table above is calculated by multiplying the target number of shares subject to the Relative TSR PRSUs by the estimated fair value using a Monte Carlo valuation method pursuant to FASB ASC Topic 718, as described in footnote 2 below. The grant date fair value for the non-GAAP operating margin component of the PRSUs (the “OM PRSUs”) reflected in the table above is calculated by multiplying the target number of shares subject to the OM PRSUs by the closing price of one share of our common stock on the grant date. The fiscal year non-GAAP operating margin goals for the OM PRSUs were established for fiscal 2024 and fiscal 2025 for the OM PRSUs granted in April 2023 and August 2023, and fiscal 2025 for the OM PRSUs granted in January 2024. The grant date fair value for the remaining portion of these OM PRSUs will be reported in the Summary Compensation Table in the fiscal year in which the performance goals are approved. The grant date fair values for the OM PRSUs reported in the table above, assuming maximum performance will be achieved, is $8,250,702 for Mr. Benioff, $2,924,449 for Ms. Weaver, $2,924,449 for Mr. Tallapragada, and $3,359,436 for Mr. Niles.

(2)

The Monte Carlo valuation method simulates a range of possible future stock prices for Salesforce and each company in the PRSU Index Group over the relevant three-year performance periods using certain factual data and an assumed risk-free interest rate. For the Relative TSR PRSUs granted in fiscal 2024, (a) the expected term was based on the simulation periods of 2.82, 3.00 and 3.01 years for the April 2023, August 2023 and January 2024 PRSU awards, respectively, (b) the expected volatility of 38.00%, 36.72% and 32.84% for the April 2023, August 2023, and January 2024 PRSU awards, respectively, was based on the Company’s historical stock price volatility over the period equal to 2.82, 3.00 and 3.01 years prior to the date of grant, respectively, and implied volatility on call options for the Company and the PRSU Index Group, consistent with the methodology addressed in FASB ASC Topic 718-10-55-37, and (c) the expected dividend rate for Salesforce’s stock was based on the fiscal 2024 dividend rate of zero. In addition to the foregoing, the risk-free rate of interest was 3.73%, 4.69% and 4.06% for the April 2023, August 2023, and January 2024 PRSU awards, respectively, derived from prevailing interest rates on zero-coupon U.S. Treasury Bills for corresponding maturities. Based on this methodology, the valuation of the Relative TSR PRSUs was $290.35, $244.62 and $376.60 of the closing price of the Company’s stock on the date of grant for the April 2023, August 2023, and January 2024 PRSU awards, respectively.

(3)

Amounts reported under the Option Awards column do not reflect compensation actually received by the NEO. Instead, the amounts reported are the grant date fair value of stock options granted to the executives as determined pursuant to FASB ASC Topic 718, excluding estimated forfeitures. The assumptions used to calculate the value of option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for fiscal 2024 filed with the SEC on March 6, 2024.

(4)	Represents the value of a patent bonus awarded to Mr. Benioff.
(5)

The amount reported as “All Other Compensation” includes an allocation of costs paid by the Company for security arrangements provided for Mr. Benioff ($3,052,683) that are in addition to security arrangements provided while at work or on business travel. For fiscal 2024, this amount reflects certain ongoing security expenses allocable to the Company which in the past were not invoiced to the Company. We believe that costs associated with this security program are reasonable and for the Company’s benefit, and that they are a necessary and appropriate business expense. The amount reported as “All Other Compensation” also includes the aggregate incremental cost to the Company ($1,593,667) attributable to Mr. Benioff’s work-related travel on private aircraft primarily between the location of his permanent residence and the Company’s headquarters in San Francisco, California, or other business destinations. The Company considers this travel to be business-related travel and the associated costs to be

SALESFORCE 2024 PROXY STATEMENT

63

SUMMARY COMPENSATION TABLE (CONTINUED)

appropriate business expenses. However, certain portions of this travel may be deemed to be in the nature of commuting, and therefore compensatory and reportable as a perquisite under SEC rules. Accordingly, for purposes of determining the value reported as “All Other Compensation,” we calculated the aggregate incremental cost of flight time that, on a net basis, is attributable to work-related travel to or from the residential location and include: (1) for travel on Mr. Benioff’s aircraft, the amount reimbursed to Mr. Benioff under the Time Sharing Agreement that is described under “—Related Party and Other Transactions” below (excluding reimbursed amounts attributable to other business use of the aircraft as described under “Related Party and Other Transactions”), and (2) for travel on corporate aircraft, hourly flight charges, fuel costs and surcharges, and other trip-associated costs such as landing fees and other miscellaneous costs. On occasion, guests of Mr. Benioff also may accompany him or other Salesforce employees, at no incremental cost to the Company, on corporate aircraft used for business purposes. The amount also includes Company matching contributions under the Company 401(k) plan of $5,000.

(6)	Represents a tax gross-up ($1,572) associated with the allocation of costs paid by the Company for security benefits, and Company matching contributions under the Company 401(k) plan ($4,500).
(7)	Represents Company matching contributions under the Company 401(k) plan ($5,000).
(8)	Mr. Millham was not a Named Executive Officer prior to fiscal 2023.
(9)	Represents an installment of a retention bonus paid to Mr. Millham pursuant to the Millham Agreement.
(10)

Represents (a) costs related to attendance at certain motivational Company sales team and leadership events, including spousal attendance ($54,614), and a tax gross-up associated with these costs ($59,391); (b) costs paid by the Company for security benefits ($1,151), and a tax gross-up associated with these costs ($1,236); and (c) Company matching contributions under the Company 401(k) plan ($5,000). On occasion, for security, efficiency and logistical reasons, Mr. Millham may be provided with use of corporate aircraft for work-related travel. Certain portions of this travel may be deemed to be in the nature of commuting, and therefore compensatory and reportable as a perquisite under SEC rules. There was no incremental cost to the Company for such travel in fiscal 2024. Occasionally, guests of Mr. Millham also may accompany him or other Salesforce employees, at no incremental cost to the Company, on corporate aircraft used for business purposes.

(11)	Mr. Niles was not an NEO prior to fiscal 2024.
(12)	Represents a one-time new-hire bonus paid to Mr. Niles, as described in the “Compensation Discussion and Analysis” above.
(13)	Represents Company matching contributions under the Company 401(k) plan ($9,500) for 401(k) plan years 2023 and 2024.

SALESFORCE 2024 PROXY STATEMENT

64

GRANTS OF PLAN-BASED AWARDS TABLE

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to all plan-based awards granted to the NEOs during fiscal 2024.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Marc Benioff	N/A	—	$3,100,000	$3,875,000	—	—	—	—	—	—	—
	03/22/2023(6)	—	—	—	—	—	—	—	97,811	$186.51	$6,000,030
	04/08/2023(7)	—	—	—	3,106	12,425	24,850	—	—	—	$2,392,434
	04/08/2023(8)	—	—	—	4,659	18,638	37,276	—	—	—	$5,411,543
	01/29/2024(6)	—	—	—	—	—	—	—	90,030	$287.86	$8,000,003
	01/29/2024(7)	—	—	—	1,505	6,020	12,040	—	—	—	$1,732,917
	01/29/2024(8)	—	—	—	4,515	18,060	36,120	—	—	—	$6,801,396
Amy Weaver	N/A	—	$1,000,000	$1,250,000	—	—	—	—	—	—	—
	04/08/2023(7)	—	—	—	1,898	7,594	15,188	—	—	—	$1,462,225
	04/08/2023(8)	—	—	—	2,847	11,390	22,780	—	—	—	$3,307,087
	04/08/2023(9)	—	—	—	—	—	—	28,565	—	—	$5,500,191
Srinivas Tallapragada	N/A	—	$1,000,000	$1,250,000	—	—	—	—	—	—	—
	04/08/2023(7)	—	—	—	1,898	7,594	15,188	—	—	—	$1,462,225
	04/08/2023(8)	—	—	—	2,847	11,390	22,780	—	—	—	$3,307,087
	04/08/2023(9)	—	—	—	—	—	—	28,565	—	—	$5,500,191
Brian Millham	N/A	—	$900,000	$1,125,000	—	—	—	—	—	—	—
	03/22/2023(6)	—	—	—	—	—	—	—	97,811	$186.51	$6,000,030
	04/08/2023(9)	—	—	—	—	—	—	31,161	—	—	$6,000,051
Sabastian Niles	N/A	—	$900,000	$1,125,000	—	—	—	—	—	—	—
	08/22/2023(7)	—	—	—	2,030	8,124	16,248	—	—	—	$1,679,718
	08/22/2023(8)	—	—	—	3,046	12,185	24,370	—	—	—	$2,980,695
	08/22/2023(10)	—	—	—	—	—	—	26,601	—	—	$5,500,023

(1)

The Company’s non-equity incentive plan awards, and how they were determined under the Annual Performance Bonus Plan, are based upon a formula that may include some discretion as to amounts paid, as discussed above under “Compensation Discussion and Analysis—Compensation Elements and Compensation for Named Executive Officers—Annual Performance-Based Cash Bonuses.” “Maximum” amounts shown reflect a 125% individual multiplier limit on payouts to executive officers. Actual amounts paid for fiscal 2024 were equal to 100% of target, as reflected in the Summary Compensation Table.

(2)

As described in the “Compensation Discussion and Analysis” above, the PRSUs granted in fiscal 2024 are earned and eligible to vest based 50% on our TSR ranking relative to the PRSU Index Group measured over a three-year performance period, and 50% based on our non-GAAP operating margin performance for three annual measurement periods tied to each fiscal year in the three-year performance period. Any earned PRSUs become eligible to cliff vest after the end of the applicable three-year performance period—on April 22, 2026 for PRSUs granted on April 8, 2023, September 15, 2026 for PRSUs granted on August 22, 2026, and March 22, 2027 for PRSUs granted on January 29, 2024. Amounts in this table represent the threshold, target and maximum units for PRSUs with a grant date established under FASB ASC Topic 718 in fiscal 2024. Because the grant date under FASB ASC Topic 718 cannot occur until the applicable performance goals are approved, the target number of PRSUs for the OM PRSUs represents the first two tranches (covering the fiscal 2024 and fiscal 2025 measurement periods) of the OM PRSUs granted in April 2023 and August 2023, and the first tranche (covering the fiscal 2025 measurement period) of the OM PRSU granted in January 2024. The relative TSR goals for the Relative TSR PRSUs granted in fiscal 2024 were established on the grant date. For additional detail regarding the terms of the fiscal 2024 PRSUs, see the discussion above under “Compensation Discussion and Analysis—Long-Term Equity Incentives.”

(3)	All RSUs, PRSUs and stock options were granted under the stockholder-approved 2013 Equity Incentive Plan.
(4)

The exercise price of the stock options is equal to the closing market price of our common stock on the grant date or, if the grant date is not a trading day, the closing price on the most recent trading day preceding the grant date.

(5)

Amounts determined in accordance with FASB ASC Topic 718. For RSUs, represents the aggregate grant date fair value calculated by multiplying the number of shares subject to the award by the closing price of one share of our common stock on the grant date. The assumptions used to calculate the value of option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for fiscal 2024 filed with the SEC on March 6, 2024. Regardless of the reported value of a stock option on the grant date, the actual value realized will depend on the excess, if any, of the market value of our common stock over the exercise price if and when the option is exercised. For Relative TSR PRSUs the aggregate grant date fair value is calculated by multiplying the number of shares subject to the award by the estimated fair value using a Monte Carlo valuation method pursuant to FASB ASC Topic 718. For further information on the Monte Carlo valuation method, please see footnote 2 to the Summary Compensation Table above. For OM PRSUs with a grant date established under FASB ASC Topic 718 in fiscal 2024, the aggregate grant date fair value is calculated by multiplying the target number of shares subject to the OM PRSUs by the closing price of one share of our common stock on the grant date.

SALESFORCE 2024 PROXY STATEMENT

65

GRANTS OF PLAN-BASED AWARDS TABLE (CONTINUED)

(6)

Represent stock options that vest over four years, with 1/4th of the award vesting on the first anniversary of the grant date, and the remaining 3/4ths vesting in equal monthly installments thereafter until the award is fully vested, subject to the NEO’s continued service through each applicable vesting date.

(7)

Represents OM PRSUs with a grant date established under FASB ASC Topic 718 in fiscal 2024. Accordingly, amounts reflect (i) the first two tranches of the OM PRSUs granted in April 2023 and August 2023 covering the fiscal 2024 and fiscal 2025 measurement periods, and (ii) the first tranche of the OM PRSUs granted in January 2024 covering the fiscal 2025 measurement period. Any earned OM PRSUs are eligible to vest on April 22, 2026, September 15, 2026 and March 22, 2027 for the April 2023, August 2023 and January 2024 grants, respectively.

(8)

Represents the Relative TSR PRSUs granted in fiscal 2024. Any earned Relative TSR PRSUs are eligible to vest on April 22, 2026, September 15, 2026 and March 22, 2027 for the April 2023, August 2023 and January 2024 grants, respectively.

(9)

Represents RSUs that vest over four years, with 1/4th of the award vesting on April 22, 2024, and 1/16th vesting quarterly thereafter until the award is fully vested, subject to the NEO’s continued service through each applicable vesting date.

(10)

Represents RSUs that vest over four years, with 1/4th of the award vesting on the first anniversary of the grant date, and 1/16th vesting quarterly thereafter until the award is fully vested, subject to the NEO’s continued service through each applicable vesting date.

SALESFORCE 2024 PROXY STATEMENT

66

OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END TABLE

OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END TABLE

The following table sets forth information with respect to the value of all outstanding equity awards held by our NEOs as of January 31, 2024.

	OPTION AWARDS				STOCK AWARDS
Name and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)
Marc Benioff
03/22/2018	317,105	—	$118.04	03/22/2025	—	—	—	—
03/22/2019	195,872	—	$161.50	03/22/2026	—	—	—	—
04/22/2020	189,170	12,612	$154.14	04/22/2027	—	—	—	—
03/22/2021	112,101	46,160	$215.17	03/22/2028	—	—	65,694(5)	$18,465,926
06/22/2022	75,532	115,286	$167.45	06/22/2029	—	—	157,812(6)	$44,359,375
03/22/2023	—	97,811	$186.51	03/22/2030	—	—	—	—
04/08/2023	—	—	—	—	—	—	37,276(7)	$10,477,911
04/08/2023	—	—	—	—	—	—	24,850(8)	$6,985,087
01/29/2024	—	90,030	$287.86	01/29/2031	—	—	—	—
01/29/2024	—	—	—	—	—	—	36,120(9)	$10,152,971
01/29/2024	—	—	—	—	—	—	12,040(10)	$3,384,324
Amy Weaver
04/22/2020	—	7,883	$154.14	04/22/2027	1,014	$285,025	—	—
03/22/2021	—	30,774	$215.17	03/22/2028	4,358	$1,224,990	14,599(5)	$4,103,633
03/22/2022	—	58,474	$218.21	03/22/2029	9,023	$2,536,275	30,318(6)	$8,522,087
04/08/2023	—	—	—	—	28,565	$8,029,336	—	—
04/08/2023	—	—	—	—	—	—	22,780(7)	$6,403,230
04/08/2023	—	—	—	—	—	—	15,188(8)	$4,269,195
Srinivas Tallapragada
04/22/2020	32,474	8,671	$154.14	04/22/2027	1,116	$313,696	—	—
03/22/2021	74,734	30,774	$215.17	03/22/2028	4,358	$1,224,990	14,599(5)	$4,103,633
03/22/2022	49,478	58,474	$218.21	03/22/2029	9,023	$2,536,275	30,318(6)	$8,522,087
04/08/2023	—	—	—	—	28,565	$8,029,336	—	—
04/08/2023	—	—	—	—	—	—	22,780(7)	$6,403,230
04/08/2023	—	—	—	—	—	—	15,188(8)	$4,269,195
Brian Millham
04/22/2020	—	5,237	$154.14	04/22/2027	655	$184,114	—	—
02/22/2021	—	112,398	$240.95	02/22/2028	—	—	—	—
03/22/2021	—	28,250	$215.17	03/22/2028	8,173	$2,297,349	—	—
03/22/2022	—	54,774	$218.21	03/22/2029	15,359	$4,317,261	—	—
03/22/2023	—	97,811	$186.51	03/22/2030	—	—	—	—
04/08/2023	—	—	—	—	31,161	$8,759,045	—	—
Sabastian Niles
08/22/2023	—	—	—	—	26,601	$7,477,275	—	—
08/22/2023	—	—	—	—	—	—	24,370(11)	$6,850,163
08/22/2023	—	—	—	—	—	—	16,248(12)	$4,567,150

(1)

Options were granted under the 2013 Equity Plan and vest over four years, with 25% of the total shares granted vesting on the first anniversary of the grant date and the balance vesting in equal monthly installments over the remaining 36 months.

SALESFORCE 2024 PROXY STATEMENT

67

OUTSTANDING EQUITY AWARDS AT FY24 YEAR-END TABLE (CONT.)

(2)

RSUs were granted under the 2013 Equity Incentive Plan and vest over four years, with 25% of the units vesting on the first anniversary of the grant date and the balance vesting in equal quarterly installments over the remaining 36 months, except that for the RSUs granted on April 8, 2023, 1/4th of the units vest on April 22, 2024 and the balance vest in equal quarterly installments over the remaining 36 months.

(3)	The market value of unvested RSUs and unearned PRSUs is based on the closing market price of the Company’s common stock on January 31, 2024 of $281.09 per share.
(4)

Represents fiscal 2022 PRSUs granted in March 2021, fiscal 2023 PRSUs granted in March 2022 and June 2022, and fiscal 2024 PRSUs granted in April 2023, August 2023, and January 2024. For additional information regarding the specific terms of our PRSUs, see the discussion under “Compensation Discussion and Analysis—Long-Term Equity Incentives” above.

(5)

Represents fiscal 2022 PRSUs, assuming target achievement, that vest based on the Company’s TSR over the three-year performance period from the grant date, relative to companies in the PRSU Index Group. Any earned PRSUs are eligible to vest on April 15, 2024.

(6)

Represents fiscal 2023 PRSUs, assuming maximum achievement, that vest based on the Company’s TSR over the three-year performance period from the grant date, relative to companies in the PRSU Index Group. Any earned PRSUs are eligible to vest on April 15, 2025 for the PRSUs granted on March 22, 2022 and July 15, 2025 for the PRSUs granted on June 22, 2022.

(7)

Represents fiscal 2024 Relative TSR PRSUs, assuming maximum achievement, that vest based on the Company’s TSR for the three-year performance period covering fiscal 2024 through fiscal 2026, relative to companies in the PRSU Index Group. Any earned PRSUs are eligible to vest on April 22, 2026.

(8)

For fiscal 2024 OM PRSUs, represents the PRSUs that vest based on non-GAAP operating margin performance for fiscal 2024 and 2025, assuming maximum achievement. Any earned PRSUs are eligible to vest on April 22, 2026. The third tranche of the fiscal 2024 OM PRSUs, for which vesting is tied to fiscal 2026 non-GAAP operating margin performance, will be disclosed in the compensation tables for the fiscal year in which the performance goals are approved.

(9)

Represents fiscal 2024 Relative TSR PRSUs, assuming maximum achievement, that vest based on the Company’s TSR for the three-year performance period covering fiscal 2025 through fiscal 2027, relative to companies in the PRSU Index Group. Any earned PRSUs are eligible to vest on March 22, 2027.

(10)

Represents fiscal 2024 OM PRSUs granted in January for which vesting is tied to fiscal 2025 non-GAAP operating margin achievement, assuming maximum achievement. Any earned PRSUs in respect of these PRSUs are eligible to vest on March 22, 2027. The second and third tranches of the fiscal 2024 OM PRSUs granted in January, for which vesting is tied to non-GAAP operating margin performance for each of fiscal 2026 and fiscal 2027, will be disclosed in the compensation tables for the fiscal year(s) in which the applicable goals are approved.

(11)

Represents fiscal 2024 Relative TSR PRSUs, assuming maximum achievement, that vest based on the Company’s TSR for the three-year performance period from the grant date, relative to companies in the PRSU Index Group. Any earned PRSUs are eligible to vest on September 15, 2026.

(12)

For fiscal 2024 OM PRSUs, represents the PRSUs that vest based on non-GAAP operating margin performance for fiscal 2024 and 2025, assuming maximum achievement. Any earned PRSUs are eligible to vest on September 15, 2026. The third tranche of the fiscal 2024 OM PRSUs, for which vesting is tied to fiscal 2026 non-GAAP operating margin performance, will be disclosed in the compensation tables for the fiscal year in which the performance goals are approved.

SALESFORCE 2024 PROXY STATEMENT

68

COMPENSATION RISK ASSESSMENT

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth certain information concerning option exercises and the vesting of stock awards and the value realized upon exercise or vesting by the NEOs during fiscal 2024.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting(3)
Marc Benioff	136,557	$ 17,895,083	—	—
Amy Weaver	273,056	$ 14,557,440	15,526	$ 3,300,134
Srinivas Tallapragada	370,344	$ 29,974,491	15,931	$ 3,392,386
Brian Millham	496,624	$ 21,643,441	21,408	$ 4,523,554
Sabastian Niles	—	—	—	—

(1)

The value realized on exercise is calculated by multiplying the difference between the market price of Company common stock on the exercise date and the applicable exercise price, by the number of shares of Company common stock underlying the options exercised.

(2)	Represents shares of Company common stock released upon vesting of RSUs for NEOs that vested during fiscal 2024.
(3)	The value realized on vesting is determined by multiplying the number of units that vested by the closing price of the Company’s common stock on the vesting date.

SALESFORCE 2024 PROXY STATEMENT

69

EMPLOYMENT CONTRACTS AND CERTAIN TRANSACTIONS

EMPLOYMENT CONTRACTS AND CERTAIN TRANSACTIONS

Executive Officer Offer Letters and Agreements. Each NEO is an “at-will” employee. Our offer letters with our NEOs provide for one or more of the following: annual base salary, an annual bonus opportunity based on Company and individual performance, initial grants of equity awards and participation in our Company-wide employee benefit plans. Our offer letter with Mr. Niles provides that if he is terminated by the Company for reasons other than cause, subject to his execution of a release of claims in favor of the Company, he will be eligible to receive cash severance equal to one year of annual base salary and target bonus, payable in monthly installments for twelve months following termination.

Change of Control. We have entered into Change of Control and Retention Agreements with each of our NEOs. Pursuant to these agreements, if the NEO is terminated without cause (as defined in the agreement) or the NEO resigns for good reason (as defined in the agreement) within three months prior to, or 18 months after, a change of control (as defined in the agreement) of the Company, the NEO will be entitled to receive the following payments and benefits:

•	A lump sum payment equal to 150% (or 200% for Mr. Benioff) of his annual base salary and target bonus;

•

Company-paid premiums for health care (medical, dental and vision) continuation coverage for the NEO and his or her eligible dependents for a period of up to 18 months (or 24 months for Mr. Benioff) following termination; and

•	Full vesting acceleration of the unvested portion of all outstanding equity incentive awards held by the NEO at the time of termination.

Each Change of Control and Retention Agreement provides that termination payments and benefits will be either delivered in full or to such lesser extent as would result in no portion of such termination benefits being subject to the excise tax imposed by the “golden parachute” rules of Section 4999 of the Internal Revenue Code of 1986, as amended, whichever of the foregoing amounts, after taking into account all applicable taxes, results in the greatest amount of termination benefits to the executive on an after-tax basis.

Receipt of payments and benefits under each agreement is conditioned upon execution by the executive of a release of claims in favor of the Company and continued compliance by the executive with confidentiality obligations.

Performance-Based Restricted Stock Units. The PRSUs granted to our NEOs, including our CEO, provide that if a change of control of the Company occurs during the NEO’s employment and before the end of the applicable performance period, a number of PRSUs will become eligible to vest based on (1) our actual TSR performance ranking relative to the PRSU Index Group from the grant date through the date of the change of control and, (2) if applicable, our actual non-GAAP operating margin performance if the change of control occurs on or after the last day of an annual measurement period (or periods) or assumed target performance for any annual measurement periods in progress or that have not yet commenced as of the date of the change of control (the “eligible PRSUs”). As of the date of the change of control, a prorated portion of the eligible PRSUs (if any) will vest to reflect the portion of the performance period that has elapsed through such date, with the remaining eligible PRSUs vesting in equal calendar quarterly installments thereafter over the remainder of the original performance period, subject to the NEO’s continued employment through each vesting date. Any eligible PRSUs are also subject to accelerated vesting if the NEO incurs a qualifying termination of employment within three months before, or 18 months after, a change of control of the Company in accordance with the terms of the NEO’s existing Change of Control and Retention Agreement.

If a change of control of the Company occurs within the three-month period after an NEO ceases to be an employee, and such officer qualified for severance payments and benefits under his or her Change of Control and Retention Agreement, the rules described in the preceding paragraph apply as if such officer had remained an employee through the date of the change of control. Therefore, assuming the NEO qualifies for severance payments and benefits under his or her Change of Control and Retention Agreement, he or she will be entitled to full vesting of any and all shares eligible to vest based on the TSR and non-GAAP operating margin performance (determined as described above) as of the date performance is certified.

Millham Agreement. In February 2021, before he became an Executive Officer, the Company entered into a retention agreement with Mr. Millham (as described under “Compensation Discussion and Analysis—Pre-existing Retention Agreement with Mr. Millham” above). Pursuant to the terms of this agreement, if Mr. Millham’s employment is terminated by the Company without cause, his outstanding and unvested options and RSUs will continue to vest for a period of three years from the date of such termination. The agreement also provides that upon a termination by the Company without cause, Mr. Millham will be eligible for the Company’s U.S. Severance Plan benefits; however, he ceased to be eligible to participate in this plan upon becoming an Executive Officer. The Millham Agreement also provides that if Mr. Millham remains employed through February 1, 2025, and transitions to a non-employee advisor of the Company for a period of at least three years, any unvested options and RSUs will continue to vest during the advisory period, provided that he complies with the terms of an advisory agreement with standard covenants, including no conflicting obligations and confidentiality clauses. Mr. Millham would not be entitled to any other compensation for his services as an advisor during such period.

SALESFORCE 2024 PROXY STATEMENT

70

EMPLOYMENT CONTRACTS AND CERTAIN TRANSACTIONS (CONT.)

Special Vesting Rules Upon Death. Pursuant to Company policy, upon the death of an employee (including NEOs), the employee’s unvested option and RSU awards will vest automatically, up to a maximum of $5 million in value. PRSUs are not subject to this benefit.

Potential Payments Upon Qualifying Termination of Employment or a Change in Control. The information below reflects the estimated value of compensation to be paid to each of the NEOs assuming a change in control of the Company or qualifying termination occurred on January 31, 2024. For this hypothetical calculation, we have used each NEO’s compensation level as of January 31, 2024 (and, where applicable, the Company’s closing stock price on this date). Since several factors (e.g., the time of year when the event occurs and the Company’s stock price) could affect the nature and amount of benefits an NEO could potentially receive, any amounts paid or distributed upon a future termination may be different from those shown in the table below.

Name	Salary and Bonus(1)		Value of Continuation of Benefits	Value of Accelerated Equity Awards	Total

Marc Benioff
Change in Control	—		—	$36,165,039(2)	$36,165,039
Qualifying Termination in Connection with a Change in Control	$9,300,000		$73,147	$96,130,955(3)	$105,504,102
Death	—		—	$5,000,000(4)	$5,000,000

Amy Weaver
Change in Control	—		—	$8,504,378(2)	$8,504,378
Qualifying Termination in Connection with a Change in Control	$3,000,000		$46,341	$36,095,860(3)	$39,142,201
Death	—		—	$5,000,000(4)	$5,000,000

Srinivas Tallapragada
Change in Control	—		—	$8,504,378(2)	$8,504,378
Qualifying Termination in Connection with a Change in Control	$3,000,000		$55,599	$36,224,568(3)	$39,280,167
Death	—		—	$5,000,000(4)	$5,000,000

Brian Millham
Change in Control	—		—	—	—
Qualifying Termination in Connection with a Change in Control	$2,700,000		$54,861	$35,291,656(3)	$38,046,517
Death	—		—	$5,000,0004)	$5,000,000
Termination of Employment without Cause	—		—	— (5)	—

Sabastian Niles
Change in Control	—		—	$2,207,681(2)	$2,207,681
Qualifying Termination in Connection with a Change in Control	$2,700,000		$55,599	$16,895,758(3)	$19,651,357
Death	—		—	$5,000,000(4)	$5,000,000
Termination of Employment without Cause	$1,800,000	(6)	—	—	$1,800,000

(1)	Based on salary and bonus targets as of January 31, 2024.
(2)

Represents acceleration of a pro-rated portion of any unvested PRSUs held by the NEO as of January 31, 2024, based on the Company’s relative TSR performance through January 31, 2024 and, as applicable, our actual non-GAAP operating margin performance for fiscal year measurement periods ending on January 31, 2024, or target performance for fiscal year measurement periods ending after January 31, 2024, and based on a closing stock price of $281.09 on January 31, 2024. The portion of the unvested PRSUs that accelerate and vest is determined by reference to a fraction of the original performance period that was complete as of January 31, 2024. The remaining portion of the PRSUs would vest in equal installments on a quarterly basis over the remainder of the original three-year performance period, subject to each NEO’s continued employment through each such vesting date.

(3)

Represents acceleration of any unvested options and RSUs as well as acceleration of a portion of any unvested PRSUs held by the NEO as of January 31, 2024, based on the Company’s relative TSR performance through January 31, 2024 and non-GAAP operating margin performance based on actual performance through fiscal 2024, or target performance for later fiscal years, as described in footnote 2 above, and the closing market price of the Company’s common stock of $281.09 on January 31, 2024, less the applicable exercise price for each option for which vesting would have been accelerated.

(4)	All employees, including NEOs, are eligible for accelerated vesting of unvested options and RSUs, up to a maximum of $5 million, upon their death.
(5)

Upon a termination of employment without cause, Mr. Millham’s outstanding options and RSUs would continue to vest for a period of three years following his termination of employment, subject to continued compliance with certain restrictive covenants. For purposes of this table, no value is attributed to these awards because the market price of our common stock at the time of potential vesting could not be determined as of January 31, 2024 and it is not certain vesting will occur. As of January 31, 2024, Mr. Millham held (a) 53,400 unvested RSUs and (b) 294,394 unvested options, in each case, that would vest over the three-year period following a hypothetical qualifying termination of employment on January 31, 2024. As described above, when Mr. Millham became an Executive Officer, he ceased to be eligible for the U.S. Severance Plan.

(6)

Upon a termination of employment by the Company other than for cause, subject to the execution of a release of claims in favor of the Company, Mr. Niles is entitled to receive one year of salary and target bonus, payable in twelve monthly installments following termination.

Indemnification Agreements. The Company has entered into an indemnification agreement with each of our directors and Executive Officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and Executive Officers to the fullest extent permitted by Delaware law.

SALESFORCE 2024 PROXY STATEMENT

71

EMPLOYMENT CONTRACTS AND CERTAIN TRANSACTIONS (CONT.)

Compensation Committee Interlocks and Insider Participation. John V. Roos, Neelie Kroes and Craig Conway served on the Compensation Committee during fiscal 2024, and Maynard Webb served on the Compensation Committee through February 2023. No member of the Compensation Committee was an employee, officer, or former officer of the Company or any of our subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure under the “Related Party and Other Transactions” section below, except for Mr. Conway. For more information regarding transactions involving certain members of the Compensation Committee, please see transactions described under “Related Party and Other Transactions” below.

Policies and Procedures with Respect to Related Party Transactions. Our Board is committed to the highest legal and ethical standards of conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Our Audit Committee Charter requires that the Audit Committee approve any related party transactions, after reviewing each such transaction for potential conflicts of interest and other improprieties. Further, the Company has in place written Related Party Transaction Policies and Procedures, under which the Audit Committee reviews and approves or, where pre-approval is not reasonably practical, ratifies any related party transactions. In approving or rejecting a proposed transaction, our Audit Committee will consider the relevant facts and circumstances, including the costs and benefits to the Company, the nature of the related party’s interest in the transaction, the availability and terms of other sources for comparable services or products, and, if applicable, the impact on a director’s independence.

Related Party and Other Transactions. Except for the compensation of directors and executive officers described earlier and the transactions set forth below, there were no transactions since the beginning of fiscal 2024 in which the Company was a party, the amount involved in the transaction exceeds $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of our capital stock, or immediate family member of any of the foregoing individuals had or will have a direct or indirect material interest.

Marc Benioff, our Chair and CEO, owns entities that publish TIME Magazine, with which the Company does business in the ordinary course. In fiscal 2024, entities affiliated with TIME Magazine paid approximately $880,000 for cloud service offerings from the Company on terms consistent with those available to unaffiliated third parties.

In fiscal 2021, Mr. Benioff entered into a Time Sharing Agreement with the Company providing for the reimbursement by the Company to Mr. Benioff for business use of his personal aircraft. For fiscal 2024, the value of this reimbursement (excluding a portion reported in “All Other Compensation” in the Summary Compensation Table) was approximately $599,125.

In fiscal 2024, the Company acquired Airkit, Inc. (“Airkit”), a digital automation company. Airkit’s co-founder and CEO, Stephen Ehikian, is the son-in-law of Craig Conway, one of the Company’s independent directors and a member of the Company’s Compensation Committee. Mr. Ehikian, who owned equity securities in Airkit, received approximately $11 million in total proceeds, subject to customary escrow-related withholdings, in connection with the acquisition. All holders of the same class of equity securities in Airkit received the same benefit on a pro rata basis. Additionally, Mr. Ehikian received and accepted a temporary offer of employment through February 2024 as a non-executive employee of Salesforce to promote transitional services and to help facilitate the success of the acquisition. In connection with his temporary offer of employment, he received base salary and cash retention compensation of approximately $129,833 and was eligible to participate in standard employee benefits. Mr. Conway was not involved in negotiations related to the acquisition or Mr. Ehikian’s compensation or service fee arrangement.

Mr. Munoz’s daughter, Kellie Munoz, is a non-executive employee of Salesforce. In fiscal 2024, she received base salary and cash incentive compensation of approximately $266,148, an equity award of restricted stock units with a grant date fair value of approximately $90,884, and standard employee benefits, consistent with the total compensation provided to other employees of the same level with similar responsibilities.

In January 1999, the Salesforce Foundation, also referred to as the Foundation, was chartered on an idea of leveraging the Company’s people, technology and resources to help improve communities around the world. The Company calls this integrated philanthropic approach the 1-1-1 model. In connection with its 2019 business combination with Salesforce.org, the Company agreed to use its best efforts to make charitable cash contributions of up to $5 million to the Foundation in each fiscal quarter beginning in the third quarter of fiscal 2020 for ten years. The Company’s Chair is also the chair of the Foundation. Since the Foundation’s inception, the Company provided at no charge certain resources to the Foundation, such as services provided by employees of the Company and other resources. The value of these resources and charitable cash contributions to the Foundation has not been and is not expected to be material. Although we do not consider this to be a related party transaction within the meaning of applicable SEC rules, we are providing this information in the interest of transparency.

SALESFORCE 2024 PROXY STATEMENT

72

FISCAL 2024 CEO PAY RATIO

FISCAL 2024 CEO PAY RATIO

The fiscal 2024 total compensation of our median employee, based on the compensation of all employees who were employed as of November 1, 2023, other than our CEO, was $164,985. Mr. Benioff’s fiscal 2024 annual total compensation was $39,642,173. The ratio of our CEO’s fiscal 2024 pay to that of our median employee (our “Pay Ratio”) was approximately 240-1.

The fiscal 2024 Pay Ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the following methodology described herein. First, we identified our employee population as of November 1, 2023 based on our payroll records. Second, we collected employee compensation data using salary, cash bonuses, equity compensation and commissions as our “consistently applied compensation measures” for purposes of the Pay Ratio. Finally, we identified the median compensated employee (“Median Employee”) and calculated that employee’s total compensation consistent with the compensation for our CEO in accordance with SEC rules and as reflected in the Summary Compensation Table above.

The SEC’s rules for identifying the Median Employee and calculating the Pay Ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the Pay Ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. In calculating our fiscal 2024 Pay Ratio, we did not annualize the compensation of any employees nor did we make use of any of the exclusions allowed under SEC rules.

SALESFORCE 2024 PROXY STATEMENT

73

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE
The information below is provided in accordance with the SEC pay versus performance disclosure rules set forth in Item 402(v) of Regulation
S-K
under the Exchange Act (“Pay Versus Performance Rules”). These rules require companies to disclose certain information about the relationship between the compensation of our principal executive officer (“PEO”) and non-PEO
NEOs (as a group) and certain financial performance measures. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with Company performance, please refer to the “Compensation Discussion and Analysis” above.

Fiscal Year	Summary Compensation Table Total for PEO (Benioff)(1)	Compensation Actually Paid to PEO (Benioff)(2)	Summary Compensation Table Total for PEO (Taylor)(3)	Compensation Actually Paid to PEO (Taylor)(4)	Summary Compensation Table Total for PEO (Block)(3)	Compensation Actually Paid to PEO (Block)(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based On:		Net Income(9) ($ millions)	Relative TSR(10) (percentile)
									Company Total Shareholder Return(7)	Peer Group Total Share- holder Return(8)
2024	$39,642,173	$100,570,098	—	—	—	—	$13,762,498	$34,326,577	$154.18	$220.03	$4,136	93rd
2023	$29,868,893	($15,648,986)	$26,792,798	($72,220,776)	—	—	$15,923,619	($7,680,438)	$92.13	$142.05	$208	17th
2022	$28,602,112	$25,056,235	$22,794,415	$31,528,547	—	—	$14,044,452	$16,514,995	$127.60	$183.20	$1,444	41st
2021	$25,740,775	$59,862,429	—	—	$1,232,157	$12,279,756	$13,763,689	$36,808,761	$123.72	$146.11	$4,072	65th

(1)	The dollar amounts reported are the “Total Compensation” amounts reported for our PEO, Marc Benioff, in our Summary Compensation Table above.
(2)
The dollar amounts reported represent the amount of Compensation Actually Paid to our PEO, Marc Benioff, as computed in accordance with SEC rules, and do not reflect the actual amount of compensation earned or received during the applicable fiscal year. In accordance with SEC rules, these amounts differ from “Total Compensation” as set forth in the Summary Compensation Table for fiscal 2024 as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO (Mr. Benioff)	FY2024
Summary Compensation Table Total	$39,642,173
Deduction for value of “Stock Awards” and “Option Awards” reported in the Summary Compensation Table	($30,338,323)
Add : Year-end fair value of outstanding and unvested equity awards granted in the fiscal year	$42,794,577
Add : Year over year change in fair value of outstanding and unvested equity awards granted in prior fiscal years	$43,793,324
Add : Fair value as of the vesting date of vested awards granted in current fiscal year	$0
Add : Change in fair value from prior fiscal year end to the vesting date of equity awards granted in prior fiscal years that vested in the fiscal year	$4,678,347
Subtract: Prior fiscal year end value of any equity awards granted in prior fiscal years that failed to meet vesting conditions during the covered fiscal year	$0
Add: Value of dividends or other earnings paid on unvested equity awards during the covered fiscal year not otherwise included in the total compensation for the fiscal year	$0
Compensation Actually Paid to Mr. Benioff	$100,570,098

(3)
The dollar amounts reported are the “Total Compensation” amounts reported for Bret Taylor, who served as
Co-PEO
from November 30, 2021 through January 31, 2023, as reported in
the Summary Compensation Table included in our proxy statement for our 2023 and 2022 Annual Meetings of Stockholders, and for Keith Block, who served as
Co-PEO
through February 24, 2020, as reported in the Summary Compensation Table included in our proxy statement for our 2021 Annual Meeting of Stockholders.

(4)
The dollar amounts reported represent the amount of Compensation Actually Paid to our former
Co-PEOs,
as reported in the “Pay Versus Performance” section of our proxy statement for our 2023 Annual Meeting of Stockholders and computed in accordance with Pay Versus Performance Rules. These amounts differ from “Total Compensation” as reported in the applicable Summary Compensation Table included in our proxy statements for our 2023, 2022, and 2021 Annual Meetings of Stockholders, as shown in the “Pay Versus Performance” section for our proxy statement for our 2023 Annual Meeting of Stockholders.

(5)
The dollar amounts reported are the average of the “Total Compensation” amounts reported for the Company’s NEOs as a group excluding our CEO and former
Co-PEOs
for the year(s) in which they served as
Co-PEO
(the
“Non-PEO
NEOs”) in the Summary Compensation Table in each applicable fiscal year. The
Non-PEO
NEOs (excluding our PEO and former
Co-PEOs,
as applicable for the fiscal year(s) in which they served as
Co-PEO)
for each applicable year are as follows: (i) for fiscal 2024, Ms. Weaver and Messrs. Millham, Niles and Tallapragada; (ii) for fiscal 2023, Ms. Weaver and Messrs. Harris, Millham and Tallapragada; (iii) for fiscal 2022, Ms. Weaver and Messrs. Harris, Patterson and Tallapragada; and (iv) for fiscal 2021, Messrs. Hawkins, Patterson, Tallapragada and Taylor.

(6)
The dollar amounts reported represent the average amount of Compensation Actually Paid to the
Non-PEO
NEOs as computed in accordance with SEC rules, and do not reflect actual amounts of compensation earned or received during the applicable fiscal year. In accordance with SEC rules, these amounts differ from the average of the amounts of “Total Compensation” as set forth in the Summary Compensation Table for fiscal 2024 as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

SALESFORCE 2024 PROXY STATEMENT

74

PAY VERSUS PERFORMANCE (CONTINUED)

Average Compensation Actually Paid to Non-PEO NEOs	FY2024
Average Summary Compensation Table Total	$13,762,498
Deduction for the average value of “Stock Awards” and “Option Awards” reported in the Summary Compensation Table	($10,674,880)
Add: Average year-end fair value of outstanding and unvested equity awards granted in the fiscal year	$17,623,840
Add: Average year over year change in fair value of outstanding and unvested equity awards granted in prior fiscal years	$10,874,062
Add: Average fair value as of the vesting date of vested awards granted in current fiscal year	$0
Add: Average change in fair value from prior fiscal year end to the vesting date of equity awards granted in prior fiscal years that vested in the fiscal year	$2,741,057
Subtract: Average prior fiscal year end value of any equity awards granted in prior fiscal years that failed to meet vesting conditions during the covered fiscal year	$0
Add: Average value of dividends or other earnings paid on unvested equity awards during the covered fiscal year not otherwise included in the total compensation for the fiscal year	$0
Average Compensation Actually Paid to Non-PEO NEOs	$34,326,577

(7)
Cumulative TSR is calculated by dividing (a) the sum of (i) the cumulative amount of any dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s stock price at the end and the beginning of the measurement period by (b) the Company’s stock price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is January 31, 2020. Historical stock performance is not necessarily indicative of future stock performance.

(8)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Computer & Data Processing Index, which is used in the stock performance graph required by Item 201(e) of Regulation
S-K
included in our Annual Report for the applicable fiscal year. Historical stock performance is not necessarily indicative of future stock performance.

(9)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(10)
The “Company-Selected Measure” (as defined in Item 402(v) of Regulation
S-K
of the Exchange Act) is our
one-year
TSR relative to the TSR of each member of the Nasdaq-100 Index as of the beginning of each fiscal year (“Relative TSR”). TSR for this purpose is calculated by comparing the Company’s average closing share price over the 90 calendar days ending
on the last day of the fiscal year and the Company’s average closing share price over the 90 calendar days ending on the last day of the end of the prior fiscal year. We use three-year relative TSR as a performance measure for our PRSUs, including for the PRSUs granted in fiscal 2024. As described in the “Compensation Discussion and Analysis” above, we also use non-GAAP
operating margin as a performance measure for the PRSUs granted in fiscal 2024.

Financial Performance Measures.
As described in greater detail in the “Compensation Discussion and Analysis” above, the Company’s executive compensation program reflects a pay-for-performance
philosophy. The metrics that we use for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. Below is an unranked list of the most important financial performance measures that we use to link Compensation Actually Paid to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance:

Performance Measures

Relative TSR

Non-GAAP Operating Margin (1)

Revenue

Operating Cash Flow

Non-GAAP Income from Operations (2)

(1)	See page 53 of the “Compensation Discussion and Analysis” above for an explanation of how Non-GAAP Operating Margin is calculated.
(2)	See page 50 of the “Compensation Discussion and Analysis” above for an explanation of how Non-GAAP Income from Operations is calculated from our audited financial statements.
Analysis of the Information Presented in the Pay Versus Performance Table.
As described in more detail in the “
Compensation
Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance
philosophy. While we utilize several performance measures to align executive compensation with Company performance, not all of those measures are presented in the Pay Versus Performance table as contemplated by SEC rules. Moreover, we generally seek to incentivize long-term performance, and therefore do not seek to specifically
align the Company’s performance measures with Compensation Actually Paid (as computed in accordance with SEC rules) for a particular fiscal year. In accordance with the Pay Versus Performance Rules, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table. As reflected in the footnotes to the Pay Versus Performance table above and illustrated in the first graph below, our TSR impacted the value of the Compensation Actually Paid (as computed in accordance with SEC rules) to our NEOs for fiscal years 2021, 2022, 2023 and 2024. Also, the value of the fiscal 2023 Compensation Actually Paid to former co-PEO
Bret Taylor was disproportionately impacted by the fair value of equity awards he forfeited in fiscal 2023 upon his departure from the Company.

SALESFORCE 2024 PROXY STATEMENT

75

PAY VERSUS PERFORMANCE (CONTINUED)

Relationship Between Compensation Actually Paid and Cumulative Company and Peer Group TSR.
The graph below (i) sets forth the relationship between the amount of Compensation Actually Paid to our PEO and our former
Co-PEOs,
the average amount of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years; and (ii) compares our cumulative TSR over the four most recently completed fiscal years to that of the Nasdaq Computer & Data Processing Index over the same period.

Relationship Between Compensation Actually Paid and Net Income.
The graph
below
sets forth the amount of Compensation Actually Paid to our PEO and our former
Co-PEOs,
the average amount of Compensation Actually Paid to our
Non-PEO
NEOs, and our net income during the four most recently completed fiscal years.

SALESFORCE 2024 PROXY STATEMENT

76

PAY VERSUS PERFORMANCE (CONTINUED)

Relationship Between Compensation Actually Paid and Relative TSR.
The graph below sets forth the amount of Compensation Actually Paid to our PEO and our former
Co-PEOs,
the average amount of Compensation Actually Paid to our
Non-PEO
NEOs, and our Relative TSR during the four most recently completed fiscal years. Although we use three-year relative TSR as a PRSU performance measure, SEC guidance limits the Company-Selected Measure to one-year
periods, so we have compared Compensation Actually Paid to annual Relative TSR in the graph below.

SALESFORCE 2024 PROXY STATEMENT

77

COMMITTEE REPORTS

COMMITTEE REPORTS

The following reports by our Compensation Committee and Audit Committee shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Exchange Act, or (iv) subject to the liabilities of Section 18 of the Exchange Act. The reports shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent the Company specifically incorporates the report by reference into such filing.

Report of the Compensation Committee of the Board of Directors

We, the Compensation Committee of the Board of Directors of Salesforce, have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussion, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in Salesforce’s Annual Report on Form 10-K for the fiscal year that ended on January 31, 2024.

THE COMPENSATION COMMITTEE

John V. Roos (Chair)

Craig Conway

Neelie Kroes

SALESFORCE 2024 PROXY STATEMENT

78

COMMITTEE REPORTS (CONTINUED)

Report of the Audit Committee of the Board of Directors

Role of the Audit Committee

The Audit Committee operates under a written charter and its functions are discussed above under “Directors and Corporate Governance—Board Committees and Responsibilities—Audit and Finance Committee.”

The Audit Committee, which is comprised entirely of non-management directors, oversees the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. Ernst & Young LLP (“Ernst & Young”), the independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and an independent audit of the Company’s internal controls over financial reporting, both in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). Part of the Audit Committee’s responsibility is to monitor and oversee this process, including monitoring independence and performance.

The Audit Committee generally meets twice per quarter, once in connection with quarterly Board meetings and once to review quarterly and year-end financial results. The Audit Committee also meets as needed to address developing accounting, compliance, applicable organizational planning and other matters. Specifically, in discharging its duties in fiscal 2024, the Audit Committee:

•

reviewed and discussed with management and Ernst & Young our quarterly earnings press releases, related periodic reports filed with the SEC, and our audited financial statements for the fiscal year ended January 31, 2024, as well as the overall quality of our financial reporting process;

•

reviewed and discussed with management and Ernst & Young key reporting practices (including with respect to our non-GAAP measures and key performance metrics), critical audit matters and the application of applicable accounting standards;

•

reviewed and discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and SEC, which involve communications to the Audit Committee regarding responsibilities of the auditor and overall strategy and timing of the audit;

•

received and discussed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence;

•	reviewed the Company’s environmental, social and governance (“ESG”) disclosures and discussed with Ernst & Young its review and assurance process thereof;

•

inquired about significant business and financial reporting risks, reviewed the Company’s policies for risk assessment and risk management, and assessed the steps management is taking to control these risks;

•	reviewed and discussed with management the repurchase by the Company of the Company’s shares as part of a share repurchase program;

•	reviewed and approved amendments to the Audit Committee’s charter;

•	reviewed actual and potential related party transactions and the Company’s policy regarding related party transactions;

•	received reports about the receipt and resolution of employee or other concerns raised regarding financial reporting and other compliance matters;

•	reviewed and assessed the Company’s compliance and global ethics and integrity programs;

•

met periodically with management, the internal auditor and Ernst & Young regarding the evaluation and effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002;

•

reviewed and discussed the scope and adequacy of the Company’s internal audit program, including discussions with the internal auditor regarding its audit plan as well as key findings and areas of focus;

•

considered the services provided and the fees paid to Ernst & Young for the provision of non-audit related services and concluded that these service fees did not compromise Ernst & Young’s independence in performing the audit; and

•	monitored the Company’s internal and disclosure control structure.

SALESFORCE 2024 PROXY STATEMENT

79

COMMITTEE REPORTS (CONTINUED)

Recommendation Regarding Audited Financial Statements for Fiscal Year Ended January 31, 2024

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2024 for filing with the SEC.

Review of Independent Auditor

The Audit Committee conducts an annual evaluation of the independent auditor in connection with the committee’s determination of whether to continue to retain Ernst & Young or engage another firm as the Company’s independent auditor. In the course of these reviews, the committee has considered, among other things:

•	data relating to audit quality and performance, including recent PCAOB reports on Ernst & Young;

•	the value of Ernst & Young’s services in light of the fees charged to the Company;

•	Ernst & Young’s tenure as our independent auditor and its familiarity with our global operations and businesses, accounting policies and practices and internal control over financial reporting;

•	Ernst & Young’s capability and expertise in handling the breadth and complexity of our worldwide operations;

•	The periodic rotation of the lead audit partner, as required by Section 203 of the Sarbanes-Oxley Act, which most recently occurred effective as of fiscal 2022;

•	Ernst & Young’s integrity and objectivity; and

•	Ernst & Young’s independence.

Based on this evaluation, the Audit Committee has concluded that Ernst & Young is independent and believes it is in the best interests of the Company and its stockholders to retain Ernst & Young to serve as the Company’s independent registered public accounting firm for fiscal 2025. Accordingly, the Audit Committee has reappointed Ernst & Young as the Company’s independent auditor for fiscal 2025.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, Audit Committee oversight does not provide an independent basis to determine that management has operated according to appropriate accounting and financial reporting principles or maintained appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles or that Ernst & Young is in fact “independent.”

THE AUDIT AND FINANCE COMMITTEE

Sachin Mehra (Chair)

Arnold Donald

Robin Washington

SALESFORCE 2024 PROXY STATEMENT

80

PROPOSAL 1

PROPOSAL 1 — ELECTION OF DIRECTORS

As recommended by the Nominating and Corporate Governance Committee, the Board’s nominees for election to the Board by the stockholders are the following current members of the Board: Marc Benioff, Laura Alber, Craig Conway, Arnold Donald, Parker Harris, Neelie Kroes, Sachin Mehra, Mason Morfit, Oscar Munoz, John V. Roos, Robin Washington, Maynard Webb and Susan Wojcicki. Each of the nominees was most recently elected by stockholders at the 2023 Annual Meeting.

It is intended that proxies will be voted, unless otherwise indicated, for the election of the nominees as directors to the Board to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal. Although the Board has no reason to believe that any nominee will be unable or, for good cause, unwilling to serve as a director as of the Annual Meeting, if such an event should occur, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, the proxies will be voted for the election of such other person.

Vote Required and Board of Directors’ Recommendation

The Company’s Bylaws provide that each director nominee be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. The Board, after taking into consideration the recommendation of the Nominating and Corporate Governance Committee, will determine whether or not to accept the pre-tendered resignation of any nominee for director, in an uncontested election, who receives a greater number of votes against his or her election than votes for such election.

The Board of Directors recommends a vote FOR each of the nominees listed above.

SALESFORCE 2024 PROXY STATEMENT

81

PROPOSAL 2

PROPOSAL 2 — APPROVAL OF AN AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION

The State of Delaware, where Salesforce is incorporated, recently enacted legislation that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to but more limited than the protection already afforded to directors under our Restated Certificate of Incorporation (the “Certificate”). In line with the update to Delaware law, we are seeking stockholder approval to amend the Certificate to extend exculpation to certain officers to the fullest extent permitted by Delaware law (the “Proposed Certificate Amendment”). The Proposed Certificate Amendment also simplifies the existing exculpation provision related to directors of the Company set forth in Article EIGHTH by referring to the Delaware General Corporation Law (“DGCL”) instead of specifying each instance where exculpation for directors is currently not available under the DGCL. Accordingly, the current exculpation protections available to directors remain unchanged as a result of the Proposed Certificate Amendment.

Purpose and Effect of the Proposed Amendment

The Proposed Certificate Amendment is a result of the Board of Directors’ ongoing review of corporate governance best practices given recent changes in Delaware law. In developing the Proposed Certificate Amendment, the Board of Directors (including all members of the Nominating and Corporate Governance Committee) carefully considered the implications of amending our Certificate to provide exculpation from liability for certain of our officers.

The Board of Directors believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by Delaware law, in order to better position Salesforce to attract and retain qualified and experienced officers. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. The nature of their role often requires officers to make decisions on crucial matters and frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits seeking to impose liability with the benefit of hindsight and regardless of merit. Aligning the protections available to our officers with those available to our directors would empower officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability.

The Board of Directors also believes that the Proposed Certificate Amendment would strike the appropriate balance between furthering our goals of attracting and retaining quality officers with promoting stockholder accountability because, consistent with the update to Delaware law, the Proposed Certificate Amendment would exculpate officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate or limit liability with respect to any of the following:

•	breach of fiduciary duty claims brought by Salesforce itself;

•	derivative claims brought by stockholders in the name of Salesforce;

•	any claims involving breach of the duty of loyalty to Salesforce or our stockholders;

•	any claims involving acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or

•	any claims involving transactions from which the officer derived an improper personal benefit.

Additionally, in accordance with Delaware law, under the Proposed Certificate Amendment, the only officers who would be eligible for exculpation would be (i) anyone serving as our President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Controller and Treasurer, (ii) any other named executive officers, and (iii) any other officer who has consented to service of process in Delaware by written agreement.

Taking into account the narrow class and type of claims for which officers would be exculpated, and the benefits the Board of Directors believes would accrue to Salesforce and our stockholders — enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs associated with frivolous lawsuits — the Board of Directors has declared the Proposed Certificate Amendment to be advisable and has determined it is in the best interests of Salesforce and our stockholders.

SALESFORCE 2024 PROXY STATEMENT

82

PROPOSAL 2 (CONTINUED)

Additional Information

The general description of the Proposed Certificate Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Certificate Amendment, which is attached as Appendix B to these proxy materials. Additions to the Certificate are indicated by double underlining and deletions to the Certificate are indicated by strikeouts.

The Proposed Certificate Amendment is binding. If Proposal 2 is approved, the Company intends to file a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which will become effective at the time of the filing. If Proposal 2 is not approved by the requisite vote, then a Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware, Article EIGHTH will remain unchanged and our officers will not be entitled to exculpation under the DGCL.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the voting power of all of the outstanding shares of the Company’s common stock.

The Board of Directors recommends a vote FOR the proposal to amend the Company’s Restated Certificate of Incorporation to provide for officer exculpation.

83

PROPOSAL 3

PROPOSAL 3 — APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2013 EQUITY INCENTIVE PLAN

We are seeking stockholder approval to amend and restate our 2013 Equity Incentive Plan, as amended (the “2013 Plan”) to increase the number of shares of Common Stock of the Company (the “Shares”) reserved for issuance under the 2013 Plan by an additional 36 million Shares and extend the termination date of the 2013 Plan from March 10, 2032 to March 21, 2034. Our continuing ability to offer equity incentive awards under the 2013 Plan is critical to our ability to attract, motivate and retain qualified personnel, particularly in light of the highly competitive market for employee talent in which we operate.

The Board has determined that it is in the best interests of the Company and its stockholders to approve this proposal. The Board has approved the amendment and restatement of the 2013 Plan to increase the available shares thereunder and extend the term of the 2013 Plan, subject to stockholder approval, and recommends that stockholders vote in favor of this proposal at the Annual Meeting. Stockholder approval of this proposal requires the affirmative vote of a majority of the outstanding Shares that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

If stockholders approve this proposal, the amendment and restatement of the 2013 Plan will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, the amendment and restatement of the 2013 Plan described in this proposal will not take effect and our 2013 Plan will continue to be administered in its current form. Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2013 Plan. The remainder of this discussion, when referring to the 2013 Plan, refers to the amended and restated 2013 Plan as if this proposal is approved by our stockholders, unless otherwise specified or the context otherwise references the 2013 Plan prior to the amendment and restatement.

Increasing the Number of Shares Reserved for Issuance under the 2013 Plan

Background

The 2013 Plan was initially adopted by the Board in March 2013, and our stockholders approved it in June 2013. As described in more detail below, the initial share reserve under the 2013 Plan was 48 million Shares, plus an additional 21,920,540 Shares that were available for grant under our 2004 Equity Incentive Plan and 2004 Outside Directors Stock Plan (the “Prior Plans”) as of the date stockholders approved the 2013 Plan. In addition, any Shares subject to outstanding awards under the 2013 Plan or, after the date stockholders approved the 2013 Plan, under the Prior Plans, that expire or are otherwise forfeited to, or repurchased by, the Company also become available for future grant under the 2013 Plan, although the number of Shares that can become available under the 2013 Plan in this manner is limited to 54,332,000 Shares. Since adoption of the 2013 Plan, our stockholders have approved increases to our Share reserve at our 2015, 2017, 2018, 2019, 2020, 2021, 2022 and 2023 Annual Meetings totaling an additional 244.7 million Shares.

As discussed in our 2023 proxy statement, when we sought stockholder approval of the amendment of the 2013 Plan at the 2023 Annual Meeting, we believed that the Shares reserved for issuance under it following stockholder approval (along with Shares becoming available for future grant due to forfeitures and cancellations) would be sufficient to enable us to continue to grant equity awards under the 2013 Plan for approximately one year. This estimate was based on a forecast that took into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates, as well as the number of Shares we had available for grant under the 2014 Inducement Equity Incentive Plan (the “2014 Plan”).

Shares Available for Future Awards

As of March 31, 2024, approximately 34,337,880 Shares remained available for grant under the 2013 Plan, 849,274 Shares remained available for grant under the 2014 Plan and 10,062 Shares remained available for grant under the MetaMind Plan. The Board believes that additional Shares are necessary to meet the Company’s anticipated equity compensation needs. The proposed Share increase is expected to last approximately one to two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time and our historical forfeiture rates, as well as the number of Shares we have available for grant under our acquired plans. We have also considered stockholder feedback in determining an appropriate number of Shares to seek to add to the 2013 Plan.

Reasons for Voting for the Proposal

Long-Term Equity Is a Key Component of Our Compensation Program

As discussed in the “Compensation Discussion and Analysis” above, our overall compensation objective is to compensate our personnel in a manner that attracts and retains the highly talented employees necessary to manage and staff a fast-paced and

SALESFORCE 2024 PROXY STATEMENT

84

PROPOSAL 3 (CONTINUED)

operationally complex business in an innovative and competitive industry. Our employees are our most valuable asset, and we strive to provide them with compensation packages that are competitive, that reward individual and Company performance and that help meet our retention needs. Equity awards, whose value depends on our stock performance and which require continued service over time before any value can be realized, help achieve these objectives and are a key element of our compensation program. Equity awards also incentivize our employees to manage our business as owners, aligning their interests with those of our stockholders. We believe we must continue to use equity compensation somewhat broadly to help attract, retain and motivate our employees to continue to grow our business, develop new products and ultimately increase stockholder value. As of March 31, 2024, approximately 45,309 of our current and former employees held outstanding equity awards.

The 2013 Plan Requires Additional Shares to Meet Our Forecasted Needs

We currently forecast granting equity awards representing approximately 13,411,757 Shares (or 31,656,483 fungible shares, i.e., taking into account that full value awards such as restricted stock units deplete the 2013 Plan share reserve at a rate of 2.15 Shares for every Share subject to the full value award) over a one-year period, or approximately 2.6% of our Common Stock outstanding as of March 31, 2024. We also anticipate Share forfeitures and cancellations of approximately 3,407,027 Shares (or 6,414,773 fungible shares) over this period, based on our historic rates.

If our expectation for forfeitures is accurate, our net grants (grants less forfeitures and cancellations) over the next year would be approximately 10,004,731 Shares (or 25,241,709 fungible shares), or approximately 2.6% of our Common Stock outstanding as of March 31, 2024.

As described above, the 2013 Plan had 34,337,880 Shares available for grant as of March 31, 2024. Our 2014 Plan allows us to grant awards to new employees as a material inducement to their joining the Company, such as in acquisitions, and The MetaMind, Inc. 2014 Stock Incentive Plan (the “MetaMind Plan”), which was assumed by us in 2016 in connection with our acquisition of MetaMind, allows us to grant awards to employees and consultants of MetaMind as of immediately prior to the acquisition date and employees and consultants of Salesforce hired on or following the acquisition date. We believe additional Shares should be reserved for issuance under our 2013 Plan to meet our estimated near-term equity compensation needs.

We operate in a highly competitive industry and geography for employee talent and do not expect required rates of compensation to decline. One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this would be practical or advisable. We believe that a combination of equity and cash compensation is better for attracting, retaining and motivating employees, particularly in light of the highly innovative and competitive industry in which we operate. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for operations, investment in our business, or return to stockholders through our dividend program or share repurchase program. Furthermore, we do not believe a more cash-oriented program would have the same long-term retention value or serve to align employees’ interests to those of our stockholders as effectively as a program that includes equity.

We Manage Our Equity Incentive Program Thoughtfully

We manage our long-term stockholder dilution by limiting the number of equity awards granted annually and limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward and retain high performing employees. Our three-year average burn rate, which we define as the number of Shares subject to equity awards granted in a fiscal year divided by the weighted average Shares outstanding for that fiscal year, was 2.1% for fiscal years 2022 through 2024 (see chart on page 94 for detailed calculations of our three-year burn rates). We are also mindful of the ratio of our stock-based compensation expense to our revenues over time.

Equity Awards Outstanding

As of March 31, 2024, equity awards outstanding under Salesforce equity plans were approximately: 10,858,104 stock options, no unvested restricted shares, 33,324,592 restricted stock units (“RSUs”) and 2,952,650 unearned performance-based restricted stock units (“PRSUs”) (at target). An additional 477,612 stock options, 347,108 RSUs and no unvested restricted shares were outstanding under equity awards that had been assumed in connection with mergers and other corporate transactions as of March 31, 2024.

As of March 31, 2024, we had 970,283,653 Shares outstanding. Accordingly, our approximately 47,960,066 outstanding awards (not including awards under our employee stock purchase plan) plus 35,197,216 Shares available for future grant under our equity plans (not including awards under our employee stock purchase plan) as of March 31, 2024 represented approximately 8.6% of our Common Stock outstanding (commonly referred to as the “overhang”). As of March 31, 2024, the average weighted per share exercise price of all outstanding stock options (whether granted under Salesforce-originated equity plans or assumed in connection with corporate transactions) was $190.71 and the weighted average remaining contractual term was approximately four years. The closing price of our Common Stock on the NYSE was $276.32 per share on April 17, 2024.

SALESFORCE 2024 PROXY STATEMENT

85

PROPOSAL 3 (CONTINUED)

The 2013 Plan Incorporates Good Compensation and Governance Practices

•	Administration. The 2013 Plan is administered by the Compensation Committee of the Board, which is comprised entirely of independent non-employee directors.

•

Employee eligibility. As of March 31, 2024, approximately 94% of all outstanding equity awards, on a share basis, were held by employees who are not Named Executive Officers or directors. In fiscal 2024, approximately 96% of all equity awards, on a share basis, were granted to employees who are not Named Executive Officers or directors.

•

Minimum vesting for equity awards. The 2013 Plan provides that awards may not become exercisable, vest or settle prior to the one-year anniversary of the date of grant, except in the case of a participant’s death, disability or in the event of a transaction (as described in the 2013 Plan). The foregoing is subject to a 5% exception, as discussed in further detail below.

•

Stockholder approval is required for additional Shares. The 2013 Plan does not contain an annual “evergreen” provision but instead reserves a fixed maximum number of Shares for issuance. Stockholder approval is required to increase that number.

•

Explicit prohibition on repricing without stockholder approval. The 2013 Plan prohibits the repricing, cash-out or other exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

•

No discounted stock options or stock appreciation rights. The 2013 Plan requires that stock options and stock appreciation rights issued under it must have an exercise price equal to at least the fair market value of our Common Stock on the date the award is granted, except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring.

•

No dividends or dividend equivalents are paid until the related RSUs vest. The 2013 Plan provides that dividends or other distributions credited or payable in connection with restricted stock or RSUs are subject to the same restrictions as the underlying award and will not be paid until the underlying award vests.

•

Share-counting provisions. In general, when awards granted under the 2013 Plan expire or are cancelled without having been fully exercised, or are settled in cash, the Shares reserved for those awards are returned to the share reserve and become available for future awards. However, if Shares are tendered to us or withheld by us to pay a stock option’s or stock appreciation right’s exercise price or satisfy such award’s tax withholding obligations, those Shares do not become available for future awards. Also, if a stock appreciation right is exercised, we subtract from the 2013 Plan share reserve the full number of Shares subject to the portion of the stock appreciation right actually exercised, regardless of how many Shares actually were used to settle the stock appreciation right.

•

Full-value awards count more heavily in reducing the 2013 Plan share reserve. The 2013 Plan uses a “fungible share” concept, under which options and stock appreciation rights reduce the share reserve on a one-for-one basis, but full-value awards, such as restricted shares and RSUs, reduce the reserve on a 2.15-for-one basis.

•

Limited transferability. In general, awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, unless otherwise approved by the Board or a committee of the Board administering the 2013 Plan.

•	Annual limits on non-employee director awards. The 2013 Plan limits the number of Shares that may be granted under non-employee director awards each fiscal year.

•	No tax gross-ups. The 2013 Plan does not provide for any tax gross-ups.

Summary of the 2013 Plan

The following is a summary of the operation and principal features of the 2013 Plan. The summary is qualified in its entirety by the 2013 Plan as set forth in Appendix C.

Purpose

The purposes of the 2013 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services to the Company and to promote the success of the Company’s business. These incentives are provided through the granting of stock options, stock appreciation rights, restricted stock awards, RSUs, performance bonus awards, performance shares and performance units.

Authorized Shares

At the 2013 Annual Meeting, our stockholders approved reserving a total of 48 million Shares, plus any Shares reserved but not issued, and not subject to outstanding awards, under the Prior Plans as of the date stockholders initially approved the 2013 Plan, on a one-for-one basis, but limited to a maximum of 23.8 million Shares; and any Shares subject to equity awards outstanding under the Prior Plans as of the date of initial stockholder approval of the 2013 Plan that thereafter expire, are forfeited, repurchased, cancelled or otherwise terminate (or otherwise would have, but for termination of the applicable Prior Plan, again become available for use under such Prior Plan), in this case with Shares underlying stock options and stock appreciation rights that so become available being credited to the 2013 Plan share reserve on a one-for-one basis, and Shares subject to other types of equity awards (i.e., full value awards), being

SALESFORCE 2024 PROXY STATEMENT

86

PROPOSAL 3 (CONTINUED)

credited to the 2013 Plan share reserve on a 2.15-for-one basis; provided, however, that no more than 54,332,000 Shares may be added to the 2013 Plan pursuant to this provision.

Since the adoption of the 2013 Plan, our stockholders have approved reserving an aggregate of 244.7 million additional Shares at our 2015, 2017, 2018, 2019, 2020, 2021, 2022 and 2023 Annual Meetings. Our stockholders are now being asked to approve an additional 36 million Shares to become available for issuance under the 2013 Plan. As of March 31, 2024, we had approximately 34,337,880 Shares available for issuance under the 2013 Plan.

Share Reserve Reduction and Share Recycling

Any Shares subject to options or stock appreciation rights are counted against the 2013 Plan share reserve as one Share for every one Share subject to the award. Any Shares subject to awards granted under the 2013 Plan other than options or stock appreciation rights (i.e., full value awards, including restricted stock, RSUs, performance units and performance shares) are counted against the 2013 Plan share reserve as 2.15 Shares for every one Share subject thereto.

If any award granted under the 2013 Plan expires or becomes unexercisable without having been exercised in full, is surrendered or is forfeited to or repurchased by the Company due to failure to vest, the unpurchased or forfeited or repurchased Shares subject to such award become available for future grant or sale under the 2013 Plan. When Shares underlying full value awards are so returned to the 2013 Plan share reserve, 2.15 Shares are returned to the 2013 Plan reserve for each Share underlying such award.

With respect to the exercise of stock appreciation rights, the gross number of Shares covered by the portion of the exercised award, whether or not actually issued pursuant to such exercise, cease to be available under the 2013 Plan. If Shares subject to restricted stock, RSUs, performance shares or performance units are repurchased by or forfeited to the Company due to failure to vest, such Shares become available for future grant under the 2013 Plan (and increase the 2013 Plan reserve on the 2.15-for-one basis described above).

Shares used to pay the purchase price or satisfy tax withholding obligations of awards other than stock options or stock appreciation rights become available for future issuance under the 2013 Plan. However, Shares used to pay the exercise price or purchase price of an option or stock appreciation right or to satisfy tax withholding obligations relating to such awards do not become available for future issuance under the 2013 Plan.

Adjustments to Shares Subject to the 2013 Plan

In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property, but excepting normal cash dividends), recapitalization, stock split, reverse stock split, reorganization, reincorporation, reclassification, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure affecting the Company’s Common Stock, the Administrator (as defined below), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan, will adjust the number and class of Shares that may be delivered under the 2013 Plan, the number, class and price of Shares subject to outstanding awards and the numerical award limitations. Any fractional Shares resulting from the adjustment will be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any award be decreased to an amount less than the par value.

Administration

The 2013 Plan will be administered by the Board or a committee of individuals satisfying applicable laws appointed by the Board (the “Committee”). The Board has appointed its Compensation Committee as the Committee administering the 2013 Plan. Different Committees may administer the 2013 Plan with respect to different groups of service providers. If the Administrator desires to qualify grants to certain officers and key employees of the Company as exempt under Rule 16b-3 of the Exchange Act, the members of the Committee must qualify as “non-employee directors” under such rule. (For purposes of this summary of the 2013 Plan, the term “Administrator” will refer to either the Committee or the Board.) The Administrator may delegate day-to-day administration of the 2013 Plan, and any of the functions assigned to it, to one or more individuals.

Subject to the terms of the 2013 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive awards, to determine the terms and conditions of awards (including the exercise price, the method of payment for Shares purchased under awards, the method of satisfaction of any tax withholding obligation arising in connection with an award, and the exercise terms for any award), to modify or amend each award subject to the restrictions of the 2013 Plan (including to accelerate vesting or waive forfeiture restrictions subject to any minimum vesting requirements set forth in the 2013 Plan), and to interpret the provisions of the 2013 Plan and outstanding awards. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of Shares that otherwise would be due to such participant, provided that, unless expressly determined by the Administrator, such deferral election must comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance promulgated thereunder (“Section 409A”). The Administrator may make rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the 2013 Plan of any award agreement and may make all other determinations deemed necessary or advisable for administering the 2013 Plan.

Notwithstanding the foregoing, the Administrator cannot institute, without prior stockholder approval, an exchange program whereby the exercise prices of outstanding awards may be reduced, outstanding awards may be surrendered or cancelled in exchange for awards with a higher or lower exercise price, or outstanding awards may be transferred to a third party.

SALESFORCE 2024 PROXY STATEMENT

87

PROPOSAL 3 (CONTINUED)

Eligibility

Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any parent, subsidiary, or affiliate of the Company. Performance Bonus Awards may only be granted to employees of the Company or any parent, subsidiary, or affiliate of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 31, 2024, there were approximately 73,657 employees, including five Named Executive Officers and 11 non-employee directors, each of whom would be eligible to be granted awards under the 2013 Plan. In principle, any consultant to the Company is eligible to participate in the 2013 Plan, subject to certain SEC limitations. However, the Company’s current practice is generally not to grant equity awards to consultants except in certain limited cases. In fiscal 2024, seven consultants received equity awards under the 2013 Plan.

Minimum Vesting

Notwithstanding anything in the 2013 Plan to the contrary, equity-based awards granted under the 2013 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that the Administrator may provide that awards become exercisable, vest or settle prior to such date in the event of the participant’s death or disability or in the event of a transaction described in the 2013 Plan. Notwithstanding the foregoing, up to 5% of the sum of (a) the number of Shares available for future grants on the date the Board approved the amended and restated version of the 2013 Plan (34,337,880 Shares as of March 31, 2024), plus (b) the proposed increase in the number of Shares available for issuance under the 2013 Plan (as described above), may be issued pursuant to awards subject to any, or no, vesting conditions, as the Administrator determines appropriate.

Stock Options

Options granted under the 2013 Plan are evidenced by a written agreement between the Company and the participant specifying the number of Shares subject to the option, the exercise price, the expiration date of the option, any conditions to exercise the options, and the other terms and conditions of the option, consistent with the requirements of the 2013 Plan.

The exercise price per Share of each option may not be less than the fair market value of a Share of the Company’s Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a Share on the date of grant. In addition, stock options may be granted with an exercise price per share of less than the fair market value of a Share of the Company’s Common Stock in certain situations in which we are assuming or replacing options granted by another company that we are acquiring. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. Generally, the fair market value of the Common Stock is the closing sales price per share on the relevant date as quoted on the NYSE.

The 2013 Plan provides that the Administrator will determine acceptable forms of consideration for exercising an option. An option is deemed exercised when the Company receives the notice of exercise and full payment for the Shares to be exercised, together with applicable tax withholdings.

Options are exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option is as specified in the award agreement, provided that options may not have a term of more than seven years, and provided further that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years.

The Administrator determines and specifies in each written award agreement, and solely in its discretion, the period of post-termination exercise applicable to each option. In the absence of such a determination by the Administrator, the participant generally is able to exercise the option to the extent vested for (i) 90 days following the participant’s termination as a service provider for reasons other than death, disability, or cause and (ii) 12 months following his or her termination due to death or disability. If the exercise of the option is prevented by applicable law within the time periods otherwise applicable, the option generally will remain exercisable for 90 days (or such longer period determined by the Administrator) following the date the participant received notice that the option is exercisable. If a sale within the applicable post-termination exercise period would subject the participant to suit under Section 16(b) of the Exchange Act, the option generally will remain exercisable until the 10th day following the date on which a sale of the Shares by the participant would no longer be subject to suit. Options terminate immediately upon the participant’s termination for cause. In no event can an option be exercised after the expiration of the term of the option.

Restricted Stock Awards

Awards of restricted stock are rights to acquire or purchase Shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Restricted stock awards are evidenced by a written agreement between the Company and the participant specifying the number of Shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2013 Plan.

SALESFORCE 2024 PROXY STATEMENT

88

PROPOSAL 3 (CONTINUED)

Restricted stock awards are subject to vesting conditions as the Administrator specifies, and the Shares acquired may not be transferred by the participant until the vesting conditions (if any) are satisfied. The Administrator may establish vesting criteria in its discretion, which may be based on continued employment or service, company-wide, departmental, divisional, business unit, or individual goals, applicable federal or state securities laws, or any other basis and which may include the performance goals listed below, and which, depending on the extent to which they are met, will determine the number of shares subject to the restricted stock award to become vested and no longer subject to forfeiture. Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service.

Participants holding restricted stock generally have the right to vote the Shares and to receive any dividends paid, provided that dividends or other distributions credited or payable in connection with shares of restricted stock that are not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.

Restricted Stock Units

The Administrator may grant RSUs which represent a right to receive Shares at a future date as set forth in the participant’s award agreement. RSUs granted under the 2013 Plan are evidenced by a written agreement between the Company and the participant specifying the number of RSUs subject to the award, any vesting conditions, and other terms and conditions of the award, consistent with the requirements of the 2013 Plan.

RSUs vest if the performance goals or other vesting criteria the Administrator may establish are achieved. Earned RSUs may be settled, in the sole discretion of the Administrator, in cash, Shares, or a combination of both. The Administrator may establish vesting criteria in its discretion, which may be based on continued employment or service, company-wide, departmental, divisional, business unit, or individual goals, applicable federal or state securities laws, or any other basis and which may include the performance goals listed below, and which, depending on the extent to which they are met, will determine the number of Shares or amount of cash to be paid out to participants.

A participant will forfeit any unearned RSUs as of the date or under the conditions set forth in the award agreement.

Participants holding RSUs have no voting rights with respect to the Shares represented by the RSUs until the date the underlying Shares are issued, consistent with the terms of the 2013 Plan. The Administrator, in its sole discretion, may provide in the participant’s award agreement that the participant shall be entitled to receive dividend equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the RSUs are settled, consistent with the terms of the 2013 Plan. Settlement of dividend equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator. Except as otherwise provided in the participant’s award agreement, dividend equivalents, if any, shall accrue in additional RSUs based on the amount of dividend equivalents payable divided by the fair market value of a Share as of the date such dividend equivalents are credited. Any additional RSUs or other dividend equivalents resulting from any accrued dividend equivalents will be subject to the same terms and conditions, including vesting conditions, as the RSUs to which they relate and shall not vest or be paid prior to the time that the underlying award vests. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company, appropriate adjustments will be made to a participant’s RSU award so that it represents the right to receive upon settlement any new, substituted or additional securities or other property (other than normal cash dividends) to which the participant would be entitled by reason of the Shares issuable upon settlement of the award and any new, substituted, or additional securities or other property will be subject to the same vesting conditions as are applicable to the award.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of a Share between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the 2013 Plan is to be evidenced by a written agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the 2013 Plan.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a Share on the date of grant, except in certain situations in which we are assuming or replacing stock appreciation rights granted by another company that we are acquiring. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying (i) the difference between the fair market value of a Share on the date of exercise over the exercise price by (ii) the number of exercised Shares. The Company may pay the appreciation in cash, in Shares, or in some combination thereof. The term of a stock appreciation right must be no more than seven years from the date of grant. The terms and conditions relating to the period of post-termination exercise with respect to options described above also apply to stock appreciation rights.

Performance Units and Performance Shares

Performance units and performance shares may also be granted under the 2013 Plan. Each award of performance units or performance shares granted under the 2013 Plan is to be evidenced by a written agreement between the Company and the participant specifying any vesting conditions, the number of performance units or performance shares (as applicable), and other terms and conditions of the

SALESFORCE 2024 PROXY STATEMENT

89

PROPOSAL 3 (CONTINUED)

award, consistent with the requirements of the 2013 Plan. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria (if any) the Administrator may establish are achieved or the awards otherwise vest (if applicable). Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, Shares, or in a combination thereof. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis), and which, depending on the extent to which they are met, will determine the number or value of performance units and performance shares to be paid out to participants.

Performance units will have an initial value established by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a Share on the grant date. A participant will forfeit any performance shares or performance units that are unearned or unvested as of the date set forth in the award agreement.

Participants holding performance units or performance shares have no voting rights with respect to the Shares represented by the performance units or performance shares until the date the underlying Shares are issued, consistent with the terms of the 2013 Plan. No dividend equivalents may be granted with respect to performance units. However, the Administrator, in its sole discretion, may provide in the participant’s performance share award agreement that the participant will be entitled to receive dividend equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the performance shares are settled, consistent with the terms of the 2013 Plan. Settlement of dividend equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator. Except as otherwise provided in the participant’s award agreement, dividend equivalents, if any, shall accrue in additional performance shares based on the amount of dividend equivalents payable divided by the fair market value of a Share as of the date such dividend equivalents are credited. Any additional performance shares or other dividend equivalents resulting from any accrued dividend equivalents will be subject to the same terms and conditions, including vesting conditions, as the performance shares to which they relate and shall not vest or be paid prior to the time that the underlying award vests. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company, appropriate adjustments will be made to a participant’s award of performance shares so that it represents the right to receive upon settlement any new, substituted or additional securities or other property (other than normal cash dividends) to which the participant would be entitled by reason of the Shares issuable upon settlement of the award and any new, substituted, or additional securities or other property will be subject to the same vesting conditions as are applicable to the award.

Performance Bonus Awards

Performance bonus awards may also be granted under the 2013 Plan to employees in the form of a cash bonus payable upon the attainment of performance goals or objectives determined by the Administrator. The Administrator has complete discretion to determine the amount of the cash bonus that can be earned under a performance bonus award, provided that no one participant may be granted performance bonus awards under the 2013 Plan that could result in the participant receiving more than $10,000,000 in any one fiscal year of the Company.

Performance Goals

The Administrator (in its discretion) may make performance goals applicable to an award recipient with respect to any award granted in its discretion, including but not limited to one or more of the performance goals listed below. Awards granted under the 2013 Plan and subject to achievement of performance goals may be subject to achievement of one or more of the following measures: revenue, gross margin, operating margin, operating income, operating profit or net operating profit, pre-tax profit, earnings (which may include earnings before interest, taxes and depreciation, earnings before taxes and net earnings), net income, cash flow (including operating cash flow or free cash flow), expenses, the market price of the Company’s Common Stock, earnings per share, return on stockholder equity, return on capital, return on assets or net assets, return on equity, return on investment, economic value added, number of customers, stock price, growth in stockholder value relative to the moving average on the S&P 500 Index or another index, market share, contract awards or backlog, overhead or other expense reduction, credit rating, objective customer indicators, new product invention or innovation, attainment of research and development milestones, or improvement in productivity, as well as any additional measures or metrics deemed appropriate by the Administrator.

The performance goals applicable to awards may differ from participant to participant and from award to award. The Administrator in its discretion determines whether and the extent to which any performance goals are or are not satisfied and to which awards subject to performance goals are earned or settled, including whether any significant elements or items shall be included in or excluded from the calculation of any performance goal with respect to any awards or participants.

Grants to Non-Employee Directors

Our non-employee directors are eligible to receive all awards under the 2013 Plan, except incentive stock options and performance bonus awards, and subject to the limits described below.

SALESFORCE 2024 PROXY STATEMENT

90

PROPOSAL 3 (CONTINUED)

Individual Award Limitations

The 2013 Plan contains annual grant limits. Specifically, subject to the adjustment provisions of the 2013 Plan, the maximum number of Shares or dollars that can be subject to awards granted to any one employee in any fiscal year is:

Award Type	Annual Number of Shares or Dollar Value	Additional Shares or Dollar Value in Connection with New Hire*	Maximum Number of Shares and/or Dollars
Stock Options, Stock Appreciation Rights or Combination Thereof	20,000,000 shares	8,000,000 shares	28,000,000 shares
Restricted Stock, RSUs, Performance Shares or Combination Thereof	10,000,000 shares	4,000,000 shares	14,000,000 shares
Performance Units	$15,000,000	$5,000,000	$20,000,000
*	May be granted in the Company’s fiscal year in which the employee’s employment with the Company (or a parent or subsidiary corporation of the Company or an affiliate of the Company) first commences.

In addition, the 2013 Plan limits the granting of cash performance bonus awards, such that no one employee may be granted performance bonus awards that could result in the employee receiving more than $10,000,000 in any one fiscal year of the Company.

If an award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a merger of the Company with or into another corporation or entity or a change in control of the Company), the cancelled award will be counted against the limitations described above.

The 2013 Plan also provides that no non-employee director may be granted awards that cover more than 60,000 Shares in any one fiscal year of the Company, subject to the adjustment provisions of the 2013 Plan, provided that any awards granted to an individual while he or she was an employee or consultant but not a non-employee director shall not count for purposes of this limitation. This limit was determined after consultation with the Compensation Committee’s independent compensation consultant, Compensia, Inc.

The limit is consistent with the Company’s non-employee director compensation program, described in more detail starting on page 31.

The Administrator will adjust the Share limitations in this section in the event of any adjustment to the Company’s Shares discussed above (under “Adjustments to Shares Subject to the 2013 Plan”).

Transferability of Awards

Awards granted under the 2013 Plan generally are not transferable, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant (or the participant’s guardian or legal representative).

Dissolution or Liquidation

In the event of the Company’s proposed dissolution or liquidation, the Administrator will notify each participant in writing as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.

Change in Control

The 2013 Plan provides that, in the event of a merger or our “change in control” (as defined in the 2013 Plan), the Administrator will have authority to determine the treatment of outstanding awards, including, without limitation, that awards be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Administrator will not be required to treat all outstanding awards similarly.

If the successor corporation does not assume or substitute outstanding awards, the options and stock appreciation rights will become fully vested and exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, unless determined otherwise by the Administrator, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted in the event of a change in control, the Administrator will notify the participant in writing that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

If the successor corporation assumes or substitutes outstanding awards held by a non-employee director and the non-employee director’s status as a director of the Company or a director of the successor or acquiring company terminates other than upon voluntary resignation by the non-employee director (unless such resignation is at the request of the acquirer), then any options and stock appreciation rights held by the non-employee director will fully vest and become immediately exercisable. In addition, in such circumstances, all restrictions on restricted stock and RSUs held by such non-employee director will lapse, and, unless otherwise determined by the Administrator, all performance goals or other vesting requirements will be deemed achieved at 100% and all other terms and conditions met.

SALESFORCE 2024 PROXY STATEMENT

91

PROPOSAL 3 (CONTINUED)

Termination or Amendment

The 2013 Plan, as amended and restated and described in this proposal, will automatically terminate on March 21, 2034. The Administrator may terminate or amend the 2013 Plan at any time; however, no amendment may be made without stockholder approval except as described under “Administration” above on page 87. No termination or amendment may materially impair the rights of any participant unless required by applicable law or mutually agreed between the participant and the Administrator.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2013 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside. As a result, tax consequences for any particular participant may vary from this summary based on individual circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their Shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the Shares. If an optionee satisfies such holding periods upon a sale of the Shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of Shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the Shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the Shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the Shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the regular tax for the year.

Special rules may apply with respect to certain subsequent sales of the Shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the Shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the Shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the Shares are acquired. Upon the sale of Shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

SALESFORCE 2024 PROXY STATEMENT

92

PROPOSAL 3 (CONTINUED)

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of Shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. Any additional gain or loss recognized upon any later disposition of any Shares received would be capital gain or loss.

Performance Shares, Performance Units, and Performance Bonus Awards

A participant generally will recognize no income upon the grant of a performance share, a performance unit, or performance bonus award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted Shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any Shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Dividend Equivalents

A participant generally will not recognize taxable income upon the crediting of a dividend equivalent. However, upon the settlement of a dividend equivalent, whether in cash, Shares or a combination thereof, the participant normally will recognize ordinary income in the year of receipt in an amount equal to the amount of cash and/or fair market value of any Shares received.

Section 409A

Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2013 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the 2013 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Section 162(m) limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to certain “covered employees.” Covered employees generally include any executive officer whose compensation was required to be disclosed in the Company’s annual proxy statement. Therefore, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our covered employees.

The foregoing is only a summary of the effects of the U.S. federal income taxation upon participants and the Company with respect to awards under the 2013 Plan. It does not purport to be complete, and does not discuss the impact of employment or other tax requirements, the tax consequences of a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

SALESFORCE 2024 PROXY STATEMENT

93

PROPOSAL 3 (CONTINUED)

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that an employee, director or consultant may receive under the 2013 Plan is in the discretion of the Administrator and therefore cannot be determined in advance.

The following table sets forth, since the initial adoption of the 2013 Plan and with respect to the individuals and groups named below: the aggregate number of Shares subject to options granted under the 2013 Plan (whether or not outstanding, vested or forfeited, as applicable) as of March 31, 2024, and the aggregate number of Shares subject to awards of restricted stock and RSUs (including PRSUs, calculated at target performance) granted under the 2013 Plan (whether or not outstanding, vested or forfeited, as applicable) as of March 31, 2024.

Name of Individual or Group	Number of Options Granted (#)	Number of Shares subject to Stock Awards (#)

Marc Benioff Chair of the Board and Chief Executive Officer	5,869,129	809,004

Amy Weaver President and Chief Financial Officer	868,419	324,277

Srinivas Tallapragada President and Chief Engineering Officer	1,067,275	383,575

Brian Millham President and Chief Operating Officer	1,718,649	308,708

Sabastian Niles President and Chief Legal Officer	—	82,205

All current executive officers as a group	11,408,089	2,535,047

All current non-employee directors as a group	—	593,103

Each associate of any such directors or executive officers	—	—

Each other person who received or is to receive five percent of such options, warrants or rights	—	—

All other current employees (including all current officers who are not executive officers) as a group	17,404,776	73,552,207

Registration with the SEC

Subject to stockholder approval of this proposal, the Company intends to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the 2013 Plan in the second quarter of fiscal 2024.

Detailed Three-Year Average Burn Rate Calculation

	FY22	FY23	FY24	Average
Options granted under all plans(1)	7,023,120	7,695,801	401,771
RSUs and restricted stock awards granted under all plans(1)	12,308,788	18,034,605	14,315,983
PRSUs granted under all plans(2)	442,063	536,599	1,324,811

Total granted	19,733,971	26,267,005	16,042,565
PRSUs earned and vested under all plans(2)	441,074	58,204	—
Weighted Average # of Common Shares Outstanding	955,093,126	992,224,938	974,235,385
Burn Rate	2.1%	2.6%	1.6%	2.1%
(1)	This table does not include appreciation and full value awards assumed in acquisitions.
(2)	The PRSUs noted in the table were granted in the year indicated but such PRSUs vest, if at all, following a three-year performance period from the date of grant.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote FOR the proposal to amend and restate the 2013 Equity Incentive Plan to increase the number of plan shares reserved for issuance and extend the plan term.

SALESFORCE 2024 PROXY STATEMENT

94

PROPOSAL 4

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025. The Board recommends that stockholders vote for ratification of such appointment. Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by law or our Bylaws. However, we are seeking stockholder ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, the Board will reconsider its selection. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our stockholders’ best interests.

We expect representatives of Ernst & Young LLP to be present at the Annual Meeting and available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

Please see “Review of Independent Auditor” on page 80 for information regarding the factors considered by the Audit Committee in determining to reengage Ernst & Young LLP.

Engagement Letter and Fee Disclosure

In connection with the audit of the fiscal 2024 financial statements, our Audit Committee entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young’s audit engagement.

The following table sets forth the aggregate audit fees billed and expected to be billed by Ernst & Young for the indicated fiscal year and the fees billed by Ernst & Young for all other services rendered during the indicated fiscal year.

	Fiscal 2024	Fiscal 2023

Audit Fees, plus consultations(1)	$23,227,000	$21,143,000

Audit-Related Fees(2)	$5,991,000	$6,376,000

Tax Fees(3)	$4,185,000	$5,010,000

All Other Fees	—	—

Total	$33,403,000	$32,529,000

(1)

Audit Fees consist of fees incurred for professional services rendered for the integrated audit of our annual consolidated financial statements, review of the quarterly consolidated financial statements and foreign statutory audits and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements. Audit fees also include accounting consultations and research related to the integrated audit.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These include fees for the audit of an employee benefit (401(k)) plan, service organization control examinations, pre-implementation reviews of system or process changes as well as a review of select sustainability metrics.

(3)	Tax Fees consist of fees billed for tax compliance, consultation and planning services.

Pre-Approval of Audit and Non-Audit Services

All audit and non-audit services provided by Ernst & Young LLP to the Company must be pre-approved by the Audit Committee. The Audit Committee uses the following procedures in pre-approving all audit and non-audit services provided by Ernst & Young LLP. The Audit Committee is presented with a detailed listing of the individual audit and non-audit services and fees (separately describing audit-related services, tax services and other services) expected to be provided by Ernst & Young LLP during the year. Quarterly, the Audit Committee is presented with an update of any new audit and non-audit services to be provided by Ernst & Young LLP. The Audit Committee reviews the update and approves the services outlined therein if such services are acceptable to the Audit Committee. To ensure prompt handling of unexpected matters, the Audit Committee delegates to the chair of the Audit Committee the authority to amend or modify the list of audit and non-audit services and fees. However, approval of such additional or amended services is not permitted if it would affect Ernst & Young LLP’s independence under applicable SEC rules. The chair of the Audit Committee reports any such action taken to the Audit Committee at the next Audit Committee meeting.

SALESFORCE 2024 PROXY STATEMENT

95

PROPOSAL 4 (CONTINUED)

All Ernst & Young LLP services and fees reported under “Engagement Letter and Fee Disclosure” were approved according to the procedures described above.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

SALESFORCE 2024 PROXY STATEMENT

96

PROPOSAL 5

PROPOSAL 5 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to cast an advisory vote to approve the compensation of the Named Executive Officers during fiscal 2024 as disclosed in this Proxy Statement in accordance with the requirements of Section 14A of the Exchange Act. This Proposal gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation program.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate and retain the Named Executive Officers, who are critical to our success, and to align their interests with the long-term interests of our stockholders. Under this program, the Named Executive Officers are rewarded for the achievement of both corporate and individual performance goals, which are intended to result in increased stockholder value. Please read the “Compensation Discussion and Analysis” and the compensation tables and narrative disclosure that follow for additional details about our executive compensation program, including information about the fiscal 2024 compensation of the Named Executive Officers.

Advisory Vote and Board of Directors’ Recommendation

We request stockholder approval of the fiscal 2024 compensation of the Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the “Compensation Discussion and Analysis,” the compensation tables and the narrative disclosure that accompany the compensation tables in this Proxy Statement). This vote is not intended to address any specific element of compensation, but rather the overall compensation of the Named Executive Officers and the compensation philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution:

“RESOLVED, that the stockholders of Salesforce, Inc. approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders of the Company, pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table for Fiscal 2024 and the other compensation tables and narrative disclosure within such Proxy Statement.”

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal.

As an advisory vote, the outcome of the vote on this Proposal is not binding. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of this vote when making future executive compensation decisions.

Under our current policy of providing for annual votes, we expect that our next advisory vote to approve named executive officer compensation will occur at our 2025 Annual Meeting.

The Board of Directors recommends a vote FOR approval, on an advisory basis,

of the compensation of the Named Executive Officers.

SALESFORCE 2024 PROXY STATEMENT

97

PROPOSAL 6

PROPOSAL 6 — STOCKHOLDER PROPOSAL REGARDING AN INDEPENDENT CHAIR OF THE

BOARD

The Company has been advised that the National Legal and Policy Center, 2217 Matthews Township Parkway, Suite D-229, Matthews, North Carolina 28105, beneficial owner of more than $2,000 worth of the Company’s common stock, intends to submit the proposal set forth below at the Annual Meeting:

RESOLVED: Shareholders request the Board of Directors adopt as policy, and amend the governing documents as necessary, to require hereafter that that two separate people hold the office of the Chairman and the office of the CEO as follows:

Selection of the Board Chair: The Board requires the separation of the offices of the Chair of the Board and the Chief Executive Officer.

Whenever possible, the Board Chair shall be an Independent Director.

The Board may select a Temporary Chair who is not an Independent Director to serve while the Board seeks an Independent Board Chair.

The Chair should not be a former CEO of the company.

Selection of the Board Chair shall be consistent with applicable law and existing contracts.

Supporting Statement by Stockholder Proponent

The Chief Executive Officer of Salesforce, Inc. is also Board Chairman. These roles – each with separate, different responsibilities that are critical to the health of a successful corporation – are greatly diminished when held by a singular company official, weakening its governance structure.

Expert perspectives substantiate our position:

•

According to the CFA Institute Research and Policy Center, “Combining [Chair and CEO] positions may give undue influence to executive board members and impair the ability and willingness of board members to exercise their independent judgment ... Many jurisdictions consider the separation of the chair and CEO positions a best practice because it ensures that the board agenda is set by an independent voice uninfluenced by the CEO.”[1]

•

A pair of business law professors wrote for Harvard Business Review that “letting the CEO chair the board can compromise board discussion quality, weakening the corporation’s risk management ability ... Splitting the CEO and board chair jobs between two people can help strengthen the quality of questions the corporation asks itself. When those questions remain weak, the organization is less likely to develop strategies that mitigate risk.”[2]

•

Proxy adviser Glass Lewis wrote in 2021, “the presence of an independent chair fosters the creation of a thoughtful and dynamic board not dominated by the views of senior management ... the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO is responsible for self -oversight.”[3]

•

Of former CEOs serving as Chairs, CFA Institute says, “this arrangement could impair the board’s ability to act independently of undue management influence ... Such a situation also increases the risk that the chair may hamper efforts to undo the mistakes made as chief executive.”

According to the 2022 Spencer Stuart Board Index survey, 51 percent of S&P 500 companies had separate CEOs and Board Chairs in 2017 versus 57 percent in 2022.4 The growing trend signifies the changing sentiment towards Chair independence.

[1]	https://rpc.cfainstitute.org/-/media/documents/articIe/position-paper/corporate-governance-of-Iisted-companies-3rd-edition.pdf
[2]	https://hbr.org/2020/03/why-the-ceo-shouldnt-also-be-the-board-chair
[3]	https://www.glasslewis.com/wp-content/uploads/2021/03/ln-Depth-lndependent-Chair.pdf
[4]	https://www.spencerstuart.com/-/media/2022/october/ssbi2022/2022_us_spencerstuart_board_index_final.pdf

SALESFORCE 2024 PROXY STATEMENT

98

PROPOSAL 6 (CONTINUED)

The Company’s Statement of Opposition

The Board of Directors recommends a vote AGAINST Proposal 6:

The Board believes it is important to retain flexibility to determine the most appropriate leadership structure for the Board, in light of the Company’s circumstances and Board composition at any given time. Eliminating this flexibility in favor of the rigid and prescriptive approach of this proposal is not in the best interests of the Company or our stockholders.

•

This proposal is out of line with industry and market practice. It unduly restricts the Board’s ability to determine the appropriate leadership structure for the Board at any given time, including by expressly prohibiting the Board from selecting a former CEO to serve as Chair of the Board.

•

The Board believes that its current leadership structure benefits our stockholders. As Chair and CEO, Marc Benioff provides a clear strategic vision and leadership that draws on years of experience and in-depth knowledge of our business and industry. Our corporate governance practices promote effective independent oversight, including from an active and empowered Lead Independent Director as well as fully engaged and independent key committees.

•

The Board recently took steps to enhance its independent oversight practices. In the last two years, the Company effected a Lead Independent Director transition, expanded the Lead Independent Director role, and made committee structure and membership changes.

•	We reached out to the proponent to discuss this proposal and exchange perspectives on this topic, but the proponent declined to speak with us.

The Board has acted in the best interests of our stockholders and the Company to identify the most appropriate leadership structure based on the needs of the Company at a given time, with no fixed rule on whether the offices of Chair and CEO are vested in the same person or two different people. The Board is committed to sound corporate governance that facilitates strong independent leadership and effective and informed decision-making. The Board regularly reviews its leadership structure to assess whether it continues to best serve the evolving needs of the Board and the Company. In doing so, the Board considers the business environment, the Company’s strategy, investor views, the individuals available to serve in different leadership roles, academic perspectives, and market practices. At this time, the Board believes that having one individual, Mr. Benioff, serve as both Chair and CEO, paired with a strong Lead Independent Director who is selected by the independent directors, and fully independent members and chairs of the Audit and Finance, Compensation, and Nominating and Corporate Governance committees, confers distinct advantages such as:

•

having a Chair who can draw on detailed institutional knowledge of the Company and industry experience from serving as co-founder and CEO, which enables him to provide the Board with focused leadership, particularly in discussions about the Company’s strategy, business plans and related risks;

•	helping to ensure that the Company presents its message and strategy to stockholders, employees, customers and other stakeholders through one unified voice; and

•	enabling efficient and effective decision-making and focused accountability.

Given the strong mission, vision and leadership that has produced our history of sustained, strong operational and financial performance through past business cycles and our successful transformation over the past year, the Board believes that our stockholders continue to be best served by this leadership structure. Under the current structure, we have executed on key aspects of our strategy and delivered strong results for our stockholders across key metrics, such as cash flow and non-GAAP operating margin, despite a cautious macroeconomic environment. We also recently introduced a quarterly dividend program and increased our share repurchase authorization. Under Mr. Benioff’s leadership, we have continued to lay the foundation for future success by delivering innovation for our customers, particularly in the areas of artificial intelligence and our Data Cloud offering.

In 2022, as we set the Company’s business transformation in motion, we further strengthened the Board’s independent oversight of management and the Company, including through the appointment of a new Lead Independent Director, Robin Washington, and expansion of the scope of authority and responsibilities for the role. Since assuming the Lead Independent Director role in 2022, Ms. Washington, a seasoned former officer and director of large public technology and other companies, has provided independent Board leadership and robust oversight of management. Based on stockholder feedback and evolving best practices, the Board also updated our Corporate Governance Guidelines at that time to expressly state specific, expanded responsibilities and authority of the Lead Independent Director, which include:

•	Presiding at executive sessions and meetings of the Board where the Chair is not present.

•	Reviewing and approving, or providing input and consultation on, materials sent to the Board in connection with its regular or special meetings or other decision-making or deliberations.

SALESFORCE 2024 PROXY STATEMENT

99

PROPOSAL 6 (CONTINUED)

•

Reviewing and approving, or providing input and consultation on, the agenda and schedule for Board meetings to provide for appropriate coverage of relevant topics throughout the year and as needed to address emerging developments, and to allow sufficient time for discussion of agenda items.

•	Serving as a liaison between the Chair and the independent directors, and as a liaison among committee chairs.

•	Being available for consultation meetings and communication with major stockholders as necessary.

•	Overseeing the Board evaluation process.

•	Meeting and coordinating with other directors, as appropriate, and other constituencies.

•	Advising on the formation of any new standing or ad hoc committees of the Board.

•	Calling executive sessions of the independent directors as appropriate.

Ms. Washington has upheld the Board’s long-standing commitment to active and engaged oversight. Among other activities, she has communicated frequently and directly with each of the non-management directors, guided an expanded Board review and evaluation process with support from an outside advisor, spent significant time in meetings with the CEO and other members of management, and met with many of our key stockholders.

In the context of our demonstrated commitment to independent oversight and our current governance practices, the Board believes that this proposal’s limiting and prescriptive approach is not necessary to ensure effective oversight and accountability. In recent years, the Board and Company have taken significant steps to build even stronger relationships with our stockholders and to respond to stockholder feedback. The Board’s governance practices collectively demonstrate its commitment to active and independent oversight. In addition to the governance structures described above and the other governance practices highlighted in this proxy statement under “Board and Governance Best Practices,” we regularly provide stockholders with opportunities to deliver direct feedback through annual meetings and extensive year-round stockholder engagement, including active involvement and dialogue by our Lead Independent Director and other independent directors.

Conclusion. The Board carefully and regularly evaluates its leadership structure to determine the structure that will best serve the interests of Salesforce and its stockholders at any given time. The Board believes that the independence of the Board and its key committees, the Board’s current corporate governance practices and oversight protections, and the significant and meaningful role of our Lead Independent Director in leading the Board complement our combined Chair and CEO role to enable effective Board oversight, while allowing both the Board and management to benefit from Mr. Benioff’s in-depth knowledge of the risks and opportunities faced by the Company. Our leadership structure has served stockholders well for many years and the Board believes that it continues to be the optimal structure for Salesforce at this time. This proposal’s rigid approach to board leadership is neither necessary nor in the best interests of our stockholders.

Vote Required and Board of Directors’ Recommendation

For the foregoing reasons, the Board believes that this proposal is not in the best interests of the Company or our stockholders and recommends that you vote AGAINST Proposal 6.

Approval of this proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote AGAINST Proposal 6.

SALESFORCE 2024 PROXY STATEMENT

100

PROPOSAL 7

PROPOSAL 7 — STOCKHOLDER PROPOSAL REQUESTING STOCKHOLDER APPROVAL OF CERTAIN EXECUTIVE SEVERANCE ARRANGEMENTS

The Company has been advised that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, beneficial owner of more than $2,000 worth of the Company’s common stock, intends to submit the proposal set forth below at the Annual Meeting:

Proposal 7 — Shareholder Opportunity to Vote on Excessive Golden Parachutes

Shareholders request that the Board adopt a policy to seek shareholder approval of senior managers’ new or renewed pay package that provides for golden parachute payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus. This proposal only applies to Named Executive Officers.

Supporting Statement by Stockholder Proponent

Golden parachute payments include cash, equity or other compensation that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination.

“Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities; perquisites or benefits not vested under a plan generally available to management employees; post-employment consulting fees or office expense; and equity awards if vesting is accelerated, or a performance condition waived, due to termination.

The Board shall retain the option to seek shareholder approval at an annual meeting after material terms are agreed upon.

Generous performance-based pay can sometimes be justified but shareholder ratification of golden parachutes better aligns management pay with shareholder interests.

This proposal is relevant even if there are current golden parachute limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are a non-binding shareholder vote is required for unreasonably high golden parachutes.

This proposal places no limit on long-term equity pay or any other type pay. This proposal thus has no impact on the ability to attract executive talent or discourage the use of long-term equity pay because it places no limit on golden parachutes. It simply requires that extra large golden parachutes be subject to a non-binding shareholder vote at a shareholder meeting already scheduled for other matters.

This proposal is relevant because the annual say on executive pay vote does not have a separate section for approving or rejecting golden parachutes.

The topic of this proposal received and between 51% and 65% support at:

FedEx

Spirit AeroSystems

Alaska Air

Fisery

Please vote yes:

Shareholder Opportunity to Vote on Excessive Golden Parachutes — Proposal 7

SALESFORCE 2024 PROXY STATEMENT

101

PROPOSAL 7 (CONTINUED)

The Company’s Statement of Opposition

The Board of Directors recommends a vote AGAINST Proposal 7:

The Board believes the concerns raised by the proponent are already and more appropriately addressed by our existing cash severance limitation policy, which limits cash severance for our Section 16 officers to no more than 2.99x base salary plus annual bonus target, absent stockholder approval. Because the Company already has a cash severance limitation policy in place, adopting the policy requested by the proponent would be unduly restrictive and not in the best interests of the Company or our stockholders.

•

Our executive compensation policies and practices effectively balance executive and stockholder interests by providing the opportunity to structure post-termination compensation within reasonable and appropriate parameters.

•

This proposal would unduly restrict the Compensation Committee and Board’s ability to exercise their judgment to tailor the Company’s executive compensation programs to meet the Company’s needs at any given time.

•

Our cash severance limitation policy already provides that the Company may not commit to any cash severance payment that will exceed 2.99 times the sum of base salary plus target bonus for any Section 16 officers without stockholder approval.

•	Stockholders have existing mechanisms to raise concerns regarding our executive compensation programs.

•	Adoption of this proposal could prevent us from effectively recruiting, motivating and retaining the highest quality candidates in a competitive talent market.

•	We engaged with the proponent to discuss this proposal and exchange perspectives on this topic.

This proposal would unduly restrict the Compensation Committee and Board’s ability to exercise their judgment to tailor the Company’s executive compensation programs to meet the Company’s particular needs at any given time. The Board and its Compensation Committee, composed entirely of independent directors elected annually to the Board by our stockholders, are best positioned to design and implement executive compensation practices and principles that make sense for our business and that are aligned with the interests of our stockholders. The Compensation Committee has put considerable thought and care into evaluating and shaping our executive compensation program. In addition, we conduct extensive ongoing outreach and engagement with our stockholders, and their feedback informs our compensation practices and philosophy. The Compensation Committee and Board believe it is imperative to maintain the flexibility and discretion to structure and provide an overall compensation program that can attract the right leaders in a dynamic, innovative and extremely competitive environment.

We recently adopted a cash severance limitation policy, limiting cash severance (if any) to 2.99 times the sum of base salary plus target bonus for any Section 16 officers, unless stockholder approval is obtained. Following conversations with stockholders, including the stockholder proponent, our Compensation Committee adopted a new cash severance limitation policy in March 2024, which provides that the Company will not enter into any new agreement that provides, or amend any existing agreement to provide, any Section 16 officer the right to any cash severance payment that would exceed 2.99 times the sum of such officer’s base salary plus target bonus without stockholder approval. The Board believes that this cash severance limitation policy is more carefully tailored to the Company’s needs and the interests of stockholders than the overly broad policy sought by this proposal.

Stockholders have existing mechanisms to raise concerns regarding our executive compensation programs. Over the past five years, stockholders have approved the compensation of NEOs with average support of over 90% of votes cast, indicating broad stockholder support for our executive compensation program. Outside of the annual advisory vote, stockholders also have extensive opportunities to express their views on the executive compensation program through the Company’s robust, year-round stockholder outreach program. We have a demonstrated history of making changes in response to stockholder feedback.

Adoption of this proposal could prevent us from effectively recruiting, motivating and retaining the highest quality candidates in a competitive talent market, which would be adverse to the best interests of our stockholders. The Company relies on equity awards and carefully designed severance programs to motivate and retain our employees, and we believe that these awards and programs are necessary for us to remain competitive in attracting and retaining highly qualified individuals upon whom, in large measure, the future growth and success of the Company depends. Because the proposal is inconsistent with market practice, its restrictions on cash payments in addition to the acceleration of outstanding equity awards upon a termination event could undermine our ability to recruit and retain this top talent. Similarly, requiring stockholder approval, which is often expensive and impractical, in order for certain employees and executive officers to realize the full value of their equity awards upon a qualifying termination related to a change in control or in the event of an executive officer’s death or disability could disadvantage our ability to recruit or retain qualified employees and undermine the purpose of our compensation program. The uncertainty from seeking stockholder approval in these circumstances demonstrates the impracticality and negative impacts of the rigid policy requested by proposal.

SALESFORCE 2024 PROXY STATEMENT

102

PROPOSAL 7 (CONTINUED)

Conclusion. The Board believes the concerns raised by the proponent are already and more appropriately addressed by our existing cash severance limitation policy, which is more carefully tailored to the Company’s needs and the interests of stockholders than the overly broad policy sought by this proposal. Further, adopting the policy requested by the proponent would be unduly restrictive on the Company’s ability to recruit and retain its most critical employees, would undermine the purpose of an important part of the Company’s compensation program, and is not in the best interests of Salesforce or its stockholders.

Vote Required and Board of Directors’ Recommendation

For the foregoing reasons, the Board believes that this proposal is not in the best interests of the Company or our stockholders and recommends that you vote AGAINST Proposal 7.

Approval of this proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote AGAINST Proposal 7.

SALESFORCE 2024 PROXY STATEMENT

103

PROPOSAL 8

PROPOSAL 8 — STOCKHOLDER PROPOSAL REQUESTING A REPORT ON VIEWPOINT RESTRICTION RISKS

The Company has been advised that the National Center for Public Policy Research, 2005 Massachusetts Avenue Northwest, Washington, D.C. 20036, beneficial owner of more than $2,000 worth of the Company’s common stock, intends to submit the proposal set forth below at the Annual Meeting:

RESOLVED: Shareholders request that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how the Company oversees risks related to denying or restricting service to users or customers – due to their viewpoints being classified as “hate speech,” “misinformation” or other related terms, or due to related content management policies – and how such risks impact both the Company’s business and the constitutionally protected civil rights of users or customers.

Supporting Statement by Stockholder Proponent

Digital service providers (DSPs) such as Salesforce control access to critical computer and web-related services and infrastructure that facilitate the open exchange of information. As such, these companies have unprecedented power to censor speech, and have been under increasing pressure to remove religious and conservative views from the marketplace.

Respecting freedom of speech and religious liberty is fundamental to the open and fair discourse necessary for self-governance. Salesforce can and should promote these fundamental freedoms to best serve its diverse users and participate in the market to the best of its ability, an effort it legally owes its shareholders.

Recent events and DSPs’ own policies suggest that users’ and customers’ freedom of speech and religion are at risk. In addition to concerning revelations of collusion with government at companies like Meta and Twitter to censor constitutionally protected speech,1 the 2023 edition of the Viewpoint Diversity Business Index2 found that 74% of the largest DSPs have policies that permit them to deny or restrict service based on subjective and vague terms like “misinformation,” “hate speech,” “intolerance” or “reputational risk.”3 In an Orwellian fashion, these arbitrary standards are exploited by tech companies – often under pressure from activists, the US government and foreign governments – to censor conservative and religious users.

Salesforce CEO Marc Benioff threatened to withdraw the Company from conservative states – which is most states – for “the equality and dignity of every human being.”4 The Company also refused to assure shareholders that employees would not be discriminated against for viewpoint or ideology, when asked about it explicitly at a shareholder meeting.5

And while Salesforce has fully engaged in viewpoint discrimination, it also maintains that it promotes an “inclusive workplace” and is “committed to driving equality for employees, customers, partners, and society at large.”6 Shareholders must ensure that Salesforce is adhering to its own standards and the standards of the US constitution by serving diverse customers without regard to their political views or religious beliefs.

When Salesforce engages in viewpoint discrimination, it exposes itself to heightened legal liability for both hindering access of certain Americans to the marketplace – which undermines constitutionally protected freedoms – and for prioritizing ideology over sound business practices, thereby failing to abide by its fiduciary duty to shareholders.

[1]	https://www.usatoday.com/story/money/2023/09/08/biden-administration-coerced-facebook-court-rules/70800723007/
[2]	https://viewpointdiversityscore.org/business-index
[3]	Id.
[4]	https://www.dailywire.com/news/billionaire-salesforce-ceo-threatens-to-yank-company-from-conservative-states
[5]	https://nationalcenter.org/ncppr/2020/06/12/salesforce-reserves-the-right-to-fire-employees-for-political-beliefs-but-cant-explain-why/
[6]	https://www.salesforce.com/company/equality/

SALESFORCE 2024 PROXY STATEMENT

104

PROPOSAL 8 (CONTINUED)

The Company’s Statement of Opposition

The Board of Directors recommends a vote AGAINST Proposal 8:

The Board believes the report sought by this proposal is unnecessary and not in the best interests of the Company or our stockholders. In summary, we believe it is important for our stockholders to know:

•	Our existing policies and practices are designed to uphold internationally recognized human rights.

•	Our commitment to anti-discrimination and equality is embedded across our business and reflected in the decisions and actions we take as a company.

•	We already publicly report on the status and outcomes of our equality initiatives.

•	We engaged with the proponent to discuss this proposal and exchange perspectives on this topic.

Our existing policies and practices, including through the work of our Office of Ethical and Humane Use, are designed to uphold internationally recognized human rights, including freedom of opinion and expression, freedom of religion and belief, and freedom from discrimination.

As innovators and leaders in the technology industry, we recognize that technology can transform how we live and work by fostering deep connections and fueling customer and user success. We have also seen, however, the potential for technology to exacerbate prejudice, mistrust, and even violence. As technology becomes more integrated with the human experience, we have the opportunity and responsibility to protect against the misuse of our service offerings, including, among other things, the use of our services to transmit hate-related material, malicious material or material intended to mislead people.

We are focused on understanding how our products are used and we are committed to creating a safe and inclusive platform. In carrying out our work, Salesforce has long honored the principles of internationally recognized human rights. We work with our stakeholders—our customers, governments, industry, civil society, stockholders, suppliers, and employees—to help guide our ethical use policies, protect inalienable rights and avoid human rights abuses.

Salesforce’s Office of Ethical and Humane Use leads with rights-aware decision-making based on rigorous research. We embed our commitments to human rights across product development and in our Acceptable Use and External-Facing Services Policy,1 which applies to all of our customers. Our Ethics by Design and Product Accessibility and Inclusive Design teams embed ethics and endeavor to protect human rights in our design process.

Our commitment to anti-discrimination and equality is embedded across our business and reflected in the decisions and actions we take as a company.

Equality is a part of who we are at Salesforce. We aspire to be the most inclusive company in the world, and believe everyone should be seen, heard, valued, and empowered to succeed. We believe that hearing diverse perspectives fuels innovation, deepens connections between people, and makes us a better company. As a matter of practice, we seek out diverse perspectives from a range of stakeholder groups and viewpoints, to inform the decisions we take as a company.

Our Ethical Use Policy team has developed guardrails designed to protect against our products being used for malicious purposes. When considering these types of issues in relation to our products, it is imperative that we understand the direct product use case, how closely the use may be connected to any harm, where the use stands in relation to our guiding principles, the effectiveness of any proposed actions, and the current geopolitical landscape, among other things. We are committed to conducting this work in a manner that respects upholds human rights, including freedom of expression, access to information, privacy and security.

In carrying out these responsibilities, we strive to actively listen to our customers, employees, partners, members of impacted communities, and experts in the field to create policies informed by multiple perspectives, humane principles, and Salesforce’s core values. We leverage external expertise through our Ethical Use Advisory Council, which consists of a diverse group of front-line and executive employees, academics, and industry experts who have varying experiences and ideologies. This council meets regularly to discuss key ethical use issues through a wide variety of perspectives, and to help identify shortcomings, avoid unintended consequences of technological and policy decisions, maintain consistent enforcement of policies to avoid unintentional bias, mitigate human rights risks, and make informed decisions collaboratively. We also conduct human rights assessments and regularly collaborate with a human rights consultant for independent due diligence.

We already publicly report on the status and outcomes of our equality initiatives.

This proposal requests an evaluation and a report on the oversight of risks related to discrimination against individuals based on a narrow set of criteria. Salesforce’s workforce and our customers represent a wide range of backgrounds, viewpoints and experiences. We are committed to our equality goals and working across our ecosystem with employees, partners, and customers to drive progress and increase business value.

[1]	Available at https://www.salesforce.com/content/dam/web/en_us/www/documents/legal/Agreements/policies/ExternalFacing_Services _Policy.pdf.

SALESFORCE 2024 PROXY STATEMENT

105

PROPOSAL 8 (CONTINUED)

Our Annual Stakeholder Impact Report2 provides insight into how Salesforce strives to live our value of equality by building a more inclusive workplace and driving greater equality in society. The report highlights the progress we are making across the Salesforce ecosystem and how we are transforming the way we work with our stakeholders, including customers and partners. We also publish an Annual Equality Update,3 which includes further details on how we engage our stakeholders, make progress on representation, and uphold our equality commitments. In addition, we published our first ever Partner Ecosystem Equality Report4 in 2023 to highlight our efforts to support an ecosystem of diverse, equitable and inclusive partner businesses in the United States.

Conclusion. The Board believes the report sought by this proposal is unnecessary and not in the best interests of the Company or our stockholders.

Vote Required and Board of Directors’ Recommendation

For the foregoing reasons, the Board believes that this proposal is not in the best interests of the Company or our stockholders and recommends that you vote AGAINST Proposal 8.

Approval of this proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote AGAINST Proposal 8.

[2]	See FY23 Stakeholder Impact Report, available at https://stakeholderimpactreport.salesforce.com.
[3]	See Our 2023 Annual Equality Update: Where We Are and Where We’re Going, available at https://www.salesforce.com/news/stories/annual-equality-update-2023/#h-engaging-all-of-our-stakeholders.
[4]	Available at https://1.salesforce-partners.com/ecosystem-equality-report.

SALESFORCE 2024 PROXY STATEMENT

106

PROCEDURAL MATTERS

PROCEDURAL MATTERS

General

The Board is soliciting your vote with this Proxy Statement and proxy card for the Annual Meeting, to be held on Thursday, June 27, 2024 at 11:00 a.m. Pacific Time and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be a virtual meeting held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CRM2024. Our Annual Report for fiscal 2024, including our financial statements for fiscal 2024, is also enclosed or available online at the same website as this Proxy Statement. These proxy materials are first being made available to stockholders on May 16, 2024.

Stockholders Entitled to Vote; Record Date

As of the close of business on May 1, 2024, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 971,250,639 outstanding shares of common stock of the Company, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder as of the record date. All valid proxies received before the Annual Meeting will be voted according to the instructions thereon.

Stockholders of record may vote in advance of the Annual Meeting:

•	over the Internet at www.proxyvote.com;

•	by telephone at 1-800-690-6903 (if you requested copies of the proxy materials to be mailed or emailed to you); or

•

by mail (if you requested printed copies of the proxy materials to be mailed to you) by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-prepaid envelope.

Stockholders of record may also vote during the virtual Annual Meeting by logging into the meeting website and following the instructions provided on the website. Stockholders who hold shares in street name should refer to the voting instructions from their brokerage firm, bank, trust or other organization provided with these proxy materials.

Quorum; Abstentions; Broker Non-Votes

The Company’s Bylaws provide that the holders of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business. Shares that are authorized to be voted on or to abstain on any matter presented at the Annual Meeting, or that are held by stockholders who are present at the Annual Meeting, are counted as present and entitled to vote and are therefore included for purposes of determining whether a quorum is present at the Annual Meeting.

If you hold your Salesforce common stock through a broker, the broker may be prevented from voting, or may otherwise choose not to vote, shares held in your brokerage account if you have not given the broker voting instructions with respect to your shares (resulting in what is referred to as a “broker non-vote”). Thus, it is important that you vote your shares to ensure that they are represented on all matters presented at the Annual Meeting.

For each of the proposals, the applicable voting standard, Board recommendation, and treatment of abstentions and broker non-votes, if any, are as follows:

Voting Item	Board Recommendation	Voting Standard	Treatment of Abstentions	Treatment of Broker Non-Votes, If Any
1. Election of Directors	For	Majority of votes cast	No effect	No effect
2. Amendment to the Company’s Certificate of Incorporation	For	Majority of the outstanding shares	Same effect as votes against the proposal	Same effect as votes against the proposal
3. Amendment to the Company’s 2013 Equity Incentive Plan	For	Majority of votes cast	No effect	No effect
4. Ratification of Appointment of Ernst & Young LLP	For	Majority of votes cast	No effect	No effect
5. Advisory Vote to Approve Named Executive Officer Compensation	For	Majority of votes cast	No effect	No effect
6-8. Stockholder Proposals, If Properly Presented at the Meeting	Against	Majority of votes cast	No effect	No effect

SALESFORCE 2024 PROXY STATEMENT

107

PROCEDURAL MATTERS (CONTINUED)

Voting; Revocability of Proxies

Voting of proxies; Discretionary voting. Stockholders may vote over the Internet, by telephone, by mail, or online when attending the virtual meeting, as described in “About the Annual Meeting” beginning on page 1. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity, to allow stockholders to vote their shares, and to confirm that their voting instructions have been properly recorded. If you vote by telephone or over the Internet, you do not need to complete and mail your proxy card. If you do not provide specific voting instructions on a properly executed proxy card or when voting over the phone or Internet, your shares will be voted as recommended by the Board.

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment.

Effect of not casting your vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the voting for each of the proposals as your bank or broker may not have discretion or may otherwise choose not to vote any uninstructed shares.

If you are a stockholder of record, it is also critical that you cast your vote. If you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Revocability of proxy. You may revoke or change your proxy by:

•	entering a new vote by telephone or over the Internet;

•

filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares; or

•	attending and voting online at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy).

Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to the Company’s principal executive offices at Salesforce, Inc., 415 Mission Street, 3rd Floor, San Francisco, California 94105, Attention: Corporate Secretary.

If a broker, bank or other nominee holds your shares, you must contact them in order to find out how to revoke or change your vote.

Expenses of Solicitation

The Company will bear the entire cost of solicitation. In addition, the Company may arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. The Company may use the services of the Company’s directors, officers, employees and others to solicit proxies, personally or by telephone, without additional compensation. The Company has retained D.F. King & Co., Inc., a proxy solicitation firm, for assistance in connection with the Annual Meeting at a cost of approximately $20,000, plus reasonable out-of-pocket expenses.

Procedure for Introducing Business or Director Nominations at Our 2025 Annual Meeting of Stockholders

Stockholder proposals and director nominees to be presented at the meeting. Stockholders of record may introduce business or nominate directors for election at an annual meeting of stockholders, provided that the stockholder satisfies the advance notice requirements set forth in the Company’s Bylaws (which includes the timing and information required under Rule 14a-19 of the Exchange Act). Among other things, the advance notice provisions require stockholders to give timely notice of business they propose to introduce and of any director nomination they propose to make in proper written form to the Secretary of the Company at Salesforce, Inc., 415 Mission Street, 3rd Floor, San Francisco, California 94105, Attention: Corporate Secretary.

To be timely for our 2025 Annual Meeting of Stockholders, such notice must be received no earlier than March 2, 2025 and no later than the close of business (6:00 p.m. PT) on April 1, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the date of the 2024 Annual Meeting, then notice must be received no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any business presented by a stockholder at our 2025 Annual Meeting of Stockholders.

SALESFORCE 2024 PROXY STATEMENT

108

PROCEDURAL MATTERS (CONTINUED)

Director nominees to be included in the proxy statement (proxy access). In addition, our Bylaws contain “proxy access” provisions that permit a stockholder or group of stockholders to include director candidates that they intend to nominate in our annual meeting proxy statement and on our proxy card, provided that the stockholder ownership, notice and other requirements set forth in our Bylaws are satisfied. To be timely for our 2025 Annual Meeting of Stockholders, the required notice under the proxy access provisions of our Bylaws must be received by the Corporate Secretary at the address set forth above not earlier than December 17, 2024 and not later than the close of business (6:00 p.m. PT) on January 16, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the date of the 2024 Annual Meeting, then notice under the proxy access provisions must be received no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.

Stockholder proposals to be included in the proxy statement (Rule 14a-8 proposals). Any stockholder proposal submitted for inclusion in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act should be addressed to the Secretary of the Company at the address set forth above and must be received at our principal executive offices not later than the close of business (6:00 p.m. PT) on January 16, 2025. In the event the date of the annual meeting is moved by more than 30 days from the one-year anniversary of the date of the 2024 Annual Meeting, then notice must be received within a reasonable time before the Company begins to make its proxy materials available. Upon such an occurrence, the Company will publicly announce the deadline for submitting a proposal by means of disclosure in a press release or in a document filed with the SEC.

The requirements for providing advance notice of business or nominations as summarized above are qualified in their entirety by our Bylaws, Rule 14a-19 (as applicable) and, in the case of stockholder proposals submitted for inclusion in our proxy statement, Rule 14a-8, which we recommend that you read in order to comply with the applicable requirements. Failure to timely deliver the requisite notice or satisfy the requirements in our Bylaws, Rule 14a-19 or Rule 14a-8, as applicable, may result in a proposal or nomination not being presented at our annual meeting of stockholders. You may contact the Company’s Secretary at our principal executive offices for a copy of our current Bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our Bylaws most recently filed with the SEC and available at www.sec.gov.

Delivery of Proxy Materials

To receive current and future proxy materials in either paper or electronic form, please contact Investor Relations at investor@salesforce.com. In addition, we will provide, free of charge, a copy of our fiscal 2024 Annual Report on Form 10-K upon the written request of any stockholder to Investor Relations at the address set forth below.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders, unless the Company has received contrary instructions from one or more of the stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single set of materials per household, even if more than one stockholder resides in that household. If your proxy statement is being householded and you would like to receive separate copies, or if you are receiving multiple copies and would like to receive a single copy, please contact Investor Relations at investor@salesforce.com, or write to Salesforce, Inc., 415 Mission Street, 3rd Floor, San Francisco, California 94105, Attention: Investor Relations.

SALESFORCE 2024 PROXY STATEMENT

109

TRANSACTION OF OTHER BUSINESS

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

On behalf of the Board of Directors,

Sarah Dods

Secretary

May 16, 2024

SALESFORCE 2024 PROXY STATEMENT

110

APPENDIX A

GAAP TO NON-GAAP FINANCIAL RECONCILIATION

This Proxy Statement includes information about non-GAAP income from operations and non-GAAP operating margin (collectively the “non-GAAP financial measures”). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP financial measures when planning, monitoring, and evaluating the Company’s performance.

The primary purpose of using non-GAAP financial measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the Company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the Company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the Company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP financial measures, the provision of supplemental non-GAAP information can allow for a comparison of the Company’s relative performance against other companies that also report non-GAAP operating results.

Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation expense, amortization of acquisition-related intangibles, and charges related to the Company’s restructuring plan.

Please see the table below for the reconciliation of GAAP and non-GAAP results.

GAAP to Non-GAAP Reconciliation (in millions, except data expressed as a percentage of revenues)

	Fiscal Year Ended January 31,
	2024	2023

Non-GAAP income from operations[1]

GAAP income from operations	$5,011	$1,030

Plus:

Amortization of purchased intangibles	1,869	1,951

Stock-based compensation expense[2]	2,764	3,259

Restructuring	988	828

Non-GAAP income from operations[3]	$10,632	$7,068

Non-GAAP operating margin as a percentage of revenues

Total revenues	$34,857	$31,352

GAAP operating margin[3]	14.4%	3.3%

Plus:

Amortization of purchased intangibles[4]	5.4%	6.2%

Stock-based compensation expense[2,4]	7.9%	10.4%

Restructuring[2,4]	2.8%	2.6%

Non-GAAP operating margin[3]	30.5%	22.5%
1	Used to calculate non-GAAP operating margin by dividing non-GAAP income from operations by GAAP revenue.
2

Stock-based compensation expense included in the non-GAAP reconciliation table excludes stock-based compensation expense related to the Company’s restructuring plan, which is included in the restructuring line. The percentages shown in the restructuring line have been calculated based on charges associated with the Company’s restructuring plan.

3

GAAP operating margin is the proportion of GAAP income from operations as a percentage of GAAP revenue. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the amortization of acquisition-related intangibles, stock-based compensation expense, and charges related to the Company’s restructuring plan.

4	The percentages shown above have been calculated based on the midpoint of the low and high ends of the revenue guidance for full year FY25.

SALESFORCE 2024 PROXY STATEMENT

A-1

APPENDIX B

PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF SALESFORCE, INC.

EIGHTH:

A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director~~, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit~~ or officer, as applicable, except to the extent such exemption from liability, or limitation thereof, is not permitted under the Delaware General Corporation Law.

If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, as applicable, then the liability of a director or officer of the Corporation, as applicable, shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

SALESFORCE 2024 PROXY STATEMENT

B-1

APPENDIX C

SALESFORCE, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

1.    PURPOSES OF THE PLAN. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Bonus Awards, Performance Units and Performance Shares.

2.    DEFINITIONS. As used herein, the following definitions will apply:

(a)  “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)  “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)  “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)  “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Bonus Awards, Performance Units or Performance Shares.

(e)  “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)   “Award Transfer Program” means any program instituted by the Administrator that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Administrator. A transfer for “value” shall not be deemed to occur under this Plan where an Award is transferred by a Participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Administrator.

(g)  “Board” means the Board of Directors of the Company.

(h)  “Cause” means, unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information; (iii) any action by the Participant which has a detrimental effect on a Participating Company’s reputation or business; (iv) the Participant’s failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vi) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(i)   “Change in Control” means the occurrence of any of the following events:

(i)  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this clause (i), (1) the acquisition of beneficial ownership of additional stock by any one Person who is considered to beneficially own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; and (2) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the

SALESFORCE 2024 PROXY STATEMENT

C-1

APPENDIX C (CONTINUED)

stock of the Company, such event shall not be considered a Change in Control under this clause (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(ii)  A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(j)   “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(k)  “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(l)   “Common Stock” means the common stock of the Company.

(m)   “Company” means Salesforce, Inc., a Delaware corporation, or any successor thereto.

(n)  “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary or other Affiliate to render services to such entity.

(o)  “Director” means a member of the Board.

(p)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q)  “Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

SALESFORCE 2024 PROXY STATEMENT

C-2

APPENDIX C (CONTINUED)

(r)   “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary or other Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company or an Affiliate. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(s)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)   “Exchange Program” means a program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to participate in an Award Transfer Program, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(u)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the mean of the closing bid and asked prices for the Common Stock, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion;

(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(v)   “Fiscal Year” means the fiscal year of the Company.

(w)   “Fiscal Quarter” means a fiscal quarter within a Fiscal Year of the Company.

(x)   “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)   “Inside Director” means a Director who is an Employee.

(z)   “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(aa)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)   “Option” means a stock option granted pursuant to the Plan.

(cc)   “Outside Director” means a Director who is not an Employee.

(dd)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)   “Participant” means the holder of an outstanding Award.

(ff)   “Participating Company” means the Company or any Affiliate.

SALESFORCE 2024 PROXY STATEMENT

C-3

APPENDIX C (CONTINUED)

(gg)   “Performance Bonus Award” means a cash award set forth in Section 12.

(hh)   “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures:

(i)	revenue;

(ii)	gross margin;

(iii)	operating margin;

(iv)	operating income;

(v)	operating profit or net operating profit;

(vi)	pre-tax profit;

(vii)	earnings (which may include earnings before interest, taxes and depreciation, earnings before taxes and net earnings);

(viii)	net income;

(ix)	cash flow (including operating cash flow or free cash flow);

(x)	expenses;

(xi)	the market price of the Common Stock;

(xii)	earnings per share;

(xiii)	return on stockholder equity;

(xiv)	return on capital;

(xv)	return on assets or net assets;

(xvi)	return on equity;

(xvii)	return on investment;

(xviii)	economic value added;

(xix)	number of customers;

(xx)	stock price;

(xxi)	growth in stockholder value relative to the moving average on the S&P 500 Index or another index;

(xxii)	market share;

(xxiii)	contract awards or backlog;

(xxiv)	overhead or other expense reduction;

(xxv)	credit rating;

SALESFORCE 2024 PROXY STATEMENT

C-4

APPENDIX C (CONTINUED)

(xxvi)	objective customer indicators;

(xxvii)	new product invention or innovation;

(xxviii)	attainment of research and development milestones;

(xxix)	improvements in productivity; and

(xxx)	any other measure or metric the Administrator deems appropriate.

The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in combination with another Performance Goal or Goals (for example, but not by way of limitation, as a ratio or matrix), (iii) in relative terms (including, but not limited to, results for other periods, passage of time and/or against another company or companies or an index or indices), (iv) on a per-share or per-capita basis, (v) against the performance of the Company as a whole or a segment of the Company (including, but not limited to, any combination of the Company and any subsidiary, division, joint venture, Affiliate and/or other segment) and/or (vi) on a pre-tax or after-tax basis. The Administrator shall determine whether any significant element(s) or item(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants (for example, but not by way of limitation, the effect of mergers and acquisitions). As determined in the discretion of the Administrator, achievement of Performance Goals for a particular Award may be calculated in accordance with the Company’s financial statements, prepared in accordance with generally accepted accounting principles (“GAAP”), or on a basis other than GAAP, including as adjusted for certain costs, expenses, gains and losses to provide non-GAAP measures of operating results.

(ii)     “Performance Period” means the time period determined by the Administrator in its sole discretion during which the performance objectives must be met.

(jj)      “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 11.

(kk)    “Performance Unit” means an Award denominated in cash which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.

(ll)     “Plan” means this Amended and Restated 2013 Equity Incentive Plan.

(mm)   “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(nn)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(oo)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(pp)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(qq)   “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

(rr)      “Securities Act” means the Securities Act of 1933, as amended.

(ss)     “Service Provider” means an Employee, Director or Consultant. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be a Service Provider and the effective date of such individual’s status as, or cessation of status as, a Service Provider. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(tt)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

SALESFORCE 2024 PROXY STATEMENT

C-5

APPENDIX C (CONTINUED)

(uu)   “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as a Stock Appreciation Right.

(vv)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ww)   “Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (a) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the employing Affiliate, (b) the Participant’s and, to the extent required by the Company (or Affiliate), the Company’s (or Affiliate’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares, and (c) any other Company (or Affiliate) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares thereunder).

3.    STOCK SUBJECT TO THE PLAN.

(a)  Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 328,700,000 plus (i) any Shares that, as of the date stockholders initially approve the Plan, have been reserved but not issued pursuant to any awards granted under the 2004 Equity Incentive Plan (the “2004 Plan”) and/or the 2004 Outside Directors Stock Plan (the “Director Plan” and, together with the 2004 Plan, the “Prior Plans” and each, a “Prior Plan”) and are not subject to any awards granted thereunder, with the Shares subject to the awards referenced in this clause (i) credited to the aggregate number of Shares that may be awarded under the Plan as one (1) Share for every one (1) Share subject thereto, and (ii) any Shares subject to stock options or other awards granted under the Prior Plans that, after the date stockholders initially approve the Plan, expire or otherwise terminate without having been vested or exercised in full, Shares issued pursuant to awards granted under the Prior Plans that, after the date stockholders initially approve the Plan, are forfeited to or repurchased by the Company due to failure to vest, and Shares subject to awards granted under a Prior Plan that, after the date stockholders initially approve the Plan, would have, but for the termination of the applicable Prior Plan, again become available for future use under the terms of such Prior Plan (as applicable), with the Shares subject to those of the awards referenced in this clause (ii) that are stock options and/or stock appreciation rights credited to the aggregate number of Shares that may be awarded under the Plan as one (1) Share for every one (1) Share subject thereto, and the Shares subject to those of the awards referenced in this clause (ii) that are awards other than stock options or stock appreciation rights credited to the aggregate number of Shares that may be awarded under the Plan as two and fifteen- one hundredths (2.15) Shares for every one (1) Share subject thereto. Notwithstanding the foregoing, the maximum number of Shares to be added to the Plan pursuant to clause (i) of the prior sentence shall be equal to 23,800,000 Shares and the maximum number of Shares to be added to the Plan pursuant to clause (ii) of the prior sentence shall be equal to 54,332,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Any Shares subject to Awards of Options or Stock Appreciation Rights shall be counted against the numerical limits of this Section 3 as one (1) Share for every one (1) Share subject thereto. Any Shares subject to Awards granted under the Plan other than Options or Stock Appreciation Rights shall be counted against the numerical limits of this Section 3 as two and fifteen-one hundredths (2.15) Shares for every one (1) Share subject thereto and shall be counted as two and fifteen-one hundredths (2.15) Shares for every one (1) Share returned to or deemed not issued from the Plan pursuant to this Section 3. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)  Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised, whether or not actually issued pursuant to such exercise will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Notwithstanding the foregoing, Shares used to pay the exercise price or purchase price of an Award other than an Option or SAR or to satisfy the tax withholding obligations related to an Award other than an Option or SAR will become available for future grant and/or sale under the Plan; Shares used to pay the exercise price or purchase of an Option or SAR or to satisfy the tax withholding obligations related to an Option or SAR will not become available for future grant or sale under the Plan. To the extent an Award (including a Dividend Equivalent) under the Plan is paid out in cash rather than Shares, whether pursuant to a Performance Bonus Award or other Award, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding anything in the Plan or any Award Agreement to the contrary, Shares actually issued pursuant to Awards transferred under any Award Transfer Program will not be again available for grant under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to this Section 3(b).

SALESFORCE 2024 PROXY STATEMENT

C-6

APPENDIX C (CONTINUED)

(c)  Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.    ADMINISTRATION OF THE PLAN.

(a)  Procedure.

(i)  Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)  Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws. The Administrator may, in its discretion and to the extent permitted by Applicable Laws, delegate to a Committee, including but not limited to, comprised of one or more Officers, the authority to grant one or more Awards, without further approval of the Administrator, on such terms and conditions as the Administrator, in its discretion, deems appropriate. To the extent of any delegation by the Administrator, references to the Administrator in the Plan and any Award Agreement shall be deemed also to include reference to the applicable delegate(s).

(iv)  Delegation of Authority for Day-to-Day Administration; Authority of Officers. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

(b)  Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Awards may be granted hereunder;

(iii)  to determine the number of Shares to be covered by each Award granted hereunder;

(iv)  to approve forms of Award Agreements for use under the Plan;

(v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the method of payment for Shares purchased under any Award, the method for satisfaction of any tax withholding obligation arising in connection with an Award, the time or times when Awards may be exercised (which may be based on performance criteria), subject to any minimum vesting requirements set forth in the Plan, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)  to determine the terms and conditions of any Exchange Program and/or Award Transfer Program and with the consent of the Company’s stockholders, to institute an Exchange Program and/or Award Transfer Program (provided that the Administrator may not institute an Exchange Program and/or Award Transfer Program without first receiving the consent of the Company’s stockholders);

(vii)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or for qualifying for favorable tax treatment under applicable foreign laws;

(ix)  to modify or amend each Award (subject to Section 21 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 7(b) of the Plan regarding Incentive Stock Options);

SALESFORCE 2024 PROXY STATEMENT

C-7

APPENDIX C (CONTINUED)

(x)  to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 17 of the Plan;

(xi)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator pursuant to such procedures as the Administrator may determine;

(xii)  to allow a Participant, in compliance with all Applicable Laws including, but not limited to, Section 409A, to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xiii)  to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xiv)  to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xv)  to require that the Participant’s rights, payments and benefits with respect to an Award (including amounts received upon the settlement or exercise of an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, as may be specified in an Award Agreement at the time of the Award, or later if (A) Applicable Laws require the Company to adopt a policy requiring such reduction, cancellation, forfeiture or recoupment, or (B) pursuant to an amendment of an outstanding Award; and

(xvi)  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award deemed necessary or advisable for administering the Plan.

(c)  Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and shall be given the maximum deference permitted by law.

5.      ELIGIBILITY. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Performance Bonus Awards may be granted only to Employees. Incentive Stock Options may be granted only to Employees of the Company or Parent or Subsidiary of the Company.

6.      LIMITATIONS.

(a)  Incentive Stock Options. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. Further, if for any reason an Option (or portion thereof) designated as an Incentive Stock Option shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonstatutory Stock Option granted under the Plan. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)  Employee Award Limitations. The following limitations shall apply to Awards under the Plan: subject to adjustment as provided in Section 15, during any Fiscal Year, no Employee will be granted:

(i)  Options and/or SARs covering more than a total of 20,000,000 Shares; provided, however, that in connection with his or her initial employment, an Employee may be granted Options and/or SARs covering up to a total of 8,000,000 additional Shares in the Fiscal Year in which his or her service as an Employee first commences;

(ii)  Restricted Stock and/or Restricted Stock Units and/or Performance Shares covering more than 10,000,000 Shares; provided, however, that in connection with his or her initial employment, an Employee may be granted Restricted Stock, Restricted Stock Units and/or Performance Shares covering up to a total of 4,000,000 additional Shares in the Fiscal Year in which his or her service as an Employee first commences;

SALESFORCE 2024 PROXY STATEMENT

C-8

APPENDIX C (CONTINUED)

(iii)  Performance Units having an initial value greater than $15,000,000; provided, however, that in connection with his or her initial employment, an Employee may be granted additional Performance Units in the Fiscal Year in which his or her service as an Employee first commences having an initial value no greater than $5,000,000; and

(iv)  Performance Bonus Awards that could result in such Employee receiving more than $10,000,000 in any one Fiscal Year.

     If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 15(c)), the cancelled Award will be counted against the limits set forth in this subsection (b).

(c)  Outside Director Award Limitations. Subject to adjustment as provided in Section 15, no Outside Director may be granted, in any Fiscal Year, Awards covering more than 60,000 Shares. Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, shall not count for purposes of this limitation.

(d)  Minimum Vesting. Notwithstanding anything in the Plan to the contrary, equity-based Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that the Administrator may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant’s death or Disability or in the event of a transaction described in Section 15(c). Notwithstanding the foregoing, up to 5% of the sum of (a) the number of Shares available for future grants on the date the Board approved this amended and restated version of the Plan, plus (b) the increase in the number of Shares available for grant under the Plan (as described in Section 3(a)) approved by the Company’s stockholders at the 2024 annual meeting, may be issued pursuant to Awards subject to any, or no, vesting conditions, as the Administrator determines appropriate.

7.    STOCK OPTIONS.

(a)  Grant of Option. Subject to the terms and conditions of the Plan, Option may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Shares granted to any Service Provider. Each Option shall be evidenced by an Award Agreement (which may be in electronic form) that shall specify the exercise price, the expiration date of the Option, the number of Shares covered by the Option, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine.

(b)  Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than seven (7) years from the date of grant hereof. In the case of an Incentive Stock Option, the term will be seven (7) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)  Option Exercise Price and Consideration.

(i)  Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)  In the case of an Incentive Stock Option

(A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)  In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

SALESFORCE 2024 PROXY STATEMENT

C-9

APPENDIX C (CONTINUED)

(ii)  Waiting Period and Exercise Dates. Subject to Section 6 and the other terms and conditions of the Plan, at the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)  Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of, without limitation: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a cashless exercise program (whether through a broker, net exercise program or otherwise) implemented by the Company in connection with the Plan; (6) by reduction in the amount of any Company liability to the Participant, (7) by net exercise; (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (9) any combination of the foregoing methods of payment.

(d)  Exercise of Option.

(i)  Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends, Dividend Equivalents or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend, Dividend Equivalent or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)  Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or as a result of a termination for Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for ninety (90) days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)  Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

SALESFORCE 2024 PROXY STATEMENT

C-10

APPENDIX C (CONTINUED)

(iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan. The Participant’s status as a Service Provider shall be deemed to have terminated on account of death if the Participant dies within ninety (90) days (or such longer period of time as determined by the Administrator, in its discretion) after the Participant’s termination as a Service Provider.

(v)  Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s status as a Service Provider is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination as a Service Provider.

(e)  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 7(d) is prevented by the provisions of Section 26 below, the Option shall remain exercisable until ninety (90) days (or such longer period of time as determined by the Administrator, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement.

(f)  Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 7(d) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, and (ii) the expiration of the term of such Option as set forth in the Award Agreement.

8.      RESTRICTED STOCK.

(a)  Grant of Restricted Stock. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)  Restricted Stock Agreement. Subject to Section 6 and the other terms and conditions of the Plan, each Award of Restricted Stock will be evidenced by an Award Agreement (which may be in electronic form) that will specify any vesting conditions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares, if any, have lapsed.

(c)  Transferability. Except as provided in this Section 8, Section 14 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period (if any).

(d)  Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(i)  General Restrictions. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator may set restrictions based upon continued employment or service, the achievement of Performance Goals or other specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(e)  Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the vesting period or at such other time as the Administrator may determine. The Administrator, in its discretion, may establish procedures regarding the release of Shares from escrow and/or removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.

(f)  Legend on Certificates. The Administrator, in its discretion, may require that one or more legends be placed on the certificates representing Restricted Stock to give appropriate notice of the applicable restrictions.

SALESFORCE 2024 PROXY STATEMENT

C-11

APPENDIX C (CONTINUED)

(g)  Voting Rights. During the vesting period, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(h)  Dividends and Other Distributions. During the vesting period, Participants holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. Notwithstanding anything herein to the contrary, dividends or other distributions credited/payable in connection with Shares of Restricted Stock that are not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying Award and will not be paid until the underlying Award vests.

(i)  Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and, subject to Section 3, again will become available for grant under the Plan.

9.      RESTRICTED STOCK UNITS.

(a)  Grant. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)  Award Agreement. Subject to Section 6 and the other terms and conditions of the Plan, each Award of Restricted Stock Units will be evidenced by an Award Agreement (which may be in electronic form) that will specify any vesting conditions, the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)  Vesting Criteria and Other Terms. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator will set vesting criteria (if any) in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.

(i)  General Restrictions. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator may set vesting criteria based upon continued employment or service, the achievement of Performance Goals or other specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(d)  Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.

(e)  Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement; provided, however, that the timing of payment shall in all cases comply with Section 409A to the extent applicable to the Award. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(f)   Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company and, subject to Section 3, again will become available for grant under the Plan.

(g)  Voting Rights, Dividend Equivalents and Distributions. Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Restricted Stock Units held by such Participant are settled. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator. Except as otherwise provided in an Award Agreement, Dividend Equivalents, if any, shall be accrued by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Shares (or as of the record date if the Restricted Stock Units are settled on or after the record date and before the date of payment of the cash dividend) and the number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid (or to be paid) on such date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per Share as of the date such Dividend Equivalents are credited. Any such additional Restricted Stock Units shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. For the avoidance of doubt, such additional Restricted Stock Units or other Dividend Equivalents will not vest or be paid prior to the time that the original Award vests. In the event of a dividend or distribution

SALESFORCE 2024 PROXY STATEMENT

C-12

APPENDIX C (CONTINUED)

paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 15 appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

10.      STOCK APPRECIATION RIGHTS.

(a)  Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)  Number of Shares. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)  Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan. Until Shares are issued in respect of a Stock Appreciation Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends, Dividend Equivalents or any other rights as a stockholder will exist with respect to the Shares subject to a Stock Appreciation Right.

(d)  Stock Appreciation Right Agreement. Subject to Section 6 and the other terms and conditions of the Plan, each Stock Appreciation Right grant will be evidenced by an Award Agreement (which may be in electronic form) that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)  Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(b) relating to the maximum term and Sections 7(d), 7(e) and 7(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)  Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)  The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

11.    PERFORMANCE UNITS AND PERFORMANCE SHARES.

(a)  Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator will have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant.

(b)  Award Agreement. Subject to Section 6 and the other terms and conditions of the Plan, each Award of Performance Shares and Performance Units will be evidenced by an Award Agreement (which may be in electronic form) that will specify any vesting conditions, the number of Performance Shares or Performance Units, as applicable, granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)  Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

SALESFORCE 2024 PROXY STATEMENT

C-13

APPENDIX C (CONTINUED)

(d)  Performance Objectives and Other Terms. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) (if any) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, as applicable, that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units and Performance Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(i)  General Restrictions. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator may set vesting criteria based upon continued employment or service, the achievement of specific Performance Goals or other performance objectives (Company-wide, departmental, divisional, business unit, or individual goals), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(e)  Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares, as applicable, will be entitled to receive a payout of the number of Performance Units or Performance Shares, as applicable, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.

(f)  Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units and Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period or as otherwise determined by the Administrator; provided, however, that the timing of payment shall in all cases comply with Section 409A to the extent applicable to the Award. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares or in a combination thereof.

(g)  Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares, as applicable, will be forfeited to the Company, and, subject to Section 3, again will be available for grant under the Plan.

(h)  Voting Rights, Dividend Equivalents and Distributions. Participants shall have no voting rights with respect to Shares represented by Performance Units and/or Performance Shares until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Award of Performance Shares that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Performance Shares are settled. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator, and may be paid on the same basis as settlement of the related Performance Share. Except as otherwise provided in an Award Agreement, Dividend Equivalents, if any, shall be accrued by crediting the Participant with additional whole Performance Shares as of the date of payment of such cash dividends on Shares (or as of the record date if the Performance Shares are settled on or after the record date and before the date of payment of the cash dividend) and the number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid (or to be paid) on such date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per Share as of the date such Dividend Equivalents are credited. Any such additional Performance Shares shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Performance Shares originally subject to the Award of Performance Shares. For the avoidance of doubt, such additional Performance Shares or other Dividend Equivalents will not vest or be paid prior to the time that the original Award vests. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 15 appropriate adjustments shall be made in the Participant’s Award of Performance Shares so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

12.    PERFORMANCE BONUS AWARDS.

(a)  Grant of Performance Bonus Awards. Subject to the terms and conditions of the Plan, Performance Bonus Awards may be granted to Employees at any time and from time to time, as will be determined by the Administrator, in its sole discretion, in the form of a cash bonus payable upon the attainment of Performance Goals and/or other performance objectives that are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

SALESFORCE 2024 PROXY STATEMENT

C-14

APPENDIX C (CONTINUED)

(b)  Subject to Section 6 and the other terms and conditions of the Plan, the Administrator will have complete discretion to determine the amount of the cash bonus that could be earned under a Performance Bonus Award.

13.    LEAVES OF ABSENCE/TRANSFER BETWEEN LOCATIONS. Unless the Administrator provides otherwise or as otherwise required by Applicable Law, vesting of Awards granted hereunder will be suspended during any unpaid personal leave of absence other than a Company-approved sabbatical, such that vesting shall cease on the first day of any such unpaid personal leave of absence and shall only recommence upon return to active service. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary or Affiliate. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.    TRANSFERABILITY OF AWARDS.

(a)  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant (or the Participant’s guardian or legal representative). If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding anything to the contrary in the Plan, in no event will the Administrator have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

15.    ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL.

(a)  Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property, but excepting normal cash dividends), recapitalization, stock split, reverse stock split, reorganization, reincorporation, reclassification, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, the numerical Share limits in Section 3 of the Plan and the per person numerical Share limits in Section 6. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Any fractional share resulting from an adjustment pursuant to this Section 15(a) shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised (with respect to an Option or SAR) or vested (with respect to an Award other than an Option or SAR), an Award will terminate immediately prior to the consummation of such proposed action.

(c)  Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph), including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, unless determined otherwise by the Administrator, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for

SALESFORCE 2024 PROXY STATEMENT

C-15

APPENDIX C (CONTINUED)

each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)  Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor or acquiring corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, unless determined otherwise by the Administrator, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

16.    DEFERRALS. The Administrator, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Administrator in its sole discretion and, unless otherwise expressly determined by the Administrator, shall comply with the requirements of Section 409A.

17.    TAX.

(a)  Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any Tax Obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations.

(b)  Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy such Tax Obligations. As determined by the Administrator in its discretion from time to time, these methods may include one or more of the following (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld or remitted, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld or remitted, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld or remitted, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations, or (f) any other means which the Administrator, in its sole discretion, determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan. The amount of Tax Obligations will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

(c)  Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or otherwise meet the requirements of Section 409A and will be construed and interpreted, including but not limited with respect to ambiguities and/or ambiguous terms, in accordance with such intent, except as otherwise specifically determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A.

SALESFORCE 2024 PROXY STATEMENT

C-16

APPENDIX C (CONTINUED)

18.    NO EFFECT ON EMPLOYMENT OR SERVICE. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

19.    DATE OF GRANT. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

20.    TERM OF PLAN. Subject to Section 29 of the Plan, the Plan will become effective upon its approval by the Company’s stockholders. It will continue in effect for a term of ten (10) years from March 21, 2024 unless terminated earlier under Section 21 of the Plan. For the avoidance of doubt, neither the amendment and restatement of the Plan in 2018, nor any subsequent amendment and/or restatement is intended to, and shall not be interpreted to, modify any Awards granted prior to approval of the amendment and restatement of this Plan by the Company’s stockholders at its 2018 annual meeting to the extent such modification would result in a loss of deductibility under Code Section 162(m).

21.    AMENDMENT AND TERMINATION OF THE PLAN.

(a)  Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)  Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless required by Applicable Law or mutually agreed between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

22.    CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

23.    SEVERABILITY. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

24.    FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

25.    UNFUNDED OBLIGATION. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

26.    CONDITIONS UPON ISSUANCE OF SHARES.

(a)  Legal Compliance. The granting of Awards and the issuance and delivery of Shares under the Plan shall be subject to all Applicable Laws, rule and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws, rules and regulations and will be further subject to the approval of counsel for the Company with respect to such compliance.

SALESFORCE 2024 PROXY STATEMENT

C-17

APPENDIX C (CONTINUED)

(b)  Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

27.    INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

28.    FORFEITURE EVENTS. To the extent applicable, Awards shall be subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material Company and/or Subsidiary policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries. The Administrator may also require the application of this Section with respect to any Award previously granted to a Participant even without any specified terms being included in any applicable Award Agreement to the extent required under Applicable Laws.

29.    STOCKHOLDER APPROVAL. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

SALESFORCE 2024 PROXY STATEMENT

C-18

www.salesforce.com @salesforce

© 2024 Salesforce, Inc. All rights reserved. Salesforce and salesforce.com are registered trademarks of Salesforce, Inc.
Salesforce, Inc. owns other registered and unregistered trademarks. Other names used herein may be trademarks of their respective owners.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION SCAN TO VIEW MATERIALS & VOTE w SALESFORCE, INC. 415 MISSION STREET 3RD FLOOR VOTE BY INTERNET SAN FRANCISCO, CA 94105 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above ATTN: INVESTOR RELATIONS Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 26, 2024 (the day before the meeting date). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/CRM2024 You may attend the Annual Meeting of Stockholders via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 26, 2024 (the day before the meeting date). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V50653-P07205 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SALESFORCE, INC. The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Directors For Against Abstain 1a. Marc Benioff 1b. Laura Alber 1c. Craig Conway 1d. Arnold Donald 1e. Parker Harris 1f. Neelie Kroes 1g. Sachin Mehra 1h. Mason Morfit 1i. Oscar Munoz 1j. John V. Roos 1k. Robin Washington 1l. Maynard Webb 1m. Susan Wojcicki The Board of Directors recommends you vote FOR management For Against Abstain proposals 2 through 5. 2. Amendment of our Restated Certificate of Incorporation to provide for officer exculpation. 3. Amendment and restatement of our 2013 Equity Incentive Plan to increase the number of shares reserved for issuance and extend the plan term. 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025. 5. Approval, on an advisory basis, of the fiscal 2024 compensation of our named executive officers. The Board of Directors recommends you vote AGAINST proposals For Against Abstain 6 through 8. 6. A stockholder proposal requesting a policy to require the Chair of the Board be an independent member of the Board and not a former CEO of the Company, if properly presented at the meeting. 7. A stockholder proposal requesting stockholder approval of certain executive severance arrangements, if properly presented at the meeting. 8. A stockholder proposal requesting a report on viewpoint restriction risks, if properly presented at the meeting. Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 27, 2024: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V50654-P07205 SALESFORCE, INC. 2024 Annual Meeting of Stockholders This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Marc Benioff, Sabastian Niles, Todd Machtmes and Sarah Dods, or any of them, as proxies and attorneys-in-fact, each with the power to act without the others and with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of SALESFORCE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, June 27, 2024 at 11:00 a.m. Pacific Time virtually via a live webcast at www.virtualshareholdermeeting.com/CRM2024 or at any adjournment or postponement thereof, and in their discretion on any other matters that may properly be presented at the meeting or at any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side